                             PANORAMA SERIES FUNDS

                                 ANNUAL REPORT

                               DECEMBER 31, 1997

        [LOGO]

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO

OBJECTIVE

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.

NARRATIVE BY PETER ANTOS AND TEAM, PORTFOLIO MANAGERS

The Panorama Series Total Return Portfolio, which is a dynamic mixture of stocks, bonds and cash, produced an average annual total return, without considering insurance product charges, of 18.81% for the one-year period ended December 31, 1997.1 The Fund is considered a "flexibly managed asset allocation fund", as opposed to a "balanced fund" which has a relatively fixed allocation among asset classes.

Despite recurrent volatility, both the stock and bond markets were relatively strong for much of the year. After the Federal Reserve Board increased interest rates in March, the stock market suffered a decline from which it didn't fully recover until early May. Starting in June, however, the stock market posted a string of new highs, with the Dow Jones Industrial Average ultimately topping 8200 before a brief correction in August. In October, the Asian currency crisis created turmoil in stock and bond markets around the world. The Dow suffered its biggest one-day decline ever on October 27, 1997, but quickly regained nearly all of its losses over the succeeding days, finally heading back close to 8000.

Financial services, technology and retail stocks were among our most successful investments during the period. The financial services sector, including banks, insurance companies and diversified financial services providers, has benefited from the continuing bull market, as well as ongoing industry consolidation. In technology, a major computer manufacturer posted surprisingly high earnings for the period, as it increased market share and expanded the percentage of its high end business. The retail area has benefited from a strong U.S. economy, from industry consolidation, and from recent events in Asia which have focused attention on companies with more domestically oriented earnings.

One disappointing area was electric utilities. The electric utility industry continues to post sluggish earnings growth, making it unattractive to investors. In addition, investors remain concerned about the impact of deregulation in the electric utility industry on stock prices, because deregulation typically pressures corporate profits.

The fixed-income portion of our portfolio posted solid results despite market volatility. We began the year in a modestly defensive position, with a large weighting in shorter-maturity bonds. In April, as growth moderated and inflation remained benign, we began shifting into some longer-maturity bonds to enhance yield. At the period's end, the Fund's fixed income holdings were predominately intermediate term, with an average maturity of about 8 years and a AA average credit rating. Because we believe that interest rates will continue to decline, we have maintained a longer-than-average portfolio "duration." Longer duration makes the portfolio more sensitive to interest rate changes.

Going forward, we are cautiously optimistic about the financial markets. Although stocks continue to be high priced, inflation is at a 32-year low, economic growth appears moderate and interest rates may decline further, which could be advantageous for both the stock and bond markets. Whatever happens, we remain committed to our proven style of selecting and allocating the Fund's assets among stocks, bonds and money market investments. In stocks we employ a bottom-up, quantitatively-based selection process. This means that we begin by identifying individual companies, rather than targeting specific industries or sectors. Then, before making any investment decision, we thoroughly analyze all the available data, rank each company based on multiple factors, and invest only in securities that meet our stringent criteria. We look for bargain-priced, out-of-favor stocks that demonstrate positive earnings surprises. In the fixed-income area we seek out high quality bonds issued by companies with stable-to-improving credit quality. We continue to monitor our value-based asset allocation discipline and will make appropriate adjustments to the fund's mix of stocks, bonds and cash as market conditions change.

As always, we appreciate the trust you have placed in us. We look forward to helping you meet your investment goals with the Panorama Series Fund, Inc. - Total Return Portfolio.

----------------------------
1. Includes changes in net asset value per share without deducting any insurance product charges. Such performance would have been lower if these charges were taken into account.

2. The Fund's portfolio is subject to change.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO

OBJECTIVE

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks with low price/earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

NARRATIVE BY PETER ANTOS AND TEAM, PORTFOLIO MANAGERS

Panorama Series Growth Portfolio had a strong year, producing an average annual total return, without considering insurance product charges, of 26.37%(1) for the one-year period ended December 31, 1997.

As we expected, the past year was characterized by significant volatility. The stock market declined nearly 10% in March, rebounded in April and May, and set new records in June. Then troubles in the Asian currency markets, which began during the summer and helped cause a modest correction in August, escalated to crisis dimensions in October. This created turmoil in almost all the financial markets around the world, leading, on October 27, 1997, to the biggest one-day decline ever in the Dow Jones Industrial Average. However, the Dow recovered very quickly and, perhaps buoyed by a still-strong, virtually inflation-free U.S. economy, ended the year strongly.

Our biggest successes were in the finance, technology and retail sectors. In the financial area, for example, Travelers Group, the insurance and stock brokerage conglomerate, has done extremely well over the past year. The company, which already owns Smith Barney, made headlines with its purchase of Salomon, Inc., the Wall Street investment banking firm (a stock we also owned prior to the acquisition). Many Wall Street analysts believe that the Travelers' CEO will manage the combined company efficiently and improve profitability. Indeed, Mr. Weill has a long track record of buying companies and making them more efficient. At the same time, the fundamentals of Travelers itself have been improving. The bull market for stocks has naturally benefited Smith Barney, and the strong U.S. economy has strengthened the company's consumer lending and insurance divisions.

In technology, companies involved in the personal computer industry performed very well for most of the year. One example would be Compaq Computer, which has been quickly increasing market share, as well as expanding the percentage of its high-end business. Although technology as a group had a very strong year, they lost some ground in the fourth quarter when some companies reported disappointing earnings.(2)

In retail, stocks benefited from an unexpectedly strong U.S. economy and continuing industry consolidation. In addition, the group was helped by a fourth quarter investor move toward companies with primarily domestic U.S. businesses as turmoil in Asia complicated the picture for many firms with substantial international sales.

The most disappointing sector was utilities, though the Fund didn't have a big weighting there. In the electric utility industry, earnings growth has been slower than most other segments of the stock market, which has made them unattractive. In addition to sluggish earnings, the specter of deregulation in the electric utility industry has caused a high level of uncertainty.

Going forward, we are cautiously optimistic about the stock market. Although stocks continue to be high priced, inflation is at a 32-year low, economic growth appears moderate and interest rates may decline further, which could be advantageous for the securities markets.

We remain committed to our time-tested strategy of buying undervalued stocks with better-than-anticipated earnings. Before making any investment decision, we thoroughly analyze all the available data, rank each company based on multiple factors, and invest only in companies that meet our stringent criteria. By adhering to our discipline, and not compromising our standards in response to short-term market moves, we feel we can continue to make the investment decisions that will benefit the Fund's shareholders over the long term.

As always, we appreciate the trust you have placed in us. We look forward to helping you meet your investment goals with the Panorama Series Fund, Inc. - Growth Portfolio.

----------------------------
1. Includes changes in net asset value per share without deducting insurance product charges. Such performance would have been lower if these charges were taken into account.

2. The Fund's portfolio is subject to change.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO

OBJECTIVE

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO seeks a high level of current income with a high degree of safety of principal by investing primarily in U.S. Government securities and U.S. Government-related securities.

NARRATIVE BY JERRY WEBMAN, PORTFOLIO MANAGER

Government Securities Portfolio produced an average annual total return of 8.82% for the one-year period ended 12/31/97.(1) These results reflect changes in share price, plus reinvested income distributions, but are calculated before insurance product charges.

The Fund seeks conservative investments that provide an attractive, steady yield while minimizing risks and volatility. Although during the second half of 1997 many types of bonds experienced significant degrees of volatility, the securities held by this Fund performed well.

The Fund's stable performance has largely been a function of the economy's continued balance between strong growth and low inflation. Strong economic growth usually raises the specter of rising interest rates, while low inflation is usually accompanied by falling interest rates. For 1997, the result has been a sustained period of relatively narrow interest rate fluctuations and a corresponding cap on volatility in the bond markets.

Within this range, however, the bond market has experienced several notable corrections and rallies. In February and March, the bond market traded off significantly as the economy showed stronger than expected growth. In March, the Federal Reserve Board raised short-term interest rates a modest one quarter of one percent to ward off inflation. The market recovered somewhat, stabilized, and then rallied as growth appeared to slow. Many investors and analysts began referring to a "Goldilocks economy" - neither too hot nor too cold, but "just right." Stronger economic numbers led to a sell off in August. By September, Federal Reserve Board Chairman Greenspan was warning of the possibility that rates might need to be raised again. However, difficulties in the Asian economies and a temporary sell-off in U.S., equities reduced the likelihood of a rate rise and sparked a bond rally in the last quarter of the year.

While these events have posed challenges for the Fund, they have also created opportunities. A relatively stable environment works well for the mixture of securities held by the Fund. We have achieved good returns from government-backed discount mortgage instruments, short-term Treasury bonds and a relatively small position in high-grade corporate bonds. Mortgage instruments in particular have outperformed during the Asian crisis.

Looking ahead, we believe the bond market will need evidence of domestic economic weakening to continue to rally. That evidence may or may not materialize. Currently, we do not plan to take an aggressive position either way. The Fund's mortgage position is currently modestly underweighted since these securities usually underperform in an environment of falling interest rates. We may find an opportunity to add to our mortgage position in the first quarter of 1998. However, our general view is that interest rates are likely to remain stable to lower over the next six months. We will continue to manage the Fund to maximize returns in a low volatility environment while avoiding interest rate risk in more volatile situations.

As always, we appreciate the trust you have placed in us. We will continue to pursue the Fund's stated investment objectives with discipline and tenacity so that Panorama Series Fund, Inc. - Government Securities Portfolio remains an effective instrument in helping you meet your financial goals...part of THE RIGHT WAY TO INVEST.

----------------------------
1. Includes changes in net asset value per share without deducting any insurance product charges. Such performance would have been lower if these charges were taken into account.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of worldwide companies whose primary stock market is located outside the United States.

NARRATIVE BY JAMES BURNS, FUND MANAGER

Panorama Series Fund International Equity Portfolio performed well during 1997. For the one-year period ended December 31, 1997, the Fund provided a total rate of return of 8.11%.(1) These results reflect changes in share price, plus reinvested income distributions, but are calculated before insurance product charges are considered.

While the performance of the international markets was mixed in 1997, our investment approach, which emphasizes individual opportunities rather than specific international regions, worked quite well. Our approach helped us avoid the trouble spots in the global equity markets and participate where prospects were brightest.

With that said, we believe it is important to understand the environment in which we operated. That's because 1997 was an extraordinarily difficult year for some of the world's stock markets and a strong year for others. For example, European markets provided attractive returns, the result of increased investor confidence in the early stages of an economic recovery. Another major theme driving Europe's markets has been the corporate restructuring taking place as companies prepare for the debut of the European Monetary Union on January 1, 1999. In contrast, most Asian markets did very poorly. In Japan, a prolonged economic recession kept stock prices depressed, and the emerging markets of Southeast Asia declined sharply between July and October in the wake of currency devaluations. And though our holdings in Hong Kong benefited the fund during the period, we held only a few minor positions in markets such as Indonesia and Thailand, so our exposure to the Asian sell-off was limited.(2)

In this environment, we focused primarily on companies in Europe. In fact, as of year-end, approximately 68% of assets were allocated to Europe, the largest component of which was 25% in the United Kingdom. In contrast, European companies comprised just 49% of the portfolio at the start of the year. Conversely, our investments in Asia, which represented about 46% of the Fund when 1997 began, was reduced to approximately 25% by year-end.

One of the Fund's holdings, a German sporting goods manufacturer, refocused its business on footwear and sporting apparel. Their stock rose when it announced a merger with a French ski manufacturer. Another significant contributor to the Fund's performance was Telecom Italia Mobile, the leading mobile services provider in Italy, which is in the forefront of the fast-growing wireless communication industry.

In Japan, some well-known international holdings have done well, including Sony. Because this company derives much of its revenue from overseas markets, they have been able to avoid the domestic problems plaguing many other Japanese companies.

Looking forward, we are optimistic about Europe's prospects, but cautious regarding the Asian markets. We're finding some particularly interesting opportunities in small- and medium-sized companies, where we believe valuations are very reasonable and share prices should begin to catch up to some of the larger names.

Regardless of where attractive opportunities can be found, we plan to remain focused on our disciplined investment approach. We seek to buy companies with long-term track records, strong finances and talented management. By limiting our investments to companies meeting these criteria, we also hope to reduce the political and economic risks that affect the international stock markets.

As always, we appreciate the trust you have placed in us. We look forward to helping you meet your investment goals with the Panorama Series Fund, Inc. - International Equity Portfolio.

----------------------------
1. Includes changes in net asset value per share without deducting insurance product charges. Such performance would have been lower if these charges were taken into account.

2. The Fund's portfolio is subject to change.

PANORAMA SERIES FUND, INC. - LIFESPAN PORTFOLIOS

OBJECTIVE

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO seeks high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds.

NARRATIVE BY PORTFOLIO MANAGEMENT TEAM

The U.S. securities markets entered 1997 strongly, as the economy continued its robust growth and inflation remained almost invisible. Fearing growth was too strong, the Federal Reserve Board raised short-term interest rates modestly in March, generating high volatility in both the stock and bond markets. As a result, the stock market suffered a nearly 10% decline in March. However, it rebounded in April, fully recovered in May, and proceeded to set new record highs in June. During a single week in June, the Dow Jones Industrial Average, the most widely followed index, set closing records every day. That same week, the S&P 500 Index, which tracks large, blue chip companies, the Russell 2000 Index, which tracks small company performance, and the New York Stock Exchange all set closing highs. The positive pace continued through most of July, before a brief correction interrupted the bullish move in August.

Trouble was brewing in Asia, though, where widespread currency troubles finally escalated to crisis dimensions in October. This created turmoil in almost all the financial markets around the world. On October 27, 1997, the Dow experienced its largest one-day point decline ever. However, nearly all of the lost ground was quickly regained over the succeeding days, and the Dow headed back above the 8000 mark first reached in the summer. The bond market also experienced wide price swings, as investors jumped back and forth between stocks and bonds.

As the calendar and the fiscal year for the Panorama LifeSpan portfolios ended, U.S. markets were performing strongly, encouraged by what seemed to be a still-strong, virtually inflation-free U.S. economy. Because the LifeSpan portfolios are comprised of widely-diverse investments, the portfolios were both positively and negatively impacted by the extreme volatility in the markets over the past year. Fortunately, the portfolios are strategically allocated to provide strong performance with limited overall portfolio risk in a variety of market conditions. By combining different types of assets - stocks, bonds and money market investments, both in the U.S. and overseas - in different proportions, the LifeSpan portfolios can help investors meet their appropriate investment goals, whether they are aggressive, moderate or conservative.

The Capital Appreciation Portfolio finished 1997 very strongly. A relatively large number of stocks in the financial sector did well, as the continuing bull market benefited a wide range of financial firms. Technology industries also did very well, especially those companies involved in the personal computer businesses. Overall, for the one-year period, the strongest performers were the large cap stocks in the GROWTH/INCOME and VALUE/GROWTH segments. The SMALL-CAP EQUITY component ended the year positively, as small company stocks staged a rally in the final months of the year. Returns from the portfolio's INTERNATIONAL EQUITY component were moderately positive. Although the year was difficult for overseas stocks in general, the Fund benefited because its investments were able to almost entirely avoid the difficulties in Southeast Asia. The HIGH YIELD segment offered good, though volatile returns, especially in strong growth sectors such as telecommunications technology, and our GOVERNMENT/CORPORATE BOND component performed well in the controlled, non-inflationary growth environment in the United States.(1)

The Balanced Portfolio, with approximately 55% weighting in stocks, benefited significantly from the advances of the stock market over the one-year period. The largest gains were in the VALUE/GROWTH and GROWTH/INCOME components, which benefited from the performance of financial and technology stocks. The SMALL-CAP EQUITY and INTERNATIONAL components also made positive contributions to the Fund's returns. The late rally in the bond markets helped boost returns from the HIGH YIELD, SHORT TERM BOND and GOVERNMENT/CORPORATE BOND components.(1)

The Diversified Income Portfolio enjoyed favorable returns over the past year, aided by the non-inflationary growth environment in the U.S. That's because when inflation is low, interest rates generally stay low and bond prices remain stable. The portfolio's strongest performer was the GROWTH/INCOME segment, which benefited from overall superior stock market returns. The HIGH YIELD BOND segment also was a positive contributor, fueled by favorable returns in the telecommunications sector. The CORPORATE/GOVERNMENT BOND and SHORT-TERM BOND components posted solid results despite the volatility in the bond market.(1)

As always, we appreciate the trust you have placed in us. We look forward to helping you meet your investment goals with the Panorama Series Fund, Inc. - LifeSpan portfolios.

----------------------------
1. The Fund's portfolio is subject to change. Past performance is no guarantee of future results.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                   MARKET VALUE
                                     SHARES        NOTE 1
-----------------------------------------------------------------
COMMON STOCKS - 48.8%
-----------------------------------------------------------------
BASIC MATERIALS - 1.2%
-----------------------------------------------------------------
METALS - 0.4%
Allegheny Teledyne, Inc.                  185,200  $    4,792,050
-----------------------------------------------------------------
PAPER - 0.8%
Fort James Corp.                          272,375      10,418,344
-----------------------------------------------------------------
CONSUMER CYCLICALS - 6.3%
-----------------------------------------------------------------
AUTOS & HOUSING - 0.9%
Goodyear Tire & Rubber Co.                 86,300       5,490,837
-----------------------------------------------------------------
Lear Corp.(1)                             128,300       6,094,250
                                                   --------------
                                                       11,585,087
-----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.2%
Alaska Air Group, Inc.(1)                 147,400       5,711,750
-----------------------------------------------------------------
America West Holdings Corp., Cl.
B(1)                                      238,400       4,440,200
-----------------------------------------------------------------
AMR Corp.(1)                               88,500      11,372,250
-----------------------------------------------------------------
Hasbro, Inc.                              106,500       3,354,750
-----------------------------------------------------------------
Outback Steakhouse, Inc.(1)               121,800       3,501,750
                                                   --------------
                                                       28,380,700
-----------------------------------------------------------------
RETAIL: GENERAL - 2.3%
Dayton Hudson Corp.                       123,800       8,356,500
-----------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                   218,900       9,426,381
-----------------------------------------------------------------
Penney (J.C.) Co., Inc.                   183,000      11,037,187
                                                   --------------
                                                       28,820,068
-----------------------------------------------------------------
RETAIL: SPECIALTY - 0.9%
Brylane, Inc.(1)                           66,900       3,294,825
-----------------------------------------------------------------
Payless ShoeSource, Inc.(1)               122,800       8,242,950
                                                   --------------
                                                       11,537,775
-----------------------------------------------------------------
CONSUMER NON-CYCLICALS - 3.8%
-----------------------------------------------------------------
FOOD - 1.6%
Kroger Co.(1)                             314,700      11,624,231
-----------------------------------------------------------------
Safeway, Inc.(1)                          136,100       8,608,325
                                                   --------------
                                                       20,232,556
-----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
0.9%
Tenet Healthcare Corp.(1)                 265,020       8,778,787
-----------------------------------------------------------------
WellPoint Health Networks, Inc.(1)         75,400       3,185,650
                                                   --------------
                                                       11,964,437
-----------------------------------------------------------------
HOUSEHOLD GOODS - 1.3%
Dial Corp. (The)                          295,200       6,143,850
-----------------------------------------------------------------
Premark International, Inc.               368,300      10,680,700
                                                   --------------
                                                       16,824,550

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
-----------------------------------------------------------------
ENERGY - 5.7%
-----------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 2.3%
Diamond Offshore Drilling, Inc.           186,300  $    8,965,687
-----------------------------------------------------------------
Global Marine, Inc.(1)                    235,700       5,774,650
-----------------------------------------------------------------
Oryx Energy Co.(1)                        269,900       6,882,450
-----------------------------------------------------------------
Tidewater, Inc.                           132,700       7,315,087
                                                   --------------
                                                       28,937,874
-----------------------------------------------------------------
OIL-INTEGRATED - 3.4%
Amoco Corp.                                71,200       6,060,900
-----------------------------------------------------------------
Chevron Corp.                             161,700      12,450,900
-----------------------------------------------------------------
Exxon Corp.                                82,500       5,047,969
-----------------------------------------------------------------
Mobil Corp.                               143,600      10,366,125
-----------------------------------------------------------------
Occidental Petroleum Corp.                335,000       9,819,687
                                                   --------------
                                                       43,745,581
-----------------------------------------------------------------
FINANCIAL - 11.9%
-----------------------------------------------------------------
BANKS - 4.3%
BankAmerica Corp.                         117,500       8,577,500
-----------------------------------------------------------------
BankBoston Corp.                          144,600      13,583,362
-----------------------------------------------------------------
First Union Corp.                         260,500      13,350,625
-----------------------------------------------------------------
NationsBank Corp.                          94,600       5,752,862
-----------------------------------------------------------------
Wells Fargo & Co.                          40,100      13,611,444
                                                   --------------
                                                       54,875,793
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.4%
Crescent Real Estate Equities, Inc.       214,500       8,445,938
-----------------------------------------------------------------
Money Store, Inc. (The)                   118,100       2,480,100
-----------------------------------------------------------------
Morgan Stanley, Dean Witter,
Discover & Co.                            102,600       6,066,225
-----------------------------------------------------------------
Travelers Group, Inc.                     262,646      14,150,053
                                                   --------------
                                                       31,142,316
-----------------------------------------------------------------
INSURANCE - 5.2%
Allstate Corp.                             85,000       7,724,375
-----------------------------------------------------------------
Chubb Corp.                               135,600      10,254,750
-----------------------------------------------------------------
Conseco, Inc.                             293,300      13,326,819
-----------------------------------------------------------------
Equitable Cos., Inc.                      269,000      13,382,750
-----------------------------------------------------------------
Torchmark Corp.                           239,800      10,086,588
-----------------------------------------------------------------
Travelers Property Casualty Corp.,
Cl. A                                     270,300      11,893,200
                                                   --------------
                                                       66,668,482
-----------------------------------------------------------------
INDUSTRIAL - 8.4%
-----------------------------------------------------------------
INDUSTRIAL SERVICES - 0.5%
Viad Corp.                                297,400       5,743,538
-----------------------------------------------------------------
MANUFACTURING - 7.4%
Aeroquip-Vickers, Inc.                    109,600       5,377,250

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
-----------------------------------------------------------------
MANUFACTURING (CONTINUED)

AGCO Corp.                                302,900  $    8,859,825
-----------------------------------------------------------------
Case Corp.                                173,900      10,510,081
-----------------------------------------------------------------
Deere & Co.                               251,800      14,683,088
-----------------------------------------------------------------
Ingersoll-Rand Co.                        184,100       7,456,050
-----------------------------------------------------------------
PACCAR, Inc.                              248,700      13,056,750
-----------------------------------------------------------------
Parker-Hannifin Corp.                     143,800       6,596,825
-----------------------------------------------------------------
Textron, Inc.                             231,800      14,487,500
-----------------------------------------------------------------
U.S. Industries, Inc.                     458,050      13,798,756
                                                   --------------
                                                       94,826,125
-----------------------------------------------------------------
TRANSPORTATION - 0.5%
Burlington Northern Santa Fe Corp.         68,100       6,329,044
-----------------------------------------------------------------
TECHNOLOGY - 6.3%
-----------------------------------------------------------------
AEROSPACE/DEFENSE - 1.0%
General Dynamics Corp.                     69,700       6,024,694
-----------------------------------------------------------------
Lockheed Martin Corp.                      69,051       6,801,524
                                                   --------------
                                                       12,826,218
-----------------------------------------------------------------
COMPUTER HARDWARE - 3.7%
CHS Electronics, Inc.(1)                   73,650       1,261,256
-----------------------------------------------------------------
Compaq Computer Corp.                     185,900      10,491,731
-----------------------------------------------------------------
International Business Machines
Corp.                                     116,600      12,191,988
-----------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                   92,500       3,515,000
-----------------------------------------------------------------
Storage Technology Corp. (New)(1)         324,300      20,086,331
                                                   --------------
                                                       47,546,306
-----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.7%
Electronic Data Systems Corp.             161,000       7,073,938
-----------------------------------------------------------------
Symantec Corp.(1)                          63,200       1,386,450
                                                   --------------
                                                        8,460,388
-----------------------------------------------------------------
ELECTRONICS - 0.7%
National Semiconductor Corp.(1)            83,900       2,176,156
-----------------------------------------------------------------
SCI Systems, Inc.(1)                      154,400       6,726,050
                                                   --------------
                                                        8,902,206
-----------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
0.2%
Bay Networks, Inc.(1)                      66,200       1,692,238
-----------------------------------------------------------------
Dycom Industries, Inc.(1)                  56,900       1,226,906
                                                   --------------
                                                        2,919,144
-----------------------------------------------------------------
UTILITIES - 5.2%
-----------------------------------------------------------------
ELECTRIC UTILITIES - 0.8%
FPL Group, Inc.                           171,400      10,144,738
-----------------------------------------------------------------
GAS UTILITIES - 1.7%
Columbia Gas System, Inc.                 282,700      22,209,619

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
-----------------------------------------------------------------
TELEPHONE UTILITIES - 2.7%
Bell Atlantic Corp.                       144,600  $   13,158,600
-----------------------------------------------------------------
Century Telephone Enterprises, Inc.        50,600       2,520,513
-----------------------------------------------------------------
Frontier Corp.                            140,500       3,380,781
-----------------------------------------------------------------
U S West Communications Group             336,400      15,180,050
                                                   --------------
                                                       34,239,944
                                                   --------------
Total Common Stocks (Cost
$545,906,403)                                         624,072,883

                                     PRINCIPAL
                                     AMOUNT
-----------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.0%
-----------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(2)                $  4,500,000       4,515,996
-----------------------------------------------------------------
Olympic Automobile Receivables
Trust:
Receivables-Backed Nts., Series
1997-A, Cl. A5, 6.80%, 2/15/05          4,050,000       4,104,919
Series 1996-A, Cl. A4, 5.85%,
7/15/01                                 4,000,000       3,991,250
                                                   --------------
Total Asset-Backed Securities (Cost
$12,519,787)                                           12,612,165
-----------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 7.3%
-----------------------------------------------------------------
BankAmerica Manufactured Housing
Contract Trust Sr. Sub.
Pass-Through Certificates, Series
1996-1, Cl. A1, 6.125%, 10/10/26          846,547         846,679
-----------------------------------------------------------------
Chase Commercial Mortgage
Securities Corp., Commercial Mtg.
Obligations, Series 1996-1, Cl. A2,
7.60%, 3/18/06                          6,000,000       6,202,383
-----------------------------------------------------------------
Contimortgage Home Equity Loan
Trust, Series 1995-2, Cl. A2,
7.95%, 4/15/10                             33,936          33,916
-----------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA,
7%, 3/15/24                             3,750,000       3,810,937
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1987, Cl. K,
7.50%, 9/15/27(2)                       4,000,000       3,970,000
Gtd. Multiclass Mtg. Participation
Certificates, 6%, 3/1/09                3,464,343       3,439,365
Gtd. Multiclass Mtg. Participation
Certificates, Series 1337, Cl. D,
6%, 8/15/07                             3,000,000       2,940,000
Gtd. Multiclass Mtg. Participation
Certificates, Series 1574, Cl. PD,
5.55%, 3/15/13                            686,854         684,918
Gtd. Multiclass Mtg. Participation
Certificates, Series 1694, Cl. PG,
5.75%, 12/15/21                         5,000,000       4,925,000
Gtd. Multiclass Mtg. Participation
Certificates, Series 1820, Cl. PL,
5.75%, 7/15/06                          4,880,000       4,835,738
Gtd. Multiclass Mtg. Participation
Certificates, Series 1843, Cl. VB,
7%, 4/15/03                             3,578,600       3,671,393
Gtd. Multiclass Mtg. Participation
Certificates, Series 1849, Cl. VA,
6%, 12/15/10                            4,538,091       4,515,401
Gtd. Multiclass Mtg. Participation
Certificates, Series 1994-43, Cl.
PE, 6%, 12/25/19                        2,950,000       2,936,165
Interest-Only Stripped Mtg.-Backed
Security, Series 1583, Cl. IC,
6.65%, 1/15/20(3)                       8,345,178       1,255,037
-----------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                             2,830,995       2,814,519
6.50%, 2/1/26                             263,014         260,258
6.50%, 2/1/26                             241,608         239,077
6.50%, 2/1/26                             343,636         340,681
6.50%, 2/1/26                             136,599         135,424
6.50%, 2/1/26                           1,019,881       1,009,194
6.50%, 3/1/26                             451,849         447,114
6.50%, 4/1/24                             544,722         540,375

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
-----------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS
(CONTINUED)
-----------------------------------------------------------------
Federal National Mortgage Assn.:
(Continued)

6.50%, 4/1/26                        $    325,537  $      322,125
7%, 4/1/00                                980,077         986,948
7.50%, 11/1/08                            163,746         168,768
7.50%, 12/1/08                            293,339         302,336
7.50%, 2/1/08                             313,342         322,106
7.50%, 4/1/08                             142,596         146,198
7.50%, 5/1/07                             184,084         188,734
7.50%, 8/1/08                             270,422         277,987
8%, 3/1/17                                155,891         163,330
8%, 6/1/17                                108,130         113,290
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1992-15, Cl.
KZ, 7%, 2/25/22                         2,253,787       2,182,635
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-181, Cl. C, 5.40%,
10/25/02                                  848,466         843,690
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                 1,492,065       1,481,575
Interest-Only Stripped Mtg.-Backed
Security, Trust 1993-223, Cl. PM,
7.309%, 10/25/23(3)                     8,202,184       1,243,123
-----------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1994-7, Cl. A18, 6%, 2/25/09     4,707,789       4,438,551
-----------------------------------------------------------------
Government National Mortgage Assn.:
6.50%, 4/15/26                          2,865,526       2,837,559
6.50%, 4/15/26                            925,268         916,238
6.50%, 4/15/26                            946,176         936,942
7%, 1/15/24                               696,612         704,519
7%, 11/15/08                              311,912         319,315
7%, 12/15/08                              401,108         410,250
7%, 12/15/23                              494,068         499,982
7%, 2/15/09                               428,596         438,767
7%, 6/15/09                               295,013         301,737
7.50%, 1/15/09                            476,358         491,830
7.50%, 1/15/10                            713,564         736,520
7.50%, 1/15/23                            310,489         319,100
7.50%, 10/15/23                            52,186          53,633
7.50%, 11/15/23                           749,719         770,509
7.50%, 3/15/09                            542,002         559,607
7.50%, 3/15/23                             22,697          23,327
7.50%, 6/15/09                            657,995         679,164
7.50%, 6/15/23                             43,117          44,313
7.50%, 6/15/24                            766,843         787,633
7.50%, 8/15/23                          1,853,068       1,904,455
7.50%, 8/15/23                             37,362          38,398
7.50%, 9/15/23                             46,865          48,165
7.50%, 9/15/23                             40,794          41,926
8%, 5/15/17                               278,965         293,184
8%, 5/15/17                               795,960         836,531
-----------------------------------------------------------------
Green Tree Financial Corp., Series
1994-7, Cl. A3, 8%, 3/15/20               917,092         921,100
-----------------------------------------------------------------
Housing Securities, Inc., Series
1994-3, Cl. A3, 7.25%, 9/25/12(2)         264,912         265,161

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
-----------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS
(CONTINUED)
-----------------------------------------------------------------

Norwest Asset Securities Corp.,
Mtg. Pass-Through Certificates,
Series 1997-14, Cl. A3, 6.75%,
10/25/27                             $  5,000,000  $    5,023,438
-----------------------------------------------------------------
PNC Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates,
Series 1995-2, Cl. A3, 6.50%,
2/25/12                                 4,000,000       4,007,656
-----------------------------------------------------------------
Prudential Home Mortgage Securities
Co., Sub. Fixed Rate Mtg.
Securities, Real Estate Mtg.
Investment Conduit Pass-Through
Certificates, Series 1993-L, Cl.
1B2, 6.64%, 12/25/23(2)(4)              1,900,000       1,903,191
-----------------------------------------------------------------
Residential Accredit Loans, Inc.,
Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl.
A2, 6.75%, 9/25/27                      3,620,000       3,614,909
                                                   --------------
Total Mortgage-Backed Obligations
(Cost $92,043,834)                                     93,764,029
-----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 14.6%
-----------------------------------------------------------------
U.S. Treasury Bonds:
10.375%, 11/15/12                       3,000,000       3,989,064
6%, 2/15/26                             5,000,000       4,995,315
7.50%, 11/15/16                       104,700,000     122,171,917
8.75%, 5/15/17                          3,000,000       3,932,814
8.875%, 8/15/17                         1,000,000       1,327,188
STRIPS, 7.835%, 5/15/15(5)              2,250,000         796,446
-----------------------------------------------------------------
U.S. Treasury Nts.:
6.50%, 8/15/05                         30,560,000      31,897,031
6.75%, 6/30/99                          8,000,000       8,127,504
7.50%, 11/15/01                         8,775,000       9,309,731
                                                   --------------
Total U.S. Government Obligations
(Cost $177,711,247)                                   186,547,010
-----------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -
0.2%
-----------------------------------------------------------------
Colombia (Republic of) Unsub. Nts.,
7.125%, 5/11/98                           600,000         601,769
-----------------------------------------------------------------
United Mexican States Bonds, 6.97%,
8/12/00                                 1,750,000       1,713,906
                                                   --------------
Total Foreign Government
Obligations (Cost $2,318,005)                           2,315,675
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 0.3%
-----------------------------------------------------------------
California Infrastructure &
Economic Development Bank Special
Purpose Trust Certificates, Series
1997-1, 6.28%, 9/25/05 (Cost
$4,007,640)                             4,000,000       4,021,600
-----------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND
NOTES - 17.3%
-----------------------------------------------------------------
BASIC MATERIALS - 1.9%
-----------------------------------------------------------------
CHEMICALS - 0.8%
Du Pont (E.I.) De Nemours & Co.,
8.50% Debs., 2/15/03                    2,320,000       2,465,629
-----------------------------------------------------------------
FMC Corp., 8.75% Sr. Nts., 4/1/99       2,500,000       2,573,660
-----------------------------------------------------------------
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20           2,512,000       3,271,571
-----------------------------------------------------------------
PPG Industries, Inc., 9% Debs.,
5/1/21                                  1,190,000       1,485,966
                                                   --------------
                                                        9,796,826

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
-----------------------------------------------------------------
HOUSEHOLD GOODS - 0.4%
Fort James Corp., 6.875% Sr. Nts.,
9/15/07                              $  5,000,000  $    5,071,500
-----------------------------------------------------------------
METALS - 0.3%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                                 4,000,000       4,329,880
-----------------------------------------------------------------
PAPER - 0.4%
Celulosa Arauco y Constitucion SA,
7.25% Debs., 6/11/98(2)                 2,250,000       2,235,937
-----------------------------------------------------------------
Donohue Forest Products, Inc.,
7.625% Gtd. Sr. Nts., 5/15/07           2,500,000       2,619,550
                                                   --------------
                                                        4,855,487
-----------------------------------------------------------------
CONSUMER CYCLICALS - 2.4%
-----------------------------------------------------------------
AUTOS & HOUSING - 0.4%
Black & Decker Corp., 6.625% Nts.,
11/15/00                                2,700,000       2,726,379
-----------------------------------------------------------------
First Industrial LP, 7.15% Bonds,
5/15/27                                 3,000,000       3,082,923
                                                   --------------
                                                        5,809,302
-----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.3%
Blockbuster Entertainment Corp.,
6.625% Sr. Nts., 2/15/98                1,750,000       1,750,632
-----------------------------------------------------------------
Felcor Suites LP, 7.375% Sr. Nts.,
10/1/04(2)                              2,000,000       2,017,042
                                                   --------------
                                                        3,767,674
-----------------------------------------------------------------
MEDIA - 1.3%
Reed Elsevier, Inc., 6.625% Nts.,
10/15/23(6)                             1,600,000       1,567,344
-----------------------------------------------------------------
TCI Communications, Inc., 6.375%
Nts., 9/15/99                           5,000,000       5,014,210
-----------------------------------------------------------------
Tele-Communications, Inc., 7.14%
Sr. Medium-Term Nts., 2/3/98            1,500,000       1,501,228
-----------------------------------------------------------------
Tele-Communications, Inc., 7.15%
Sr. Medium-Term Nts., 2/3/98            1,600,000       1,601,323
-----------------------------------------------------------------
Time Warner, Inc., 7.45% Nts.,
2/1/98                                  3,900,000       3,903,385
-----------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr.
Debs., 10/30/07                         3,250,000       3,612,843
                                                   --------------
                                                       17,200,333
-----------------------------------------------------------------
RETAIL: GENERAL - 0.4%
Federated Department Stores, Inc.,
10% Sr. Nts., 2/15/01                   1,770,000       1,952,514
-----------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                           2,000,000       2,048,966
-----------------------------------------------------------------
Sears Roebuck & Co., 8.39%
Medium-Term Nts., 3/23/99               1,590,000       1,632,835
                                                   --------------
                                                        5,634,315
-----------------------------------------------------------------
CONSUMER NON-CYCLICALS - 1.0%
-----------------------------------------------------------------
FOOD - 0.6%
CPC International, Inc., 6.15%
Unsec. Nts., Series C, 1/15/06          2,000,000       1,991,316
-----------------------------------------------------------------
Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                           3,500,000       3,543,274
-----------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
Inc., (The) 9.125% Debs., 1/15/98       2,000,000       2,001,408
                                                   --------------
                                                        7,535,998
-----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
0.3%
Tenet Healthcare Corp., 8% Sr.
Nts., 1/15/05                           1,500,000       1,537,500
-----------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr.
Unsec. Nts., 12/1/03                    2,000,000       2,123,046
                                                   --------------
                                                        3,660,546
-----------------------------------------------------------------
HOUSEHOLD GOODS - 0.1%
Procter & Gamble Co., 9.36% Debs.,
Series A, 1/1/21                          750,000         966,399

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
-----------------------------------------------------------------
ENERGY - 3.3%
-----------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.9%
Chesapeake Energy Corp., 7.875% Sr.
Nts., Series B, 3/15/04              $  3,250,000  $    3,225,625
-----------------------------------------------------------------
Coastal Corp., 8.125% Sr. Nts.,
9/15/02                                 3,190,000       3,419,638
-----------------------------------------------------------------
Colorado International Gas Corp.,
10% Sr. Debs., 6/15/05                    455,000         549,885
-----------------------------------------------------------------
Columbia Gas System, Inc., 6.80%
Nts., Series C, 11/28/05                2,000,000       2,042,142
-----------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75%
Sr. Nts., Series B, 1/15/01             2,430,000       2,548,462
-----------------------------------------------------------------
Ferrellgas LP/Ferrellgas Finance
Corp., 10% Sr. Nts., Series A,
8/1/01                                  2,000,000       2,112,500
-----------------------------------------------------------------
HNG Internorth/Enron Corp., 9.625%
Debs., 3/15/06                            700,000         840,338
-----------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                    4,000,000       4,373,164
-----------------------------------------------------------------
Petroliam Nasional Berhad, 6.875%
Nts., 7/1/03(6)                         2,500,000       2,377,010
-----------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875%
Debs., 1/1/21                           2,250,000       2,992,500
                                                   --------------
                                                       24,481,264
-----------------------------------------------------------------
OIL-INTEGRATED - 1.4%
Gulf Canada Resources Ltd., 8.25%
Sr. Nts., 3/15/17                       2,000,000       2,206,840
-----------------------------------------------------------------
Gulf Canada Resources Ltd., 9%
Debs., 8/15/99                          1,750,000       1,831,623
-----------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                           4,500,000       4,579,726
-----------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                           3,600,000       3,841,337
-----------------------------------------------------------------
Phillips Petroleum Co., 7.53%
Pass-Through Certificates, Series
1994-A1, 9/27/98                        1,390,525       1,404,820
-----------------------------------------------------------------
Standard Oil/British Petroleum Co.
plc, 9% Debs., 6/1/19                   3,190,000       3,297,972
-----------------------------------------------------------------
Texaco Capital, Inc., 8.875% Gtd.
Debs., 9/1/21                             500,000         626,775
                                                   --------------
                                                       17,789,093
-----------------------------------------------------------------
FINANCIAL - 5.4%
-----------------------------------------------------------------
BANKS - 0.9%
BankAmerica Corp., 7.75% Sub. Nts.,
7/15/02                                 1,250,000       1,323,269
-----------------------------------------------------------------
Chase Manhattan Corp. (New),
10.125% Sub. Nts., 11/1/00              1,000,000       1,103,047
-----------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01      2,135,000       2,094,935
-----------------------------------------------------------------
First Fidelity Bancorp, 8.50% Sub.
Capital Nts., 4/1/98                    1,500,000       1,507,974
-----------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                  750,000         834,180
-----------------------------------------------------------------
People's Bank of Bridgeport
(Connecticut) 7.20% Sub. Nts.,
12/1/06                                 4,000,000       4,083,788
                                                   --------------
                                                       10,947,193
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.2%
American General Finance Corp.,
5.875% Sr. Nts., 7/1/00                 1,500,000       1,491,454
-----------------------------------------------------------------
American General Institutional
Capital B, 8.125% Bonds, Series B,
3/15/46(6)                              2,750,000       3,050,501
-----------------------------------------------------------------
Capital One Financial Corp., 6.83%
Sr. Nts., 5/17/99                       2,500,000       2,518,145
-----------------------------------------------------------------
Capital One Financial Corp., 7.25%
Nts., 12/1/03                           2,300,000       2,324,270
-----------------------------------------------------------------
Chelsea GCA Realty Partner, Inc.,
7.75% Gtd. Unsec. Unsub. Nts.,
1/26/01                                 4,720,000       4,842,862
-----------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec.
Nts., 2/15/01                           4,000,000       3,928,712
-----------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Gtd. Medium-Term Nts., Series D,
3/1/01                                  1,285,000       1,279,510
-----------------------------------------------------------------
Countrywide Home Loans, Inc.,
6.085% Gtd. Medium-Term Nts.,
Series B, 7/14/99                       1,800,000       1,799,640
-----------------------------------------------------------------
Fleet Mtg. Group, Inc., 6.50% Nts.,
9/15/99                                   750,000         755,475

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)

Ford Motor Credit Co., 6.25% Unsub.
Nts., 2/26/98                        $  1,000,000  $    1,003,160
-----------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                    1,200,000       1,182,118
-----------------------------------------------------------------
Golden West Financial Corp., 8.625%
Sub. Nts., 8/30/98                        500,000         508,717
-----------------------------------------------------------------
Household Finance Corp., 8.95%
Debs., 9/15/99                          1,200,000       1,253,971
-----------------------------------------------------------------
Household International BV, 6% Gtd.
Sr. Nts., 3/15/99                       1,500,000       1,503,084
-----------------------------------------------------------------
Merrill Lynch & Co., Inc., 6% Nts.,
3/1/01                                  1,500,000       1,493,433
-----------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50%
Nts., 4/1/01                            2,500,000       2,524,110
-----------------------------------------------------------------
Norsk Hydro AS, 8.75% Bonds,
10/23/01                                1,500,000       1,616,250
-----------------------------------------------------------------
PHH Corp., 6.50% Nts., 2/1/00           1,250,000       1,261,654
-----------------------------------------------------------------
Salomon, Inc., 8.69% Sr.
Medium-Term Nts., Series D, 3/1/99      4,000,000       4,117,832
-----------------------------------------------------------------
Sears Roebuck Acceptance Corp.,
5.99% Medium-Term Nts., Series 1,
12/26/00                                2,000,000       1,991,144
                                                   --------------
                                                       40,446,042
-----------------------------------------------------------------
INSURANCE - 1.3%
Cigna Corp., 7.90% Nts., 12/14/98         320,000         325,130
-----------------------------------------------------------------
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                           2,750,000       3,097,872
-----------------------------------------------------------------
Equitable Life Assurance Society
(U.S.A.), 6.95% Surplus Nts.,
12/1/05(6)                              2,000,000       2,039,432
-----------------------------------------------------------------
GenAmerica Capital I, 8.525% Gtd.
Bonds, 6/30/27(6)                       3,250,000       3,457,503
-----------------------------------------------------------------
Life Re Capital Trust I, 8.72% Gtd.
Bonds, 6/15/27(6)                       2,500,000       2,687,480
-----------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts.,
1/15/99                                 1,700,000       1,745,290
-----------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                     3,500,000       3,561,260
                                                   --------------
                                                       16,913,967
-----------------------------------------------------------------
INDUSTRIAL - 1.7%
-----------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.2%
American Standard Cos., Inc.,
10.875% Sr. Nts., 5/15/99(2)            2,750,000       2,901,250
-----------------------------------------------------------------
INDUSTRIAL SERVICES - 0.7%
Raytheon Co., 6.45% Nts., 8/15/02       2,500,000       2,514,690
-----------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                                4,000,000       4,223,876
-----------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Gtd. Sr. Nts., Series B, 12/1/06        2,860,000       2,926,220
                                                   --------------
                                                        9,664,786
-----------------------------------------------------------------
MANUFACTURING - 0.2%
Mark IV Industries, Inc., 8.75%
Sub. Nts., 4/1/03(2)                    2,200,000       2,332,000
-----------------------------------------------------------------
TRANSPORTATION - 0.6%
Federal Express Corp., 6.25% Nts.,
4/15/98                                 3,485,000       3,486,474
-----------------------------------------------------------------
Union Pacific Corp., 7% Nts.,
6/15/00                                 2,030,000       2,063,747
-----------------------------------------------------------------
Union Pacific Corp., 7.60% Nts.,
5/1/05                                  2,000,000       2,115,228
                                                   --------------
                                                        7,665,449
-----------------------------------------------------------------
TECHNOLOGY - 0.4%
-----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.2%
Electric Data Systems Corp., 7.125%
Nts., 5/15/05(6)                        2,000,000       2,103,060

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
-----------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
0.2%
U S West Capital Funding, Inc.,
6.85% Gtd. Nts., 1/15/02             $  2,250,000  $    2,289,400
-----------------------------------------------------------------
UTILITIES - 1.2%
-----------------------------------------------------------------
ELECTRIC UTILITIES - 0.3%
Consumers Energy Co., 8.75% First
Mtg. Nts., 2/15/98                      2,000,000       2,004,774
-----------------------------------------------------------------
El Paso Electric Co., 7.25% First
Mtg. Nts., Series A, 2/1/99(2)          2,000,000       2,020,000
                                                   --------------
                                                        4,024,774
-----------------------------------------------------------------
GAS UTILITIES - 0.7%
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01                2,000,000       2,027,154
-----------------------------------------------------------------
Southern California Gas Co., 6.38%
Medium-Term Nts., 10/29/01              2,500,000       2,515,500
-----------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                           3,800,000       4,079,737
                                                   --------------
                                                        8,622,391
-----------------------------------------------------------------
TELEPHONE UTILITIES - 0.2%
GTE Corp., 8.85% Debs., 3/1/98          2,350,000       2,359,534
                                                   --------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $217,623,119)                   221,168,463
-----------------------------------------------------------------
SHORT-TERM NOTES - 6.5%
-----------------------------------------------------------------
Federal Farm Credit Bank, 5.76%,
1/16/98(7)                              5,000,000       4,988,000
-----------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
5.70%, 1/14/98(7)                      13,088,000      13,060,682
-----------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
5.73%, 1/15/98(7)                      46,565,000      46,535,147
-----------------------------------------------------------------
Federal National Mortgage Assn.,
5.78%, 1/16/98(7)                      18,000,000      17,956,650
                                                   --------------
Total Short-Term Notes (Cost
$82,540,479)                                           82,540,479
-----------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.8%
-----------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 6.60%,
dated 12/31/97, to be repurchased
at $48,517,783 on 1/2/98,
collateralized by U.S. Treasury
Bonds, 8%-10.625%,
8/15/15-11/15/21, with a value of
$35,948,308, and U.S. Treasury
Nts., 5.875%-7.50%,
9/30/01-12/31/01, with a value of
$13,547,857 (Cost $48,500,000)         48,500,000      48,500,000
-----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$1,183,170,514)                              99.8%  1,275,542,304
-----------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES               0.2       3,181,013
                                     ------------  --------------
NET ASSETS                                  100.0% $1,278,723,317
                                     ------------  --------------
                                     ------------  --------------

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

4. Represents the current interest rate for a variable rate security.

5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $17,282,330 or 1.35% of the Fund's net assets as of December 31, 1997.

7. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
COMMON STOCKS - 88.1%
-----------------------------------------------------------------
BASIC MATERIALS - 2.1%
-----------------------------------------------------------------
METALS - 0.7%
Allegheny Teledyne, Inc.                  216,600   $  5,604,525
-----------------------------------------------------------------
PAPER - 1.4%
Fort James Corp.                          313,362     11,986,096
-----------------------------------------------------------------
CONSUMER CYCLICALS - 11.3%
-----------------------------------------------------------------
AUTOS & HOUSING - 1.8%
Goodyear Tire & Rubber Co.                120,300      7,654,087
-----------------------------------------------------------------
Lear Corp.(1)                             145,500      6,911,250
                                                    -------------
                                                      14,565,337
-----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 4.1%
Alaska Air Group, Inc.(1)                 190,100      7,366,375
-----------------------------------------------------------------
America West Holdings Corp., Cl.
B(1)                                      307,500      5,727,187
-----------------------------------------------------------------
AMR Corp.(1)                              100,300     12,888,550
-----------------------------------------------------------------
Hasbro, Inc.                              126,500      3,984,750
-----------------------------------------------------------------
Outback Steakhouse, Inc.(1)               143,600      4,128,500
                                                    -------------
                                                      34,095,362
-----------------------------------------------------------------
RETAIL: GENERAL - 3.7%
Dayton Hudson Corp.                       168,300     11,360,250
-----------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                   188,000      8,095,750
-----------------------------------------------------------------
Penney (J.C.) Co., Inc.                   194,000     11,700,625
                                                    -------------
                                                      31,156,625
-----------------------------------------------------------------
RETAIL: SPECIALTY - 1.7%
Brylane, Inc.(1)                           87,900      4,329,075
-----------------------------------------------------------------
Payless ShoeSource, Inc.(1)               139,900      9,390,787
                                                    -------------
                                                      13,719,862
-----------------------------------------------------------------
CONSUMER NON-CYCLICALS - 6.6%
-----------------------------------------------------------------
FOOD - 2.6%
Kroger Co.(1)                             297,000     10,970,437
-----------------------------------------------------------------
Safeway, Inc.(1)                          166,200     10,512,150
                                                    -------------
                                                      21,482,587
-----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
1.7%
Tenet Healthcare Corp.(1)                 354,230     11,733,869
-----------------------------------------------------------------
WellPoint Health Networks, Inc.(1)         54,200      2,289,950
                                                    -------------
                                                      14,023,819
-----------------------------------------------------------------
HOUSEHOLD GOODS - 2.3%
Dial Corp. (The)                          379,800      7,904,587
-----------------------------------------------------------------
Premark International, Inc.               397,600     11,530,400
                                                    -------------
                                                      19,434,987

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
ENERGY - 10.3%
-----------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 4.2%
Diamond Offshore Drilling, Inc.           201,200   $  9,682,750
-----------------------------------------------------------------
Global Marine, Inc.(1)                    329,500      8,072,750
-----------------------------------------------------------------
Oryx Energy Co.(1)                        334,200      8,522,100
-----------------------------------------------------------------
Tidewater, Inc.                           153,700      8,472,712
                                                    -------------
                                                      34,750,312
-----------------------------------------------------------------
OIL-INTEGRATED - 6.1%
Amoco Corp.                                82,200      6,997,275
-----------------------------------------------------------------
Chevron Corp.                             187,300     14,422,100
-----------------------------------------------------------------
Exxon Corp.                               117,700      7,201,769
-----------------------------------------------------------------
Mobil Corp.                               144,400     10,423,875
-----------------------------------------------------------------
Occidental Petroleum Corp.                400,900     11,751,381
                                                    -------------
                                                      50,796,400
-----------------------------------------------------------------
FINANCIAL - 22.1%
-----------------------------------------------------------------
BANKS - 7.9%
BankAmerica Corp.                         159,400     11,636,200
-----------------------------------------------------------------
BankBoston Corp.                          166,500     15,640,594
-----------------------------------------------------------------
First Union Corp.                         318,700     16,333,375
-----------------------------------------------------------------
NationsBank Corp.                          92,300      5,612,994
-----------------------------------------------------------------
Wells Fargo & Co.                          47,300     16,055,394
                                                    -------------
                                                      65,278,557
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 4.8%
Crescent Real Estate Equities, Inc.       256,200     10,087,875
-----------------------------------------------------------------
Money Store, Inc. (The)                   157,600      3,309,600
-----------------------------------------------------------------
Morgan Stanley, Dean Witter,
Discover & Co.                            147,700      8,732,762
-----------------------------------------------------------------
Travelers Group, Inc.                     337,526     18,184,213
                                                    -------------
                                                      40,314,450
-----------------------------------------------------------------
INSURANCE - 9.4%
Allstate Corp.                            112,600     10,232,525
-----------------------------------------------------------------
Chubb Corp.                               175,500     13,272,187
-----------------------------------------------------------------
Conseco, Inc.                             296,200     13,458,588
-----------------------------------------------------------------
Equitable Cos., Inc.                      315,900     15,716,025
-----------------------------------------------------------------
Torchmark Corp.                           303,300     12,757,556
-----------------------------------------------------------------
Travelers Property Casualty Corp.,
Cl. A                                     294,000     12,936,000
                                                    -------------
                                                      78,372,881
-----------------------------------------------------------------
INDUSTRIAL - 14.8%
-----------------------------------------------------------------
INDUSTRIAL SERVICES - 0.8%
Viad Corp.                                336,800      6,504,450
-----------------------------------------------------------------
MANUFACTURING - 13.1%
Aeroquip-Vickers, Inc.                    138,300      6,785,344

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
MANUFACTURING (CONTINUED)
AGCO Corp.                                288,800   $  8,447,400
-----------------------------------------------------------------
Case Corp.                                198,300     11,984,756
-----------------------------------------------------------------
Deere & Co.                               309,200     18,030,225
-----------------------------------------------------------------
Ingersoll-Rand Co.                        281,500     11,400,750
-----------------------------------------------------------------
PACCAR, Inc.                              231,800     12,169,500
-----------------------------------------------------------------
Parker-Hannifin Corp.                     184,550      8,466,231
-----------------------------------------------------------------
Textron, Inc.                             236,700     14,793,750
-----------------------------------------------------------------
U.S. Industries, Inc.                     548,100     16,511,513
                                                    -------------
                                                     108,589,469
-----------------------------------------------------------------
TRANSPORTATION - 0.9%
Burlington Northern Santa Fe Corp.         79,000      7,342,063
-----------------------------------------------------------------
TECHNOLOGY - 11.7%
-----------------------------------------------------------------
AEROSPACE/DEFENSE - 1.8%
General Dynamics Corp.                     85,500      7,390,406
-----------------------------------------------------------------
Lockheed Martin Corp.                      76,252      7,510,822
                                                    -------------
                                                      14,901,228
-----------------------------------------------------------------
COMPUTER HARDWARE - 6.9%
CHS Electronics, Inc.(1)                   71,250      1,220,156
-----------------------------------------------------------------
Compaq Computer Corp.                     217,300     12,263,869
-----------------------------------------------------------------
International Business Machines
Corp.                                     163,100     17,054,144
-----------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                  113,200      4,301,600
-----------------------------------------------------------------
Storage Technology Corp. (New)(1)         366,600     22,706,288
                                                    -------------
                                                      57,546,057
-----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 1.3%
Electronic Data Systems Corp.             198,600      8,725,988
-----------------------------------------------------------------
Symantec Corp.(1)                          86,100      1,888,819
                                                    -------------
                                                      10,614,807
-----------------------------------------------------------------
ELECTRONICS - 1.2%
National Semiconductor Corp.(1)            85,000      2,204,688
-----------------------------------------------------------------
SCI Systems, Inc.(1)                      180,600      7,867,388
                                                    -------------
                                                      10,072,076
-----------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
0.5%
Bay Networks, Inc.(1)                      82,700      2,114,019
-----------------------------------------------------------------
Dycom Industries, Inc.(1)                  79,200      1,707,750
                                                    -------------
                                                       3,821,769
-----------------------------------------------------------------
UTILITIES - 9.2%
-----------------------------------------------------------------
ELECTRIC UTILITIES - 1.5%
FPL Group, Inc.                           216,700     12,825,931
-----------------------------------------------------------------
GAS UTILITIES - 3.0%
Columbia Gas System, Inc.                 316,900     24,896,456

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
TELEPHONE UTILITIES - 4.7%
Bell Atlantic Corp.                       170,300   $ 15,497,300
-----------------------------------------------------------------
Century Telephone Enterprises, Inc.        55,900      2,784,519
-----------------------------------------------------------------
Frontier Corp.                            169,800      4,085,813
-----------------------------------------------------------------
U S West Communications Group             368,200     16,615,025
                                                    -------------
                                                      38,982,657
                                                    -------------
Total Common Stocks (Cost
$571,738,788)                                        731,678,763

                                     PRINCIPAL
                                     AMOUNT
-----------------------------------------------------------------
SHORT-TERM NOTES - 9.0%
-----------------------------------------------------------------
Federal Farm Credit Bank, 5.76%,
1/16/98(2)                           $  5,000,000      4,988,000
-----------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5.70%, 1/14/98(2)                      20,000,000     19,958,545
5.73%, 1/7/98(2)                       20,000,000     19,980,900
5.73%, 1/9/98(2)                       30,000,000     29,961,711
                                                    -------------
Total Short-Term Notes (Cost
$74,889,156)                                          74,889,156
-----------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.7%
-----------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 6.60%,
dated 12/31/97, to be repurchased
at $31,111,403 on 1/2/98,
collateralized by U.S. Treasury
Bonds, 8%-10.625%,
8/15/15-11/15/21, with a value of
$23,051,389, and U.S. Treasury
Nts., 5.875%-7.50%,
9/30/01-12/31/01, with a value of
$8,687,389 (Cost $31,100,000)          31,100,000     31,100,000
-----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$677,727,944)                               100.8%   837,667,919
-----------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                       (0.8)    (6,296,579)
                                     ------------   -------------
NET ASSETS                                  100.0%  $831,371,340
                                     ------------   -------------
                                     ------------   -------------

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 35.5%
------------------------------------------------------------
Federal Farm Credit Bank
Medium-Term Nts., 6.37%, 9/1/00      $1,000,000  $1,013,120
------------------------------------------------------------
Federal Home Loan Bank, 5.725%,
6/15/98                               1,000,000   1,000,247
------------------------------------------------------------
Federal Home Loan Mortgage Corp.;
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates,
10.50%, 10/1/20                         183,143     204,714
Mtg.-Backed Certificates, 6.11%,
7/31/98                               1,000,000   1,002,500
Mtg.-Backed Certificates, 7.125%,
7/21/99                               1,000,000   1,019,757
------------------------------------------------------------
Federal National Mortgage Assn.;
------------------------------------------------------------
6.50%, 12/1/23                          744,533     738,704
------------------------------------------------------------
6.50%, 2/1/09                           198,944     200,056
------------------------------------------------------------
7.50%, 9/1/22                           504,511     519,752
------------------------------------------------------------
Government National Mortgage Assn.,
7%, 10/15/23-3/15/26                  2,696,309   2,724,960
                                                 -----------
Total Mortgage-Backed Obligations
(Cost $8,398,530)                                 8,423,810
------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 39.6%
------------------------------------------------------------
U.S. Treasury Bonds:
7.50%, 11/15/16                       2,175,000   2,537,955
8.125%, 8/15/19                         500,000     625,938
9.25%, 2/15/16                        1,200,000   1,627,876
------------------------------------------------------------
U.S. Treasury Nts.:
5.75%, 8/15/03                          500,000     500,625
7.25%, 8/15/04                        2,700,000   2,919,378
7.50%, 11/15/01                         405,000     429,680
7.50%, 2/15/05                          500,000     549,531
8.50%, 2/15/00                          200,000     211,188
                                                 -----------
Total U.S. Government Obligations
(Cost $8,759,875)                                 9,402,171
------------------------------------------------------------
CORPORATE BONDS AND NOTES - 6.6%
------------------------------------------------------------
Private Export Funding Corp.:
6.90% Nts., 1/31/03                     500,000     521,737
7.30% Debs., 1/31/02                  1,000,000   1,050,184
                                                 -----------
Total Corporate Bonds and Notes
(Cost $1,627,081)                                 1,571,921
------------------------------------------------------------
SHORT-TERM NOTES - 13.9%
------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
5.73%, 1/15/98 (Cost $3,297,900)(1)   3,300,000   3,297,900
------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.6%
------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 6.60%,
dated 12/31/97, to be repurchased
at $600,220 on 1/2/98,
collateralized by U.S. Treasury
Bonds, 8%-10.625%,
8/15/15-11/15/21, with a value of
$444,721, and U.S. Treasury Nts.,
5.875%-7.50%, 9/30/01-12/31/01,
with a value of $167,602 (Cost
$600,000)                               600,000     600,000
------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$22,683,386)                               98.2% 23,295,802
------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES             1.8     423,218
                                     ----------  -----------
NET ASSETS                                100.0% $23,719,020
                                     ----------  -----------
                                     ----------  -----------

1. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
COMMON STOCKS - 95.7%
---------------------------------------------------------------
BASIC MATERIALS - 3.6%
---------------------------------------------------------------
CHEMICALS - 2.3%
Ciba Specialty Chemicals AG(1)            10,000   $ 1,192,965
---------------------------------------------------------------
Fuji Photo Film Co.                       19,000       730,651
                                                   ------------
                                                     1,923,616
---------------------------------------------------------------
PAPER - 1.3%
Fletcher Challenge Forest                600,000       498,201
---------------------------------------------------------------
Kimberly-Clark de Mexico, SA, Cl. A      121,000       573,345
                                                   ------------
                                                     1,071,546
---------------------------------------------------------------
CONSUMER CYCLICALS - 14.3%
---------------------------------------------------------------
AUTOS & HOUSING - 1.9%
Bridgestone Corp.                         22,000       478,845
---------------------------------------------------------------
Groupe SEB SA                              7,500     1,045,985
                                                   ------------
                                                     1,524,830
---------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.1%
CDL Hotels International Ltd.          2,250,000       682,411
---------------------------------------------------------------
Granada Group plc                         67,000     1,025,250
                                                   ------------
                                                     1,707,661
---------------------------------------------------------------
MEDIA - 3.9%
Benpres Holdings Corp., GDR(1)(2)         19,200        57,746
---------------------------------------------------------------
Benpres Holdings Corp., Sponsored
GDR(1)                                    48,000       144,365
---------------------------------------------------------------
Reed International plc                    88,000       883,252
---------------------------------------------------------------
Reuters Holdings plc                      60,000       659,971
---------------------------------------------------------------
Television Broadcasts Ltd.               192,000       547,632
---------------------------------------------------------------
Wolters Kluwer NV                          7,000       904,339
                                                   ------------
                                                     3,197,305
---------------------------------------------------------------
RETAIL: GENERAL - 3.0%
adidas AG                                  8,000     1,058,929
---------------------------------------------------------------
Circle K Japan Co. Ltd.                    9,300       447,043
---------------------------------------------------------------
Marks & Spencer plc                      100,000       985,596
                                                   ------------
                                                     2,491,568
---------------------------------------------------------------
RETAIL: SPECIALTY - 3.4%
Argos plc                                 66,000       596,738
---------------------------------------------------------------
Dickson Concepts International Ltd.      250,000       364,598
---------------------------------------------------------------
Hennes & Mauritz AB, B Shares             20,000       882,239
---------------------------------------------------------------
Koninklijke Ahold NV                      35,000       913,317
                                                   ------------
                                                     2,756,892

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
CONSUMER NON-CYCLICALS - 22.7%
---------------------------------------------------------------
BEVERAGES - 2.3%
Embotelladora Andina SA, Series A,
Sponsored ADR                             12,400   $   258,075
---------------------------------------------------------------
Embotelladora Andina SA, Series B,
Sponsored ADR                             12,400       241,025
---------------------------------------------------------------
Quilmes Industrial Quinsa SA,
Sponsored ADR                             25,000       342,187
---------------------------------------------------------------
Scottish & Newcastle plc                  88,000     1,064,970
                                                   ------------
                                                     1,906,257
---------------------------------------------------------------
FOOD - 5.1%
Colruyt SA                                 2,000     1,021,595
---------------------------------------------------------------
Groupe Danone                              5,000       893,471
---------------------------------------------------------------
Jeronimo Martins & Filho SA               35,000     1,111,810
---------------------------------------------------------------
William Morrison Supermarkets plc        306,000     1,158,034
                                                   ------------
                                                     4,184,910
---------------------------------------------------------------
HEALTHCARE/DRUGS - 11.1%
Gedeon Richter Ltd., GDR(2)                9,500     1,079,001
---------------------------------------------------------------
Novartis AG                                  550       893,695
---------------------------------------------------------------
Novartis AG, Bearer Shares                   100       162,833
---------------------------------------------------------------
Novo-Nordisk AS, B Shares                 10,300     1,474,177
---------------------------------------------------------------
Roche Holding AG                             115     1,143,652
---------------------------------------------------------------
Sanofi SA                                  8,000       890,978
---------------------------------------------------------------
Schering AG                                8,000       771,950
---------------------------------------------------------------
SKW Trostberg AG                          32,000     1,016,216
---------------------------------------------------------------
Takeda Chemical Industries Ltd.           31,000       886,933
---------------------------------------------------------------
Zeneca Group plc                          23,000       808,732
                                                   ------------
                                                     9,128,167
---------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
2.0%
Luxottica Group SpA, Sponsored ADR        12,000       750,000
---------------------------------------------------------------
SmithKline Beecham plc                    90,370       926,370
                                                   ------------
                                                     1,676,370
---------------------------------------------------------------
HOUSEHOLD GOODS - 2.2%
L'OREAL                                    2,400       939,516
---------------------------------------------------------------
Reckitt & Colman plc                      58,000       911,388
                                                   ------------
                                                     1,850,904
---------------------------------------------------------------
ENERGY - 3.0%
---------------------------------------------------------------
OIL-INTEGRATED - 3.0%
Quinenco SA, ADR(1)                       21,000       241,500
---------------------------------------------------------------
Shell Transport & Trading Co. plc        135,000       980,701
---------------------------------------------------------------
Total SA, B Shares                        11,157     1,214,761
                                                   ------------
                                                     2,436,962

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
FINANCIAL - 18.3%
---------------------------------------------------------------
BANKS - 11.4%
Banco Popular Espanol SA                  17,000   $ 1,187,872
---------------------------------------------------------------
Bank of Tokyo-Mitsubishi Ltd.             47,000       650,664
---------------------------------------------------------------
Bayerische Vereinsbank AG                 14,600       941,913
---------------------------------------------------------------
Credit Suisse Group                        6,700     1,038,154
---------------------------------------------------------------
Credito Italiano                         440,000     1,357,582
---------------------------------------------------------------
Halifax plc(1)                            70,000       870,171
---------------------------------------------------------------
Lloyds TSB Group plc                     133,000     1,722,259
---------------------------------------------------------------
Mitsubishi Trust & Banking Corp.          70,000       705,270
---------------------------------------------------------------
Nordbanken Holding AB(1)                 155,000       877,134
                                                   ------------
                                                     9,351,019
---------------------------------------------------------------
DIVERSIFIED FINANCIAL - 6.9%
Cattles plc                              125,000       828,872
---------------------------------------------------------------
Haw Par Brothers International Ltd.      230,000       297,578
---------------------------------------------------------------
ING Groep NV                              20,000       842,530
---------------------------------------------------------------
Lend Lease Corp. Ltd.                     29,000       566,863
---------------------------------------------------------------
Nichiei Co. Ltd.                           9,000       962,152
---------------------------------------------------------------
Northern Rock plc(1)                      86,000       843,368
---------------------------------------------------------------
Perlis Plantations Berhad                175,000       247,716
---------------------------------------------------------------
Southcorp Holdings Ltd.                  110,000       364,095
---------------------------------------------------------------
Swire Pacific Ltd., Cl. B                700,000       709,191
                                                   ------------
                                                     5,662,365
---------------------------------------------------------------
INDUSTRIAL - 10.7%
---------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.9%
Johnson Electric Holdings Ltd.           288,000       828,882
---------------------------------------------------------------
Siebe plc                                 39,000       766,840
                                                   ------------
                                                     1,595,722
---------------------------------------------------------------
INDUSTRIAL SERVICES - 3.5%
Adecco SA                                  2,900       842,034
---------------------------------------------------------------
Guilbert SA                                5,000       713,115
---------------------------------------------------------------
Hays plc                                  78,000     1,042,132
---------------------------------------------------------------
Kurita Water Industries Ltd.              29,000       296,644
                                                   ------------
                                                     2,893,925
---------------------------------------------------------------
MANUFACTURING - 4.5%
Canon Sales Co., Inc.                        200         2,292
---------------------------------------------------------------
Mannesmann AG                              2,000     1,004,425
---------------------------------------------------------------
NSK Ltd.                                  61,000       152,475
---------------------------------------------------------------
Ricoh Co. Ltd.                            81,000     1,009,221
---------------------------------------------------------------
SMC Corp.                                  8,400       742,956

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
MANUFACTURING (CONTINUED)
Smiths Industries plc                     57,000   $   811,735
                                                   ------------
                                                     3,723,104
---------------------------------------------------------------
TRANSPORTATION - 0.8%
Brambles Industries Ltd.                  33,000       654,727
---------------------------------------------------------------
TECHNOLOGY - 18.4%
---------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 1.8%
SAP AG, Preference                         4,500     1,462,090
---------------------------------------------------------------
ELECTRONICS - 11.4%
Bowthorpe plc                            111,000       684,899
---------------------------------------------------------------
Electrocomponents plc                    114,000       849,719
---------------------------------------------------------------
Getronics NV                              28,500       908,186
---------------------------------------------------------------
Hirose Electric Co.                       16,000       820,790
---------------------------------------------------------------
Keyence Corp.                              4,730       702,109
---------------------------------------------------------------
Matsushita Electric Industrial Co.        29,000       426,008
---------------------------------------------------------------
Omron Corp.                               41,000       643,280
---------------------------------------------------------------
Philips Electronics NV                    14,500       869,760
---------------------------------------------------------------
Rohm Co.                                   3,000       306,873
---------------------------------------------------------------
Samsung Electronics Co. Ltd.,
GDR(1)(2)                                    298         4,232
---------------------------------------------------------------
Samsung Electronics, GDS(1)               18,000       101,250
---------------------------------------------------------------
Sony Corp.                                13,000     1,159,812
---------------------------------------------------------------
TDK Corp.                                  9,000       681,120
---------------------------------------------------------------
VTech Holdings Ltd.                      400,000     1,179,619
                                                   ------------
                                                     9,337,657
---------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
5.2%
British Sky Broadcasting Group plc        65,000       487,697
---------------------------------------------------------------
Nippon Telegraph & Telephone Corp.            88       758,031
---------------------------------------------------------------
SK Telecommunications Co. Ltd., ADR       79,310       515,515
---------------------------------------------------------------
Telecom Italia Mobile SpA                240,000     1,108,373
---------------------------------------------------------------
Vodafone Group plc                       197,000     1,437,580
                                                   ------------
                                                     4,307,196
---------------------------------------------------------------
UTILITIES - 4.7%
---------------------------------------------------------------
ELECTRIC UTILITIES - 2.5%
United Utilities plc                      60,000       774,985
---------------------------------------------------------------
Veba AG                                   19,200     1,308,089
                                                   ------------
                                                     2,083,074
---------------------------------------------------------------
GAS UTILITIES - 1.3%
RWE AG, Preference                        25,000     1,070,608
---------------------------------------------------------------
TELEPHONE UTILITIES - 0.9%
Telefonica de Espana                      25,000       713,511
                                                   ------------
Total Common Stocks (Cost
$67,763,237)                                        78,711,986

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
PREFERRED STOCKS - 1.1%
---------------------------------------------------------------
Fresenius AG, Preferred (Cost
$896,307)                                  5,000   $   909,322

                                     UNITS
---------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
---------------------------------------------------------------
Haw Par Brothers International Ltd.
Wts., Exp. 7/01 (Cost $13,861)            23,000         5,460

                                     PRINCIPAL
                                     AMOUNT
---------------------------------------------------------------
SHORT-TERM NOTES - 1.2%
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
5.73%, 1/9/98 (Cost $998,718)(3)     $ 1,000,000       998,718
---------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.8%
---------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 6.60%,
dated 12/31/97, to be repurchased
at $2,300,843 on 1/2/98,
collateralized by U.S. Treasury
Bonds, 8%-10.625%,
8/15/15-11/15/21, with a value of
$1,704,765, and U.S. Treasury Nts.,
5.875%-7.50%, 9/30/01-12/31/01,
with a value of $642,476 (Cost
$2,300,000)                            2,300,000     2,300,000
---------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$71,972,123)                               100.8%   82,925,486
---------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                      (0.8)     (668,038)
                                     -----------   ------------
NET ASSETS                                 100.0%  $82,257,448
                                     -----------   ------------
                                     -----------   ------------

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,140,979 or 1.39% of the Fund's net assets as of December 31, 1997.

3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                              MARKET VALUE   PERCENT
----------------------------------------------------------
Great Britain                        $21,121,260     25.5%
----------------------------------------------------------
Japan                                 12,563,170     15.1
----------------------------------------------------------
Germany                                9,543,542     11.5
----------------------------------------------------------
France                                 5,697,826      6.9
----------------------------------------------------------
Switzerland                            5,273,333      6.4
----------------------------------------------------------
The Netherlands                        4,438,131      5.4
----------------------------------------------------------
Hong Kong                              4,312,332      5.2
----------------------------------------------------------
United States                          3,298,718      4.0
----------------------------------------------------------
Italy                                  3,215,955      3.9
----------------------------------------------------------
Spain                                  1,901,383      2.3
----------------------------------------------------------
Sweden                                 1,759,373      2.1
----------------------------------------------------------
Australia                              1,585,685      1.9
----------------------------------------------------------
Denmark                                1,474,177      1.8
----------------------------------------------------------
Portugal                               1,111,810      1.3
----------------------------------------------------------
Hungary                                1,079,001      1.3
----------------------------------------------------------
Belgium                                1,021,595      1.2
----------------------------------------------------------
Chile                                    740,600      0.9
----------------------------------------------------------
Korea, Republic of (South)               620,997      0.7
----------------------------------------------------------
Mexico                                   573,345      0.7
----------------------------------------------------------
New Zealand                              498,201      0.6
----------------------------------------------------------
Luxembourg                               342,187      0.4
----------------------------------------------------------
Singapore                                303,038      0.4
----------------------------------------------------------
Malaysia                                 247,716      0.3
----------------------------------------------------------
Philippines                              202,111      0.2
----------------------------------------------------------
Total                                $82,925,486    100.0%
                                     ------------   ------
                                     ------------   ------

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.7%
------------------------------------------------------------
Dayton Hudson Credit Card Master
Trust, Asset-Backed Certificates,
Series 1997-1, Cl. A, 6.25%,
8/25/05                              $  125,000  $  125,325
------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(1)                   175,000     175,622
------------------------------------------------------------
Olympic Automobile Receivables
Trust:
Receivables-Backed Nts., Series
1997-A, Cl. A5, 6.80%, 2/15/05          150,000     152,034
Series 1996-A, Cl. A4, 5.85%,
7/15/01                                 125,000     124,727
                                                 -----------
Total Asset-Backed Securities (Cost
$573,759)                                           577,708
------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 8.0%
------------------------------------------------------------
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1994-10, Cl. A3, 6%, 5/25/09            250,000     247,520
------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA,
7%, 3/15/24                             200,000     203,250
Gtd. Multiclass Mtg. Participation
Certificates, 6%, 3/1/09                212,512     210,981
Gtd. Multiclass Mtg. Participation
Certificates, Series 1574, Cl. PD,
5.55%, 3/15/13                          110,783     110,471
Gtd. Multiclass Mtg. Participation
Certificates, Series 1843, Cl. VB,
7%, 4/15/03                              75,000      76,945
Gtd. Multiclass Mtg. Participation
Certificates, Series 1849, Cl. VA,
6%, 12/15/10                            198,239     197,248
Interest-Only Stripped Mtg.-Backed
Security, Series 1542, Cl. QC,
7.35%, 10/15/20(2)                      500,000     104,541
Interest-Only Stripped Mtg.-Backed
Security, Series 1583, Cl. IC,
6.65%, 1/15/20(2)                       500,000      75,195
Interest-Only Stripped Mtg.-Backed
Security, Series 1661, Cl. PK,
5.775%, 11/15/06(2)                     801,135      66,062
------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                             180,482     179,432
6.50%, 4/1/26                           185,523     183,579
7%, 4/1/00                              110,456     111,230
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-181, Cl. C, 5.40%,
10/25/02                                163,632     162,712
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                 178,537     177,282
Medium-Term Nts., 6.56%, 11/13/01       125,000     125,117
Trust 1994-13, Cl. B, 6.50%,
2/25/09                                 150,000     149,531
------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1994-7, Cl. A18, 6%, 2/25/09     174,024     164,072
------------------------------------------------------------
Residential Accredit Loans, Inc.,
Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl.
A2, 6.75%, 9/25/27                      175,000     174,754
                                                 -----------
Total Mortgage-Backed Obligations
(Cost $2,684,487)                                 2,719,922
------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 20.2%
------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                             325,000     324,696
7.50%, 11/15/16                       2,265,000   2,642,974
------------------------------------------------------------
U.S. Treasury Nts.:
5.125%, 4/30/98                         250,000     249,844
6.50%, 8/15/05                        1,550,000   1,617,814

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS
(CONTINUED)
------------------------------------------------------------
U.S. Treasury Nts.: (Continued)

6.75%, 6/30/99                       $1,015,000  $1,031,177
7.50%, 11/15/01                         950,000   1,007,891
                                                 -----------
Total U.S. Government Obligations
(Cost $6,621,726)                                 6,874,396
------------------------------------------------------------
CORPORATE BONDS AND NOTES - 34.4%
------------------------------------------------------------
BASIC INDUSTRY - 3.4%
------------------------------------------------------------
CHEMICALS - 1.8%
Du Pont (E.I.) De Nemours & Co.,
8.50% Debs., 2/15/03                    140,000     148,788
------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., 9/15/07(3)                    50,000      49,500
------------------------------------------------------------
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20            75,000      97,678
------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr.
Sec. Disc. Nts., 10/15/05(4)            100,000     100,000
------------------------------------------------------------
PPG Industries, Inc., 9% Debs.,
5/1/21                                   75,000      93,653
------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr.
Nts., 12/1/04                            75,000      84,937
------------------------------------------------------------
Texas Petrochemical Corp., 11.125%
Sr. Sub. Nts., Series B, 7/1/06          50,000      54,000
                                                 -----------
                                                    628,556
------------------------------------------------------------
CONTAINERS - 0.2%
Portola Packaging, Inc., 10.75% Sr.
Nts., 10/1/05(1)                         75,000      79,687
------------------------------------------------------------
METALS/MINING - 0.4%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                                 125,000     135,309
------------------------------------------------------------
PAPER - 0.8%
Celulosa Arauco y Constitucion SA,
7.25% Debs., 6/11/98(1)                 125,000     124,219
------------------------------------------------------------
Gaylord Container Corp., 12.75% Sr.
Sub. Disc. Debs., 5/15/05                75,000      80,625
------------------------------------------------------------
Stone Container Corp., 9.875% Sr.
Nts., 2/1/01                             75,000      75,281
                                                 -----------
                                                    280,125
------------------------------------------------------------
STEEL - 0.2%
Gulf States Steel, Inc. (Alabama),
13.50% First Mtg. Nts., Series B,
4/15/03                                  50,000      49,750
------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts.,
Series B, 12/1/04                        25,000      25,625
                                                 -----------
                                                     75,375
------------------------------------------------------------
CONSUMER RELATED - 6.1%
------------------------------------------------------------
CONSUMER PRODUCTS - 0.6%
Black & Decker Corp., 6.625% Nts.,
11/15/00                                125,000     126,221
------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs.,
2/1/23                                   75,000      81,805
                                                 -----------
                                                    208,026
------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 0.8%
AmeriServe Food Distribution, Inc.,
8.875% Sr. Nts., 10/15/06                50,000      50,500
------------------------------------------------------------
Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                           125,000     126,545
------------------------------------------------------------
Van De Kamps, Inc., 12% Sr. Sub.
Nts., 9/15/05(1)                         75,000      83,625
                                                 -----------
                                                    260,670
------------------------------------------------------------
HEALTHCARE - 1.6%
Columbia/HCA Healthcare Corp.,
6.875% Nts., 7/15/01                    145,000     145,338
------------------------------------------------------------
Dade International, Inc., 11.125%
Sr. Sub. Nts., 5/1/06                    75,000      82,875

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
HEALTHCARE (CONTINUED)

Graphic Controls Corp., 12% Sr.
Sub. Nts., Series A, 9/15/05         $   75,000  $   84,000
------------------------------------------------------------
Integrated Health Services, Inc.,
9.25% Sr. Sub. Nts., 1/15/08(3)          50,000      51,125
------------------------------------------------------------
Kinetics Concepts, Inc., 9.625% Sr.
Sub. Nts., 11/1/07(3)                    75,000      76,594
------------------------------------------------------------
Paracelsus Healthcare Corp., 10%
Sr. Unsec. Sub. Nts., 8/15/06            50,000      51,250
------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr.
Nts., 7/15/04                            50,000      51,062
                                                 -----------
                                                    542,244
------------------------------------------------------------
HOTEL/GAMING - 2.6%
Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                             75,000      81,844
------------------------------------------------------------
Casino Magic of Louisiana Corp.,
13% First Mtg. Nts., Series B,
8/15/03                                  75,000      72,375
------------------------------------------------------------
Colorado Gaming & Entertainment
Co., 12% Sr. Nts., 6/1/03(1)             50,000      54,000
------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts.,
6/1/02                                  150,000     153,855
------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr.
Nts., 7/15/07                            50,000      52,875
------------------------------------------------------------
Hollywood Casino Corp., 12.75% Sr.
Sec. Gtd. Nts., 11/1/03                  50,000      53,500
------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                       50,000      52,625
------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                 75,000      96,375
------------------------------------------------------------
Players International, Inc.,
10.875% Sr. Nts., 4/15/05                50,000      54,000
------------------------------------------------------------
Prime Hospitality Corp., 9.75% Sr.
Sub. Nts., 4/1/07                        75,000      79,875
------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625%
Sr. Sub. Nts., 7/15/05                   75,000      81,375
------------------------------------------------------------
Wyndham Hotel Corp., 10.50% Sr.
Sub. Nts., 5/15/06                       50,000      58,625
                                                 -----------
                                                    891,324
------------------------------------------------------------
LEISURE - 0.3%
Ameristar Casinos, Inc., 10.50% Sr.
Sub. Nts., 8/1/04(3)                     50,000      51,250
------------------------------------------------------------
Bally Total Fitness Holdings,
9.875% Sr. Sub. Nts., 10/15/07(3)        50,000      50,625
                                                 -----------
                                                    101,875
------------------------------------------------------------
TEXTILE/APPAREL - 0.2%
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06             50,000      52,750
------------------------------------------------------------
ENERGY - 2.5%
------------------------------------------------------------
Coastal Corp., 8.125% Sr. Nts.,
9/15/02                                  75,000      80,399
------------------------------------------------------------
Coastal Corp., 8.75% Sr. Nts.,
5/15/99                                  50,000      51,692
------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75%
Sr. Nts., Series B, 1/15/01              70,000      73,412
------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub.
Nts., Series B, 2/15/07                  50,000      50,875
------------------------------------------------------------
Gulf Canada Resources Ltd., 8.25%
Sr. Nts., 3/15/17                        75,000      82,756
------------------------------------------------------------
Gulf Canada Resources Ltd., 9%
Debs., 8/15/99                           75,000      78,498
------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                     75,000      81,997
------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                            50,000      50,886
------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                            75,000      80,028
------------------------------------------------------------
Southwest Royalties, Inc., 10.50%
Sr. Gtd. Nts., 10/15/04(3)               50,000      50,000
------------------------------------------------------------
Standard Oil/British Petroleum Co.
plc, 9% Debs., 6/1/19                    75,000      77,539
------------------------------------------------------------
Transamerican Energy Corp., 11.50%
Sr. Nts., 6/15/02(3)                     25,000      24,625

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
ENERGY (CONTINUED)
------------------------------------------------------------

Williams Holdings of Delaware,
Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                               $   75,000  $   73,623
                                                 -----------
                                                    856,330
------------------------------------------------------------
FINANCIAL SERVICES - 7.4%
------------------------------------------------------------
BANKS & THRIFTS - 1.6%
Barnett Banks, Inc., 8.50% Sub.
Exchangeable Nts., 3/1/99                55,000      56,509
------------------------------------------------------------
Chase Manhattan Corp. (New), 6.625%
Sr. Nts., 1/15/98                        50,000      50,008
------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01       75,000      73,593
------------------------------------------------------------
First Fidelity Bancorp, 8.50% Sub.
Capital Nts., 4/1/98                     50,000      50,266
------------------------------------------------------------
First Union Corp., 6.75% Sr. Nts.,
1/15/98                                  50,000      50,010
------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                125,000     139,030
------------------------------------------------------------
Integra Financial Corp., 6.50% Sub.
Nts., 4/15/00                           125,000     126,163
                                                 -----------
                                                    545,579
------------------------------------------------------------
DIVERSIFIED FINANCIAL - 4.3%
American General Finance Corp.,
8.50% Sr. Nts., 8/15/98                  55,000      55,850
------------------------------------------------------------
American General Institutional
Capital B, 8.125% Bonds, Series B,
3/15/46(3)                               75,000      83,195
------------------------------------------------------------
Beneficial Corp., 9.125% Debs.,
2/15/98                                 125,000     125,418
------------------------------------------------------------
Capital One Financial Corp., 6.83%
Sr. Nts., 5/17/99                        60,000      60,435
------------------------------------------------------------
Capital One Financial Corp., 7.25%
Nts., 12/1/03                            50,000      50,528
------------------------------------------------------------
Chelsea GCA Realty Partner, Inc.,
7.75% Gtd. Unsec. Unsub. Nts.,
1/26/01                                  60,000      61,562
------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec.
Nts., 2/15/01                           125,000     122,772
------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Gtd. Medium-Term Nts., Series D,
3/1/01                                   75,000      74,680
------------------------------------------------------------
Countrywide Home Loans, Inc.,
6.085% Gtd. Medium-Term Nts.,
Series B, 7/14/99                        55,000      54,989
------------------------------------------------------------
Ford Motor Credit Co., 6.25% Unsub.
Nts., 2/26/98                           125,000     125,395
------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                    250,000     246,274
------------------------------------------------------------
Golden West Financial Corp., 8.625%
Sub. Nts., 8/30/98                       50,000      50,872
------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50%
Nts., 4/1/01                            125,000     126,205
------------------------------------------------------------
Olympic Financial Ltd., Units (each
unit consists of $1,000 principal
amount of 11.50% sr. nts., 3/15/07
and one warrant to purchase 6.84
shares of common stock)(5)               50,000      49,750
------------------------------------------------------------
Salomon, Inc., 8.69% Sr.
Medium-Term Nts., Series D, 3/1/99      130,000     133,830
------------------------------------------------------------
Wilshire Financial Services Group,
Inc., 13% Nts., Series A,
8/15/04(3)                               50,000      51,125
                                                 -----------
                                                  1,472,880
------------------------------------------------------------
INSURANCE - 1.5%
Cigna Corp., 7.90% Nts., 12/14/98       140,000     142,244
------------------------------------------------------------
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                           100,000     112,650
------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts.,
1/15/99                                 135,000     138,597
------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                     125,000     127,188
                                                 -----------
                                                    520,679
------------------------------------------------------------
HOUSING RELATED - 0.6%
------------------------------------------------------------
BUILDING MATERIALS - 0.4%
American Standard Cos., Inc.,
10.875% Sr. Nts., 5/15/99(1)            140,000     147,700

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE - 0.2%
First Industrial LP, 7.15% Bonds,
5/15/27                              $   75,000  $   77,073
------------------------------------------------------------
MANUFACTURING - 0.8%
------------------------------------------------------------
AEROSPACE - 0.2%
GPA Delaware, Inc., 8.75% Gtd.
Nts., 12/15/98                           50,000      51,000
------------------------------------------------------------
AUTOMOTIVE - 0.2%
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., 7/15/07(3)                50,000      52,500
------------------------------------------------------------
CAPITAL GOODS - 0.4%
Jordan Industries, Inc., 10.375%
Sr. Nts., Series B, 8/1/07               50,000      50,750
------------------------------------------------------------
Mark IV Industries, Inc., 8.75%
Sub. Nts., 4/1/03(1)                     35,000      37,100
------------------------------------------------------------
Titan Wheel International, Inc.,
8.75% Sr. Sub. Nts., 4/1/07              50,000      52,625
                                                 -----------
                                                    140,475
------------------------------------------------------------
MEDIA - 3.7%
------------------------------------------------------------
BROADCASTING - 0.5%
Argyle Television, Inc., 9.75% Sr.
Sub. Nts., 11/1/05                       45,000      50,400
------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10%
Sr. Sub. Nts., 9/30/05                   75,000      79,312
------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                    50,000      55,250
                                                 -----------
                                                    184,962
------------------------------------------------------------
CABLE TELEVISION - 1.8%
Adelphia Communications Corp.,
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                  50,000      54,125
------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub.
Debs., 10/15/06                          75,000      80,063
------------------------------------------------------------
EchoStar Communications Corp.,
0%/12.875% Sr. Disc. Nts.,
6/1/04(4)                                25,000      23,000
------------------------------------------------------------
Falcon Holdings Group LP, 11% Sr.
Sub. Nts., 9/15/03(6)                    92,911      97,089
------------------------------------------------------------
Marcus Cable Operating Co.
LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts.,
Series II, 8/1/04(4)                     50,000      46,500
------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07(3)        50,000      52,625
------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr.
Debs., 10/30/07                         135,000     150,072
------------------------------------------------------------
United International Holdings,
Inc., Zero Coupon Sr. Sec. Disc.
Nts., Series B, 11.657%,
11/15/99(7)                              50,000      41,750
------------------------------------------------------------
United International Holdings,
Inc., Zero Coupon Sr. Sec. Disc.
Nts., 14%, 11/15/99(7)                  100,000      83,500
                                                 -----------
                                                    628,724
------------------------------------------------------------
DIVERSIFIED MEDIA - 0.8%
Fox/Liberty Networks LLC, 8.875%
Sr. Nts., 8/15/07(3)                     25,000      25,125
------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr.
Sub. Nts., 9/15/07                       50,000      51,625
------------------------------------------------------------
MDC Communications Corp., 10.50%
Sr. Sub. Nts., 12/1/06                   50,000      53,125
------------------------------------------------------------
Time Warner, Inc., 7.45% Nts.,
2/1/98                                  125,000     125,109
                                                 -----------
                                                    254,984
------------------------------------------------------------
ENTERTAINMENT/FILM - 0.6%
American Skiing Corp., 12% Sr. Sub.
Nts., Series B, 7/15/06(1)               50,000      55,750
------------------------------------------------------------
Ascent Entertainment Group, Inc.,
0%/11.875% Sr. Sec. Disc. Nts.,
12/15/04(3)(4)                           50,000      28,875
------------------------------------------------------------
Blockbuster Entertainment Corp.,
6.625% Sr. Nts., 2/15/98                125,000     125,045
                                                 -----------
                                                    209,670

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
OTHER - 1.0%
------------------------------------------------------------
SERVICES - 1.0%
Employee Solutions, Inc., 10% Sr.
Nts., 10/15/04(1)                    $   50,000  $   48,250
------------------------------------------------------------
KSL Recreation Group, Inc., 10.25%
Sr. Sub. Nts., 5/1/07                    50,000      53,375
------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr.
Sub. Nts., 10/15/07(3)                   50,000      49,875
------------------------------------------------------------
Production Resource Group, 11.50%
Sr. Sub. Nts., 1/15/08(3)                50,000      50,375
------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                                 75,000      79,198
------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Gtd. Sr. Nts., Series B, 12/1/06         70,000      71,621
                                                 -----------
                                                    352,694
------------------------------------------------------------
RETAIL - 2.0%
------------------------------------------------------------
DEPARTMENT STORES - 1.2%
Federated Department Stores, Inc.,
10% Sr. Nts., 2/15/01                    50,000      55,156
------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                           100,000     102,448
------------------------------------------------------------
Sears Roebuck & Co., 8.39%
Medium-Term Nts., 3/23/99               255,000     261,870
                                                 -----------
                                                    419,474
------------------------------------------------------------
SPECIALTY RETAILING - 0.3%
K Mart Corp., 7.75% Debs., 10/1/12       50,000      48,250
------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07(1)                        50,000      51,250
                                                 -----------
                                                     99,500
------------------------------------------------------------
SUPERMARKETS - 0.5%
Great Atlantic & Pacific Tea Co.,
Inc., (The) 9.125% Debs., 1/15/98       125,000     125,088
------------------------------------------------------------
Jitney-Jungle Stores of America,
Inc., 10.375% Sr. Sub. Nts.,
9/15/07                                  50,000      52,125
                                                 -----------
                                                    177,213
------------------------------------------------------------
TECHNOLOGY - 3.8%
------------------------------------------------------------
INFORMATION TECHNOLOGY - 1.4%
DecisionOne Corp., 9.75% Sr. Sub.
Nts., 8/1/07                             50,000      51,625
------------------------------------------------------------
Geotek Communications, Inc., 12%
Cv. Sr. Sub. Nts., 2/15/01(1)            50,000      40,000
------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.,
11.25% Sr. Nts., 7/15/05(3)              50,000      49,250
------------------------------------------------------------
Microcell Telecommunications, Inc.,
0%/14% Sr. Disc. Nts., Series B,
6/1/06(4)                                50,000      33,750
------------------------------------------------------------
Nextel Communications, Inc.,
0%/9.75% Sr. Disc. Nts., 8/15/04(4)      50,000      44,625
------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 0%/13.50% Sr. Disc.
Nts., Series A, 8/1/07(1)(4)             75,000      47,625
------------------------------------------------------------
PriCellular Wireless Corp.,
0%/12.25% Sr. Sub. Disc. Nts.,
10/1/03(4)                              100,000     103,000
------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum
Finance Corp., 11% Sr. Nts.,
8/15/06                                  50,000      56,500
------------------------------------------------------------
Western Wireless Corp., 10.50% Sr.
Sub. Nts., 2/1/07                        50,000      54,250
                                                 -----------
                                                    480,625
------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
2.4%
American Communications Services,
Inc., 0%/13% Sr. Disc. Nts.,
11/1/05(4)                               50,000      40,250
------------------------------------------------------------
Brooks Fiber Properties, Inc.,
0%/11.875% Sr. Disc. Nts.,
11/1/06(4)                               75,000      60,375
------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(4)                              75,000      61,125
------------------------------------------------------------
Diamond Cable Communications plc,
0%/10.75% Sr. Disc. Nts.,
2/15/07(4)                               50,000      34,250

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY
(CONTINUED)

ICG Holdings, Inc., 0%/11.625% Sr.
Disc. Nts., 3/15/07(4)               $   75,000  $   51,375
------------------------------------------------------------
International CableTel, Inc.,
0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06(4)                     100,000      78,125
------------------------------------------------------------
IXC Communications, Inc., 12.50%
Sr. Nts., Series B, 10/1/05              50,000      57,875
------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr.
Unsec. Bonds, 6/30/07(3)                 50,000      54,500
------------------------------------------------------------
Teleport Communications Group,
Inc., 0%/11.125% Sr. Disc. Nts.,
7/1/07(4)                                50,000      40,875
------------------------------------------------------------
Teleport Communications Group,
Inc., 9.875% Sr. Nts., 7/1/06            50,000      56,250
------------------------------------------------------------
Telewest Communications plc, 0%/11%
Sr. Disc. Debs., 10/1/07(4)              50,000      39,063
------------------------------------------------------------
Telewest Communications plc, 9.625%
Sr. Debs., 10/1/06                       50,000      52,125
------------------------------------------------------------
U S West Capital Funding, Inc.,
6.85% Gtd. Nts., 1/15/02                150,000     152,627
------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr.
Nts., 3/1/04                             50,000      39,500
                                                 -----------
                                                    818,315
------------------------------------------------------------
TRANSPORTATION - 1.2%
------------------------------------------------------------
RAILROADS - 0.8%
CSX Corp., 7.05% Debs., 5/1/02           85,000      87,027
------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts.,
5/15/07                                  75,000      79,400
------------------------------------------------------------
Union Pacific Corp., 7% Nts.,
6/15/00                                  95,000      96,579
                                                 -----------
                                                    263,006
------------------------------------------------------------
SHIPPING - 0.4%
Federal Express Corp., 6.25% Nts.,
4/15/98                                 135,000     135,057
------------------------------------------------------------
UTILITIES - 1.9%
------------------------------------------------------------
ELECTRIC UTILITIES - 0.6%
Consumers Energy Co., 8.75% First
Mtg. Nts., 2/15/98                      125,000     125,298
------------------------------------------------------------
El Paso Electric Co., 7.25% First
Mtg. Nts., Series A, 2/1/99(1)           65,000      65,650
                                                 -----------
                                                    190,948
------------------------------------------------------------
GAS UTILITIES - 1.1%
AES Corp., 8.50% Sr. Sub. Nts.,
11/1/07(3)                               50,000      50,250
------------------------------------------------------------
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01                200,000     202,715
------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                           100,000     107,362
                                                 -----------
                                                    360,327
------------------------------------------------------------
TELEPHONE UTILITIES - 0.2%
GTE Corp., 8.85% Debs., 3/1/98           55,000      55,223
                                                 -----------
Total Corporate Bonds and Notes
(Cost $11,423,484)                               11,750,879

                                     SHARES
------------------------------------------------------------
COMMON STOCKS - 21.2%
------------------------------------------------------------
BASIC INDUSTRY - 1.9%
------------------------------------------------------------
CHEMICALS - 1.0%
Dexter Corp.                              3,900     168,431
------------------------------------------------------------
Ethyl Corp.                              12,200      93,787
------------------------------------------------------------
IMC Global, Inc.                          2,834      92,813
                                                 -----------
                                                    355,031

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                                 VALUE
                                     SHARES      NOTE 1
------------------------------------------------------------
PAPER - 0.3%
Unisource Worldwide, Inc.                 6,800  $   96,900
------------------------------------------------------------
STEEL - 0.6%
Carpenter Technology Corp.                3,100     148,994
------------------------------------------------------------
ROHN Industries, Inc.                    12,000      61,875
                                                 -----------
                                                    210,869
------------------------------------------------------------
CONSUMER RELATED - 0.8%
------------------------------------------------------------
HEALTHCARE - 0.5%
Glaxo Wellcome plc, Sponsored ADR         3,500     167,562
------------------------------------------------------------
RESTAURANTS - 0.3%
Piccadilly Cafeterias, Inc.               7,000      91,875
------------------------------------------------------------
ENERGY - 3.0%
------------------------------------------------------------
Amoco Corp.                               1,300     110,662
------------------------------------------------------------
Atlantic Richfield Co.                    2,500     200,312
------------------------------------------------------------
Chevron Corp.                             2,500     192,500
------------------------------------------------------------
Exxon Corp.                               3,100     189,681
------------------------------------------------------------
Mobil Corp.                               2,500     180,469
------------------------------------------------------------
Occidental Petroleum Corp.                4,700     137,769
                                                 -----------
                                                  1,011,393
------------------------------------------------------------
FINANCIAL SERVICES - 4.2%
------------------------------------------------------------
BANKS & THRIFTS - 2.1%
BankAmerica Corp.                         1,300      94,900
------------------------------------------------------------
BankBoston Corp.                          1,800     169,087
------------------------------------------------------------
First Union Corp.                         3,000     153,750
------------------------------------------------------------
NationsBank Corp.                         1,800     109,462
------------------------------------------------------------
Wells Fargo & Co.                           500     169,719
                                                 -----------
                                                    696,918
------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.7%
Camden Property Trust                     4,800     148,800
------------------------------------------------------------
Capstone Capital Corp.                    5,500     140,937
------------------------------------------------------------
Crescent Real Estate Equities, Inc.       4,100     161,438
------------------------------------------------------------
Health & Retirement Properties
Trust                                     6,400     128,000
                                                 -----------
                                                    579,175
------------------------------------------------------------
INSURANCE - 0.4%
HSB Group, Inc.                           2,500     137,969
------------------------------------------------------------
HOUSING RELATED - 1.2%
------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE - 1.2%
Cornerstone Properties, Inc.              8,400     161,175
------------------------------------------------------------
Meditrust Corp., Paired Stock             3,724     136,392
------------------------------------------------------------
Tower Realty Trust, Inc.                  5,000     123,125
                                                 -----------
                                                    420,692

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                                 VALUE
                                     SHARES      NOTE 1
------------------------------------------------------------
MANUFACTURING - 1.7%
------------------------------------------------------------
AEROSPACE - 1.0%
General Dynamics Corp.                    2,500  $  216,094
------------------------------------------------------------
Lockheed Martin Corp.                     1,200     118,200
                                                 -----------
                                                    334,294
------------------------------------------------------------
CAPITAL GOODS - 0.7%
PACCAR, Inc.                              4,700     246,750
------------------------------------------------------------
RETAIL - 1.1%
------------------------------------------------------------
DEPARTMENT STORES - 0.4%
Penney (J.C.) Co., Inc.                   2,300     138,719
------------------------------------------------------------
SPECIALTY RETAILING - 0.7%
Brown Group, Inc.                         6,400      85,200
------------------------------------------------------------
New England Business Service, Inc.        4,700     158,625
                                                 -----------
                                                    243,825
------------------------------------------------------------
TRANSPORTATION - 0.6%
------------------------------------------------------------
RAILROADS - 0.6%
GATX Corp.                                3,000     217,688
------------------------------------------------------------
UTILITIES - 6.7%
------------------------------------------------------------
ELECTRIC UTILITIES - 2.4%
Duke Energy Corp.                         3,686     204,112
------------------------------------------------------------
FPL Group, Inc.                           3,500     207,156
------------------------------------------------------------
Illinova Corp.                            3,800     102,363
------------------------------------------------------------
Kansas City Power & Light Co.             5,000     147,813
------------------------------------------------------------
Western Resources, Inc.                   3,900     167,700
                                                 -----------
                                                    829,144
------------------------------------------------------------
GAS UTILITIES - 2.2%
El Paso Natural Gas Co.                   3,800     252,700
------------------------------------------------------------
MCN Energy Group, Inc.                    3,800     153,425
------------------------------------------------------------
National Fuel Gas Co.                     3,700     180,144
------------------------------------------------------------
Questar Corp.                             3,500     156,188
                                                 -----------
                                                    742,457
------------------------------------------------------------
TELEPHONE UTILITIES - 2.1%
Ameritech Corp.                           2,200     177,100
------------------------------------------------------------
Bell Atlantic Corp.                       2,166     197,106
------------------------------------------------------------
Frontier Corp.                            5,700     137,156
------------------------------------------------------------
Nextel Communications, Inc., Cl.
A(8)                                         77       2,002
------------------------------------------------------------
U S West Communications Group             4,300     194,038
                                                 -----------
                                                    707,402
                                                 -----------
Total Common Stocks (Cost
$5,570,938)                                       7,228,663
------------------------------------------------------------
PREFERRED STOCKS - 0.6%
------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series
A, Non-Vtg.                               1,100     157,987

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                                 VALUE
                                     SHARES      NOTE 1
------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------

PRIMEDIA, Inc., 10% Preferred
Stock, Series D(1)                          500  $   52,750
                                                 -----------
Total Preferred Stocks (Cost
$155,325)                                           210,737

                                     UNITS
------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp.
8/02                                         75          --
------------------------------------------------------------
Microcell Telecommunications, Inc.
Conditional Wts., Exp. 6/06(1)              200         125
------------------------------------------------------------
Microcell Telecommunications, Inc.
Wts., Exp. 6/06(1)                          200       2,600
------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(1)                                258          --
------------------------------------------------------------
UNIFI Communications, Inc. Wts.,
Exp. 3/07(1)                                 50          77
                                                 -----------
Total Rights, Warrants and
Certificates (Cost $2,950)                            2,802

                                     PRINCIPAL
                                     AMOUNT
------------------------------------------------------------
REPURCHASE AGREEMENTS - 12.5%
------------------------------------------------------------
Repurchase agreement with Zion
First National Bank, 6.60%, dated
12/31/97, to be repurchased at
$4,274,567 on 1/2/98,
collateralized by U.S. Treasury
Nts., 8.25%, 7/15/98, with a value
of $4,363,573 (Cost $4,273,000)      $4,273,000   4,273,000
------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$31,305,669)                               98.6% 33,638,107
------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES             1.4     477,708
                                     ----------  -----------
NET ASSETS                                100.0% $34,115,815
                                     ----------  -----------
                                     ----------  -----------

1. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $901,414 or 2.64% of the Fund's net assets as of December 31, 1997.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

6. Interest or dividend is paid in kind.

7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

8. Non-income producing security.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                 MARKET
                                                 VALUE
                                     SHARES      NOTE 1
------------------------------------------------------------
COMMON STOCKS - 54.4%
------------------------------------------------------------
BASIC MATERIALS - 2.0%
------------------------------------------------------------
CHEMICALS - 0.9%
Ciba Specialty Chemicals AG(1)            1,200  $  143,156
------------------------------------------------------------
Dexter Corp.                              4,700     202,981
------------------------------------------------------------
Ethyl Corp.                              14,400     110,700
------------------------------------------------------------
Fuji Photo Film Co.                       2,000      76,911
------------------------------------------------------------
IMC Global, Inc.                          2,834      92,813
                                                 -----------
                                                    626,561
------------------------------------------------------------
METALS - 0.5%
Allegheny Teledyne, Inc.                  2,900      75,037
------------------------------------------------------------
Carpenter Technology Corp.                3,600     173,025
------------------------------------------------------------
ROHN Industries, Inc.                    12,000      61,875
                                                 -----------
                                                    309,937
------------------------------------------------------------
PAPER - 0.6%
Fletcher Challenge Forest                70,000      58,123
------------------------------------------------------------
Fort James Corp.                          4,950     189,337
------------------------------------------------------------
Kimberly-Clark de Mexico, SA, Cl. A      15,000      71,076
------------------------------------------------------------
Unisource Worldwide, Inc.                 7,900     112,575
                                                 -----------
                                                    431,111
------------------------------------------------------------
CONSUMER CYCLICALS - 7.2%
------------------------------------------------------------
AUTOS & HOUSING - 1.3%
Bridgestone Corp.                         5,000     108,828
------------------------------------------------------------
Cornerstone Properties, Inc.              9,500     182,281
------------------------------------------------------------
Goodyear Tire & Rubber Co.                1,700     108,162
------------------------------------------------------------
Groupe SEB SA                               800     111,572
------------------------------------------------------------
Lear Corp.(1)                             2,000      95,000
------------------------------------------------------------
Meditrust Corp., Paired Stock             4,325     158,403
------------------------------------------------------------
Tower Realty Trust, Inc.                  5,700     140,362
                                                 -----------
                                                    904,608
------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.9%
Alaska Air Group, Inc.(1)                 2,900     112,375
------------------------------------------------------------
America West Holdings Corp., Cl.
B(1)                                      4,500      83,812
------------------------------------------------------------
American Skiing Corp.(1)                  5,600      83,300
------------------------------------------------------------
AMR Corp.(1)                              1,500     192,750
------------------------------------------------------------
CDL Hotels International Ltd.           270,000      81,889
------------------------------------------------------------
Granada Group plc                         8,000     122,418
------------------------------------------------------------
Hasbro, Inc.                              1,600      50,400
------------------------------------------------------------
Outback Steakhouse, Inc.(1)               1,900      54,625

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                                 VALUE
                                     SHARES      NOTE 1
------------------------------------------------------------
LEISURE & ENTERTAINMENT (CONTINUED)

Piccadilly Cafeterias, Inc.               8,000  $  105,000
------------------------------------------------------------
Prime Hospitality Corp.(1)                2,600      52,975
------------------------------------------------------------
Regal Cinemas, Inc.(1)                    6,050     168,644
------------------------------------------------------------
Vistana, Inc.(1)                         10,000     230,000
                                                 -----------
                                                  1,338,188
------------------------------------------------------------
MEDIA - 0.9%
Applied Graphics Technologies,
Inc.(1)                                   4,300     228,975
------------------------------------------------------------
Benpres Holdings Corp., GDR(1)(2)         2,400       7,218
------------------------------------------------------------
Benpres Holdings Corp., Sponsored
GDR(1)                                    6,000      18,046
------------------------------------------------------------
Reed International plc                   10,000     100,370
------------------------------------------------------------
Reuters Holdings plc                      8,000      87,996
------------------------------------------------------------
Television Broadcasts Ltd.               23,000      65,602
------------------------------------------------------------
Wolters Kluwer NV                           750      96,893
                                                 -----------
                                                    605,100
------------------------------------------------------------
RETAIL: GENERAL - 1.7%
adidas AG                                   750      99,275
------------------------------------------------------------
Circle K Japan Co. Ltd.                   1,200      57,683
------------------------------------------------------------
Dayton Hudson Corp.                       2,300     155,250
------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                   2,400     103,350
------------------------------------------------------------
Marks & Spencer plc                      12,000     118,272
------------------------------------------------------------
North Face, Inc. (The)(1)                 5,100     112,200
------------------------------------------------------------
Penney (J.C.) Co., Inc.                   5,300     319,656
------------------------------------------------------------
Wolverine World Wide, Inc.                7,950     179,869
                                                 -----------
                                                  1,145,555
------------------------------------------------------------
RETAIL: SPECIALTY - 1.4%
Argos plc                                10,000      90,415
------------------------------------------------------------
Brown Group, Inc.                         7,900     105,169
------------------------------------------------------------
Brylane, Inc.(1)                          1,100      54,175
------------------------------------------------------------
Dickson Concepts International Ltd.      32,000      46,668
------------------------------------------------------------
Guitar Center, Inc.(1)                    4,200      96,600
------------------------------------------------------------
Hennes & Mauritz AB, B Shares             2,400     105,869
------------------------------------------------------------
Koninklijke Ahold NV                      3,600      93,941
------------------------------------------------------------
New England Business Service, Inc.        5,300     178,875
------------------------------------------------------------
Payless ShoeSource, Inc.(1)               1,700     114,112
------------------------------------------------------------
Stage Stores, Inc.(1)                     2,800     104,650
                                                 -----------
                                                    990,474
------------------------------------------------------------
CONSUMER NON-CYCLICALS - 7.7%
------------------------------------------------------------
BEVERAGES - 0.3%
Embotelladora Andina SA, Series B,
Sponsored ADR                             2,450      47,622
------------------------------------------------------------
Quilmes Industrial Quinsa SA,
Sponsored ADR                             3,750      51,328

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                                 VALUE
                                     SHARES      NOTE 1
------------------------------------------------------------
BEVERAGES (CONTINUED)

Scottish & Newcastle plc                  9,000  $  108,917
                                                 -----------
                                                    207,867
------------------------------------------------------------
FOOD - 1.4%
Colruyt SA                                  200     102,160
------------------------------------------------------------
Groupe Danone                               600     107,217
------------------------------------------------------------
Jeronimo Martins & Filho SA               3,375     107,210
------------------------------------------------------------
Kroger Co.(1)                             4,100     151,444
------------------------------------------------------------
Safeway, Inc.(1)                          2,400     151,800
------------------------------------------------------------
Suiza Foods Corp.(1)                      2,650     157,841
------------------------------------------------------------
United Natural Foods, Inc.(1)             1,200      31,200
------------------------------------------------------------
William Morrison Supermarkets plc        33,000     124,886
                                                 -----------
                                                    933,758
------------------------------------------------------------
HEALTHCARE/DRUGS - 2.7%
Dura Pharmaceuticals, Inc.(1)             2,600     119,275
------------------------------------------------------------
Gedeon Richter Ltd., GDR(2)                 900     102,221
------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR         4,000     191,500
------------------------------------------------------------
Incyte Pharmaceuticals, Inc.(1)           2,700     121,500
------------------------------------------------------------
Jones Medical Industries, Inc.            1,000      38,250
------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl.
A(1)                                      4,200     214,725
------------------------------------------------------------
Novartis AG                                 100     162,490
------------------------------------------------------------
Novo-Nordisk AS, B Shares                 1,000     143,124
------------------------------------------------------------
PharMerica, Inc.(1)                       2,400      24,900
------------------------------------------------------------
Roche Holding AG                             13     129,282
------------------------------------------------------------
Sanofi SA                                 1,000     111,372
------------------------------------------------------------
Schering AG                               1,000      96,494
------------------------------------------------------------
SKW Trostberg AG                          4,000     127,027
------------------------------------------------------------
Takeda Chemical Industries Ltd.           5,000     143,054
------------------------------------------------------------
Zeneca Group plc                          4,000     140,649
                                                 -----------
                                                  1,865,863
------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
2.4%
Alternative Living Services,
Inc.(1)                                   4,800     141,900
------------------------------------------------------------
Concentra Managed Care, Inc.(1)           3,700     124,875
------------------------------------------------------------
FPA Medical Management, Inc.(1)           6,500     121,062
------------------------------------------------------------
HealthCare Financial Partners,
Inc.(1)                                   2,500      88,750
------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR        1,500      93,750
------------------------------------------------------------
National Surgery Centers, Inc.(1)         8,300     217,875
------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)          4,400     188,100
------------------------------------------------------------
Renal Treatment Centers, Inc.(1)          2,200      79,475
------------------------------------------------------------
Rural/Metro Corp.(1)                      6,100     203,587

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                                 VALUE
                                     SHARES      NOTE 1
------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES
(CONTINUED)

SmithKline Beecham plc                   14,592  $  149,581
------------------------------------------------------------
Tenet Healthcare Corp.(1)                 4,490     148,731
------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)        3,066      84,315
------------------------------------------------------------
WellPoint Health Networks, Inc.(1)          700      29,575
                                                 -----------
                                                  1,671,576
------------------------------------------------------------
HOUSEHOLD GOODS - 0.9%
Blyth Industries, Inc.(1)                 3,400     101,787
------------------------------------------------------------
Dial Corp. (The)                          5,500     114,469
------------------------------------------------------------
L'OREAL                                     300     117,440
------------------------------------------------------------
Premark International, Inc.               4,600     133,400
------------------------------------------------------------
Reckitt & Colman plc                      8,000     125,709
                                                 -----------
                                                    592,805
------------------------------------------------------------
ENERGY - 4.4%
------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.9%
Diamond Offshore Drilling, Inc.           3,200     154,000
------------------------------------------------------------
Global Marine, Inc.(1)                    4,700     115,150
------------------------------------------------------------
Gulf Island Fabrication, Inc.(1)          2,800      56,000
------------------------------------------------------------
Oryx Energy Co.(1)                        3,800      96,900
------------------------------------------------------------
Pool Energy Services Co.(1)               2,600      57,850
------------------------------------------------------------
Tidewater, Inc.                           2,200     121,275
                                                 -----------
                                                    601,175
------------------------------------------------------------
OIL-INTEGRATED - 3.5%
Amoco Corp.                               2,600     221,325
------------------------------------------------------------
Atlantic Richfield Co.                    2,800     224,350
------------------------------------------------------------
Chevron Corp.                             5,500     423,500
------------------------------------------------------------
Cliffs Drilling Co.(1)                    1,700      84,787
------------------------------------------------------------
Exxon Corp.                               5,100     312,056
------------------------------------------------------------
Mobil Corp.                               4,600     332,062
------------------------------------------------------------
Occidental Petroleum Corp.               11,200     328,300
------------------------------------------------------------
Patterson Energy, Inc.(1)                 2,500      96,719
------------------------------------------------------------
Quinenco SA, ADR(1)                       2,500      28,750
------------------------------------------------------------
Shell Transport & Trading Co. plc        19,000     138,025
------------------------------------------------------------
Total SA, B Shares                        1,200     130,655
------------------------------------------------------------
UTI Energy Corp.(1)                       2,500      64,687
                                                 -----------
                                                  2,385,216
------------------------------------------------------------
FINANCIAL - 9.3%
------------------------------------------------------------
BANKS - 4.1%
Banco Popular Espanol SA                  1,600     111,800
------------------------------------------------------------
Bank of Tokyo-Mitsubishi Ltd.             6,000      83,063
------------------------------------------------------------
BankAmerica Corp.                         3,800     277,400

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                                 VALUE
                                     SHARES      NOTE 1
------------------------------------------------------------
BANKS (CONTINUED)

BankBoston Corp.                          4,400  $  413,325
------------------------------------------------------------
Bayerische Vereinsbank AG                 1,750     112,901
------------------------------------------------------------
Credit Suisse Group                         670     103,815
------------------------------------------------------------
Credito Italiano                         48,000     148,100
------------------------------------------------------------
First Union Corp.                         8,000     410,000
------------------------------------------------------------
Halifax plc(1)                            8,000      99,448
------------------------------------------------------------
Lloyds TSB Group plc                     14,000     181,290
------------------------------------------------------------
Mitsubishi Trust & Banking Corp.         10,000     100,753
------------------------------------------------------------
NationsBank Corp.                         3,300     200,681
------------------------------------------------------------
Nordbanken Holding AB(1)                 19,000     107,520
------------------------------------------------------------
Wells Fargo & Co.                         1,300     441,269
                                                 -----------
                                                  2,791,365
------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.3%
Amresco, Inc.                             8,100     245,025
------------------------------------------------------------
Camden Property Trust                     5,400     167,400
------------------------------------------------------------
Capstone Capital Corp.                    6,300     161,437
------------------------------------------------------------
Cattles plc                              15,000      99,465
------------------------------------------------------------
Crescent Real Estate Equities, Inc.       8,200     322,875
------------------------------------------------------------
Franchise Mortgage Acceptance Co.
LLC(1)                                    3,200      58,800
------------------------------------------------------------
Haw Par Brothers International Ltd.      25,000      32,345
------------------------------------------------------------
Health & Retirement Properties
Trust                                     7,300     146,000
------------------------------------------------------------
ING Groep NV                              2,500     105,316
------------------------------------------------------------
Lend Lease Corp. Ltd.                     3,500      68,414
------------------------------------------------------------
Money Store, Inc. (The)                   2,400      50,400
------------------------------------------------------------
Morgan Stanley, Dean Witter,
Discover & Co.                            1,700     100,512
------------------------------------------------------------
Nichiei Co. Ltd.                          1,000     106,906
------------------------------------------------------------
Northern Rock plc(1)                     11,000     107,873
------------------------------------------------------------
Perlis Plantations Berhad                17,500      24,772
------------------------------------------------------------
Sirrom Capital Corp.                      2,600     135,525
------------------------------------------------------------
Southcorp Holdings Ltd.                  13,000      43,029
------------------------------------------------------------
Swire Pacific Ltd., Cl. B                78,500      79,531
------------------------------------------------------------
Travelers Group, Inc.                     4,492     242,006
                                                 -----------
                                                  2,297,631
------------------------------------------------------------
INSURANCE - 1.9%
Allstate Corp.                            1,500     136,312
------------------------------------------------------------
Chubb Corp.                               2,100     158,812
------------------------------------------------------------
Conseco, Inc.                             5,100     231,731
------------------------------------------------------------
Equitable Cos., Inc.                      4,100     203,975
------------------------------------------------------------
HSB Group, Inc.                           2,500     137,969

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                                 VALUE
                                     SHARES      NOTE 1
------------------------------------------------------------
INSURANCE (CONTINUED)

Pre-Paid Legal Services, Inc.(1)          4,500  $  153,844
------------------------------------------------------------
Torchmark Corp.                           3,500     147,219
------------------------------------------------------------
Travelers Property Casualty Corp.,
Cl. A                                     3,800     167,200
                                                 -----------
                                                  1,337,062
------------------------------------------------------------
INDUSTRIAL - 7.4%
------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.3%
Johnson Electric Holdings Ltd.           26,400      75,981
------------------------------------------------------------
Siebe plc                                 5,000      98,313
                                                 -----------
                                                    174,294
------------------------------------------------------------
INDUSTRIAL SERVICES - 3.1%
Adecco SA                                   250      72,589
------------------------------------------------------------
American Disposal Services, Inc.(1)       4,600     167,900
------------------------------------------------------------
Caribiner International, Inc.(1)          2,100      93,450
------------------------------------------------------------
Central Parking Corp.                     2,300     104,219
------------------------------------------------------------
Computer Horizons Corp.(1)                6,000     270,000
------------------------------------------------------------
Computer Task Group, Inc.                 7,800     277,387
------------------------------------------------------------
Corestaff, Inc.(1)                        5,750     152,375
------------------------------------------------------------
Eastern Environmental Services,
Inc.(1)                                   6,600     145,200
------------------------------------------------------------
Guilbert SA                                 625      89,139
------------------------------------------------------------
Hays plc                                  9,000     120,246
------------------------------------------------------------
Helix Technology Corp.                    4,000      78,000
------------------------------------------------------------
Kurita Water Industries Ltd.              5,000      51,146
------------------------------------------------------------
Lamar Advertising Co., Cl. A(1)           3,500     139,125
------------------------------------------------------------
Tetra Tech, Inc.(1)                       6,218     124,375
------------------------------------------------------------
Transaction Systems Architects,
Inc., Cl. A(1)                            4,700     178,600
------------------------------------------------------------
Viad Corp.                                4,700      90,769
                                                 -----------
                                                  2,154,520
------------------------------------------------------------
MANUFACTURING - 3.2%
Aeroquip-Vickers, Inc.                    1,800      88,312
------------------------------------------------------------
AGCO Corp.                                4,400     128,700
------------------------------------------------------------
Canon Sales Co., Inc.                       300       3,438
------------------------------------------------------------
Case Corp.                                2,700     163,181
------------------------------------------------------------
Deere & Co.                               3,600     209,925
------------------------------------------------------------
Halter Marine Group, Inc.(1)              2,450      70,744
------------------------------------------------------------
Ingersoll-Rand Co.                        3,300     133,650
------------------------------------------------------------
Mannesmann AG                               195      97,931
------------------------------------------------------------
NSK Ltd.                                  3,000       7,499
------------------------------------------------------------
PACCAR, Inc.                              8,900     467,250
------------------------------------------------------------
Parker-Hannifin Corp.                     2,450     112,394

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                                 VALUE
                                     SHARES      NOTE 1
------------------------------------------------------------
MANUFACTURING (CONTINUED)

Ricoh Co. Ltd.                            9,000  $  112,136
------------------------------------------------------------
SMC Corp.                                   100       8,845
------------------------------------------------------------
Smiths Industries plc                     7,000      99,687
------------------------------------------------------------
Textron, Inc.                             4,300     268,750
------------------------------------------------------------
U.S. Industries, Inc.                     7,350     221,419
                                                 -----------
                                                  2,193,861
------------------------------------------------------------
TRANSPORTATION - 0.8%
Brambles Industries Ltd.                  4,000      79,361
------------------------------------------------------------
Burlington Northern Santa Fe Corp.        1,100     102,231
------------------------------------------------------------
GATX Corp.                                3,500     253,969
------------------------------------------------------------
Gulfmark Offshore, Inc.(1)                2,200      72,600
------------------------------------------------------------
MotivePower Industries, Inc.(1)           2,400      55,800
                                                 -----------
                                                    563,961
------------------------------------------------------------
TECHNOLOGY - 10.5%
------------------------------------------------------------
AEROSPACE/DEFENSE - 0.9%
General Dynamics Corp.                    4,100     354,394
------------------------------------------------------------
Lockheed Martin Corp.                     2,400     236,400
                                                 -----------
                                                    590,794
------------------------------------------------------------
COMPUTER HARDWARE - 1.9%
Apex PC Solutions, Inc.(1)                3,200      70,800
------------------------------------------------------------
CHS Electronics, Inc.(1)                  1,050      17,981
------------------------------------------------------------
Compaq Computer Corp.                     3,100     174,956
------------------------------------------------------------
Digital Lightwave, Inc.(1)                3,500      45,937
------------------------------------------------------------
Insight Enterprises, Inc.(1)              4,750     174,562
------------------------------------------------------------
International Business Machines
Corp.                                     1,900     198,669
------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                  1,600      60,800
------------------------------------------------------------
Network Appliance, Inc.(1)                5,400     191,700
------------------------------------------------------------
Semtech Corp.(1)                          2,100      82,162
------------------------------------------------------------
Storage Technology Corp. (New)(1)         4,400     272,525
                                                 -----------
                                                  1,290,092
------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 2.8%
BEA Systems, Inc.(1)                      7,200     124,650
------------------------------------------------------------
Electronic Data Systems Corp.             2,800     123,025
------------------------------------------------------------
HNC Software, Inc.(1)                     2,900     124,700
------------------------------------------------------------
JDA Software Group, Inc.(1)               3,600     126,000
------------------------------------------------------------
Pegasystems, Inc.(1)                      5,700     115,069
------------------------------------------------------------
Remedy Corp.(1)                           2,000      42,000
------------------------------------------------------------
SAP AG, Preference                          550     178,700
------------------------------------------------------------
Sapient Corp.(1)                          2,600     159,250
------------------------------------------------------------
Security Dynamics Technologies,
Inc.(1)                                   3,900     139,425

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                                 VALUE
                                     SHARES      NOTE 1
------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES
(CONTINUED)

Summit Design, Inc.(1)                    5,100  $   52,912
------------------------------------------------------------
Sykes Enterprises, Inc.(1)                3,850      75,075
------------------------------------------------------------
Symantec Corp.(1)                         1,200      26,325
------------------------------------------------------------
Technology Solutions Co.(1)               5,350     141,106
------------------------------------------------------------
Veritas Software Corp.(1)                 3,425     174,675
------------------------------------------------------------
Viasoft, Inc.(1)                          2,900     122,525
------------------------------------------------------------
Visio Corp.(1)                            2,800     107,450
------------------------------------------------------------
Wind River Systems, Inc.(1)               2,950     117,078
                                                 -----------
                                                  1,949,965
------------------------------------------------------------
ELECTRONICS - 2.6%
Bowthorpe plc                            18,000     111,065
------------------------------------------------------------
Electrocomponents plc                    13,000      96,898
------------------------------------------------------------
Getronics NV                              2,900      92,412
------------------------------------------------------------
Hirose Electric Co.                       2,000     102,599
------------------------------------------------------------
Keyence Corp.                               660      97,969
------------------------------------------------------------
Matsushita Electric Industrial Co.        4,000      58,760
------------------------------------------------------------
National Semiconductor Corp.(1)           1,000      25,937
------------------------------------------------------------
Omron Corp.                               3,000      47,069
------------------------------------------------------------
Philips Electronics NV                    2,000     119,967
------------------------------------------------------------
Rohm Co.                                  1,000     102,291
------------------------------------------------------------
Samsung Electronics Co. Ltd.,
GDR(1)(2)                                    32         454
------------------------------------------------------------
Samsung Electronics, GDS(1)               1,950      10,969
------------------------------------------------------------
Sawtek, Inc.(1)                           2,500      65,937
------------------------------------------------------------
SCI Systems, Inc.(1)                      2,400     104,550
------------------------------------------------------------
Sony Corp.                                1,400     124,903
------------------------------------------------------------
TDK Corp.                                 1,000      75,680
------------------------------------------------------------
Vitesse Semiconductor Corp.(1)            4,150     156,662
------------------------------------------------------------
VTech Holdings Ltd.                      65,000     191,688
------------------------------------------------------------
Waters Corp.(1)                           5,700     214,463
                                                 -----------
                                                  1,800,273
------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
2.3%
Bay Networks, Inc.(1)                     1,200      30,675
------------------------------------------------------------
British Sky Broadcasting Group plc        8,500      63,776
------------------------------------------------------------
Comverse Technology, Inc.(1)              3,800     148,200
------------------------------------------------------------
DSP Communications, Inc.(1)               3,800      45,600
------------------------------------------------------------
Dycom Industries, Inc.(1)                 1,100      23,719
------------------------------------------------------------
Inter-Tel, Inc.                           4,700      91,063
------------------------------------------------------------
Nextel Communications, Inc., Cl.
A(1)                                        232       6,032
------------------------------------------------------------
Nippon Telegraph & Telephone Corp.           12     103,368

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                                 VALUE
                                     SHARES      NOTE 1
------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY
(CONTINUED)

P-COM, Inc.(1)                            7,500  $  129,375
------------------------------------------------------------
Pacific Gateway Exchange, Inc.(1)         3,400     182,963
------------------------------------------------------------
REMEC, Inc.(1)                            2,600      58,500
------------------------------------------------------------
SK Telecommunications Co. Ltd., ADR       6,077      39,501
------------------------------------------------------------
Tekelec(1)                                3,300     100,650
------------------------------------------------------------
Tel-Save Holdings, Inc.(1)                2,300      45,713
------------------------------------------------------------
Telecom Italia Mobile SpA                30,000     138,547
------------------------------------------------------------
Uniphase Corp.(1)                         3,600     148,950
------------------------------------------------------------
Vodafone Group plc                       21,000     153,245
------------------------------------------------------------
Yurie Systems, Inc.(1)                    2,600      52,488
                                                 -----------
                                                  1,562,365
------------------------------------------------------------
UTILITIES - 5.9%
------------------------------------------------------------
ELECTRIC UTILITIES - 1.9%
Duke Energy Corp.                         4,117     227,979
------------------------------------------------------------
FPL Group, Inc.                           7,000     414,313
------------------------------------------------------------
Illinova Corp.                            4,200     113,138
------------------------------------------------------------
Kansas City Power & Light Co.             5,600     165,550
------------------------------------------------------------
Veba AG                                   2,500     170,324
------------------------------------------------------------
Western Resources, Inc.                   4,400     189,200
                                                 -----------
                                                  1,280,504
------------------------------------------------------------
GAS UTILITIES - 1.9%
Columbia Gas System, Inc.                 4,500     353,531
------------------------------------------------------------
El Paso Natural Gas Co.                   4,200     279,300
------------------------------------------------------------
MCN Energy Group, Inc.                    4,300     173,613
------------------------------------------------------------
National Fuel Gas Co.                     4,400     214,225
------------------------------------------------------------
Questar Corp.                             4,100     182,963
------------------------------------------------------------
RWE AG, Preference                        2,500     107,061
                                                 -----------
                                                  1,310,693
------------------------------------------------------------
TELEPHONE UTILITIES - 2.1%
Ameritech Corp.                           2,500     201,250
------------------------------------------------------------
Bell Atlantic Corp.                       4,973     452,543
------------------------------------------------------------
Century Telephone Enterprises, Inc.         800      39,850
------------------------------------------------------------
Frontier Corp.                            9,100     218,969
------------------------------------------------------------
Telefonica de Espana                      3,500      99,891
------------------------------------------------------------
U S West Communications Group            10,300     464,788
                                                 -----------
                                                  1,477,291
                                                 -----------
Total Common Stocks (Cost
$30,775,366)                                     37,384,465
------------------------------------------------------------
PREFERRED STOCKS - 0.5%
------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series
A, Non-Vtg.                               1,100     157,987

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                                 VALUE
                                     SHARES      NOTE 1
------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------

Fresenius AG, Preferred                     600  $  109,119
------------------------------------------------------------
PRIMEDIA, Inc., 10% Preferred
Stock, Series D(3)                        1,000     105,500
                                                 -----------
Total Preferred Stocks (Cost
$315,456)                                           372,606

                                     UNITS
------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
------------------------------------------------------------
Haw Par Brothers International Ltd.
Wts., Exp. 7/01                           2,500         593
------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp.
8/02                                        125          --
------------------------------------------------------------
Microcell Telecommunications, Inc.
Conditional Wts., Exp. 6/06(3)              500         313
------------------------------------------------------------
Microcell Telecommunications, Inc.
Wts., Exp. 6/06(3)                          500       6,500
------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(3)                                516           5
------------------------------------------------------------
UNIFI Communications, Inc. Wts.,
Exp. 3/07(3)                                125         188
                                                 -----------
Total Rights, Warrants and
Certificates (Cost $8,882)                            7,599

                                     PRINCIPAL
                                     AMOUNT
------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.8%
------------------------------------------------------------
Dayton Hudson Credit Card Master
Trust, Asset-Backed Certificates,
Series 1997-1, Cl. A, 6.25%,
8/25/05                              $  125,000     125,325
------------------------------------------------------------
Olympic Automobile Receivables
Trust:
Receivables-Backed Nts., Series
1997-A, Cl. A5, 6.80%, 2/15/05          150,000     152,034
Series 1996-A, Cl. A4, 5.85%,
7/15/01                                  90,000      89,803
------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(3)                   175,000     175,622
                                                 -----------
Total Asset-Backed Securities (Cost
$538,963)                                           542,784
------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 3.9%
------------------------------------------------------------
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1994-10, Cl. A3, 6%, 5/25/09            250,000     247,520
------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates,
Series 1711, Cl. EA, 7%, 3/15/24        200,000     203,250
Gtd. Multiclass Mtg. Participation
Certificates, 6%, 3/1/09                166,146     164,948
Gtd. Multiclass Mtg. Participation
Certificates, Series 1574, Cl. PD,
5.55%, 3/15/13                           88,626      88,377
Gtd. Multiclass Mtg. Participation
Certificates, Series 1843, Cl. VB,
7%, 4/15/03                              50,000      51,297
Gtd. Multiclass Mtg. Participation
Certificates, Series 1849, Cl. VA,
6%, 12/15/10                            134,802     134,129
Interest-Only Stripped Mtg.-Backed
Security, Series 1542, Cl. QC,
7.35%, 10/15/20(4)                      900,000     188,174
Interest-Only Stripped Mtg.-Backed
Security, Series 1583, Cl. IC,
6.65%, 1/15/20(4)                       750,000     112,792
Interest-Only Stripped Mtg.-Backed
Security, Series 1661, Cl. PK,
5.775%, 11/15/06(4)                     801,135      66,062
------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                             128,916     128,166
6.50%, 4/1/26                           139,142     137,684

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS
(CONTINUED)
------------------------------------------------------------
Federal National Mortgage Assn.:
(Continued)

7%, 4/1/00                           $  147,274  $  148,307
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-181, Cl. C, 5.40%,
10/25/02                                121,209     120,527
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                 127,526     126,630
Medium-Term Nts., 6.56%, 11/13/01       225,000     225,212
Trust 1994-13, Cl. B, 6.50%,
2/25/09                                 100,000      99,687
------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1994-7, Cl. A18, 6%, 2/25/09     149,164     140,634
------------------------------------------------------------
PNC Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates,
Series 1995-2, Cl. A3, 6.50%,
2/25/12                                 125,000     125,239
------------------------------------------------------------
Residential Accredit Loans, Inc.,
Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl.
A2, 6.75%, 9/25/27                      175,000     174,754
                                                 -----------
Total Mortgage-Backed Obligations
(Cost $2,655,002)                                 2,683,389
------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 8.1%
------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                             200,000     199,813
7.50%, 11/15/16                       1,835,000   2,141,217
------------------------------------------------------------
U.S. Treasury Nts.:
5.125%, 4/30/98                         550,000     549,657
6.50%, 8/15/05                        1,120,000   1,169,001
6.75%, 6/30/99                          745,000     756,874
7.50%, 11/15/01                         700,000     742,656
                                                 -----------
Total U.S. Government Obligations
(Cost $5,355,558)                                 5,559,218
------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND
NOTES - 21.8%
------------------------------------------------------------
BASIC MATERIALS - 2.3%
------------------------------------------------------------
CHEMICALS - 1.3%
Du Pont (E.I.) De Nemours & Co.,
8.50% Debs., 2/15/03                    100,000     106,277
------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., 9/15/07(2)                   125,000     123,750
------------------------------------------------------------
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20            50,000      65,119
------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr.
Sec. Disc. Nts., 10/15/05(5)            175,000     175,000
------------------------------------------------------------
PPG Industries, Inc., 9% Debs.,
5/1/21                                   50,000      62,436
------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr.
Nts., 12/1/04                           125,000     141,562
------------------------------------------------------------
Sterling Chemicals Holdings, Inc.,
0%/13.50% Sr. Disc. Nts.,
8/15/08(5)                              125,000      76,875
------------------------------------------------------------
Texas Petrochemical Corp., 11.125%
Sr. Sub. Nts., Series B, 7/1/06         125,000     135,000
                                                 -----------
                                                    886,019
------------------------------------------------------------
METALS - 0.5%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                                 100,000     108,247
------------------------------------------------------------
Gulf States Steel, Inc. (Alabama),
13.50% First Mtg. Nts., Series B,
4/15/03                                 125,000     124,375

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
METALS (CONTINUED)

WCI Steel, Inc., 10% Sr. Nts.,
Series B, 12/1/04                    $   75,000  $   76,875
                                                 -----------
                                                    309,497
------------------------------------------------------------
PAPER - 0.5%
Celulosa Arauco y Constitucion SA,
7.25% Debs., 6/11/98(3)                  85,000      84,469
------------------------------------------------------------
Gaylord Container Corp., 12.75% Sr.
Sub. Disc. Debs., 5/15/05               125,000     134,375
------------------------------------------------------------
Stone Container Corp., 9.875% Sr.
Nts., 2/1/01                            125,000     125,469
                                                 -----------
                                                    344,313
------------------------------------------------------------
CONSUMER CYCLICALS - 7.2%
------------------------------------------------------------
AUTOS & HOUSING - 0.4%
Black & Decker Corp., 6.625% Nts.,
11/15/00                                 85,000      85,830
------------------------------------------------------------
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., 7/15/07(2)               125,000     131,250
------------------------------------------------------------
First Industrial LP, 7.15% Bonds,
5/15/27                                  60,000      61,658
                                                 -----------
                                                    278,738
------------------------------------------------------------
LEISURE & ENTERTAINMENT - 3.1%
American Skiing Corp., 12% Sr. Sub.
Nts., Series B, 7/15/06(3)              100,000     111,500
------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr.
Sub. Nts., 8/1/04(2)                     50,000      51,250
------------------------------------------------------------
Ascent Entertainment Group, Inc.,
0%/11.875% Sr. Sec. Disc. Nts.,
12/15/04(2)(5)                          125,000      72,187
------------------------------------------------------------
Bally Total Fitness Holdings,
9.875% Sr. Sub. Nts., 10/15/07(2)       125,000     126,562
------------------------------------------------------------
Blockbuster Entertainment Corp.,
6.625% Sr. Nts., 2/15/98                 85,000      85,031
------------------------------------------------------------
Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                            125,000     136,406
------------------------------------------------------------
Casino Magic of Louisiana Corp.,
13% First Mtg. Nts., Series B,
8/15/03                                 200,000     193,000
------------------------------------------------------------
Colorado Gaming & Entertainment
Co., 12% Sr. Nts., 6/1/03(3)            125,000     135,000
------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts.,
6/1/02                                  125,000     128,212
------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr.
Nts., 7/15/07                           125,000     132,187
------------------------------------------------------------
Hollywood Casino Corp., 12.75% Sr.
Sec. Gtd. Nts., 11/1/03                 125,000     133,750
------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                       50,000      52,625
------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                125,000     160,625
------------------------------------------------------------
Players International, Inc.,
10.875% Sr. Nts., 4/15/05               125,000     135,000
------------------------------------------------------------
Prime Hospitality Corp., 9.75% Sr.
Sub. Nts., 4/1/07                       125,000     133,125
------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625%
Sr. Sub. Nts., 7/15/05                  125,000     135,625
------------------------------------------------------------
Showboat, Inc., 9.25% First Mtg.
Bonds, 5/1/08                           100,000     107,000
------------------------------------------------------------
Wyndham Hotel Corp., 10.50% Sr.
Sub. Nts., 5/15/06                      100,000     117,250
                                                 -----------
                                                  2,146,335
------------------------------------------------------------
MEDIA - 2.7%
Adelphia Communications Corp.,
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                 125,000     135,312
------------------------------------------------------------
Cablevision Systems Corp., 9.875%
Sr. Sub. Nts., 5/15/06                   50,000      55,125
------------------------------------------------------------
Century Communications Corp., 9.75%
Sr. Nts., 2/15/02                       100,000     106,750
------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub.
Debs., 10/15/06                         125,000     133,437
------------------------------------------------------------
EchoStar Satellite Broadcasting
Corp., 0%/13.125% Sr. Sec. Disc.
Nts., 3/15/04(5)                        100,000      85,500

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
MEDIA (CONTINUED)

Falcon Holdings Group LP, 11% Sr.
Sub. Nts., 9/15/03(6)                $  154,852  $  161,816
------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875%
Sr. Nts., 8/15/07(2)                     50,000      50,250
------------------------------------------------------------
Hollinger International Publishing,
Inc., 9.25% Gtd. Sr. Sub. Nts.,
3/15/07                                 100,000     105,500
------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr.
Sub. Nts., 9/15/07                      100,000     103,250
------------------------------------------------------------
Marcus Cable Operating Co.
LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts.,
Series II, 8/1/04(5)                    125,000     116,250
------------------------------------------------------------
MDC Communications Corp., 10.50%
Sr. Sub. Nts., 12/1/06                  125,000     132,812
------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10%
Sr. Sub. Nts., 9/30/05                  125,000     132,187
------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                   100,000     110,500
------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07(2)       125,000     131,562
------------------------------------------------------------
Time Warner, Inc., 7.45% Nts.,
2/1/98                                   85,000      85,074
------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr.
Debs., 10/30/07                         125,000     138,955
------------------------------------------------------------
United International Holdings,
Inc., Zero Coupon Sr. Sec. Disc.
Nts., 12.915%, 11/15/99(7)              100,000      83,500
                                                 -----------
                                                  1,867,780
------------------------------------------------------------
RETAIL: GENERAL - 0.6%
Federated Department Stores, Inc.,
10% Sr. Nts., 2/15/01                    35,000      38,609
------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                            90,000      92,203
------------------------------------------------------------
Sears Roebuck & Co., 8.39%
Medium-Term Nts., 3/23/99               175,000     179,715
------------------------------------------------------------
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06            125,000     131,875
                                                 -----------
                                                    442,402
------------------------------------------------------------
RETAIL: SPECIALTY - 0.4%
K Mart Corp., 7.75% Debs., 10/1/12      125,000     120,625
------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07(3)                       150,000     153,750
                                                 -----------
                                                    274,375
------------------------------------------------------------
CONSUMER NON-CYCLICALS - 2.0%
------------------------------------------------------------
FOOD - 0.8%
AmeriServe Food Distribution, Inc.,
8.875% Sr. Nts., 10/15/06               125,000     126,250
------------------------------------------------------------
Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                            95,000      96,175
------------------------------------------------------------
Fresh Del Monte Produce NV, 10% Sr.
Nts., Series B, 5/1/03                   71,000      74,195
------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
Inc., (The), 9.125% Debs., 1/15/98       85,000      85,060
------------------------------------------------------------
Jitney-Jungle Stores of America,
Inc., 10.375% Sr. Sub. Nts.,
9/15/07                                  50,000      52,125
------------------------------------------------------------
Van De Kamps, Inc., 12% Sr. Sub.
Nts., 9/15/05(3)                        125,000     139,375
                                                 -----------
                                                    573,180
------------------------------------------------------------
HEALTHCARE/DRUGS - 0.1%
Integrated Health Services, Inc.,
9.25% Sr. Sub. Nts., 1/15/08(2)          50,000      51,125
------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
1.0%
Columbia/HCA Healthcare Corp.,
6.875% Nts., 7/15/01                    100,000     100,233
------------------------------------------------------------
Dade International, Inc., 11.125%
Sr. Sub. Nts., 5/1/06                   125,000     138,125
------------------------------------------------------------
Graphic Controls Corp., 12% Sr.
Sub. Nts., Series A, 9/15/05            125,000     140,000

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES
(CONTINUED)

Kinetics Concepts, Inc., 9.625% Sr.
Sub. Nts., 11/1/07(2)                $   50,000  $   51,063
------------------------------------------------------------
Paracelsus Healthcare Corp., 10%
Sr. Unsec. Sub. Nts., 8/15/06           100,000     102,500
------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr.
Nts., 7/15/04                            75,000      76,594
------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr.
Nts., 1/15/05                            75,000      76,875
                                                 -----------
                                                    685,390
------------------------------------------------------------
HOUSEHOLD GOODS - 0.1%
Kimberly-Clark Corp., 7.875% Debs.,
2/1/23                                   50,000      54,537
------------------------------------------------------------
ENERGY - 1.2%
------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.7%
Coastal Corp., 8.125% Sr. Nts.,
9/15/02                                  50,000      53,599
------------------------------------------------------------
Coastal Corp., 8.75% Sr. Nts.,
5/15/99                                  35,000      36,184
------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75%
Sr. Nts., Series B, 1/15/01              55,000      57,681
------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub.
Nts., Series B, 2/15/07                  50,000      50,875
------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                     50,000      54,665
------------------------------------------------------------
Southwest Royalties, Inc., 10.50%
Sr. Gtd. Nts., 10/15/04(2)              125,000     125,000
------------------------------------------------------------
Transamerican Energy Corp., 11.50%
Sr. Nts., 6/15/02(2)                     50,000      49,250
------------------------------------------------------------
Williams Holdings of Delaware,
Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                                   50,000      49,082
                                                 -----------
                                                    476,336
------------------------------------------------------------
OIL-INTEGRATED - 0.5%
Gulf Canada Resources Ltd., 8.25%
Sr. Nts., 3/15/17                        75,000      82,757
------------------------------------------------------------
Gulf Canada Resources Ltd., 9%
Debs., 8/15/99                           75,000      78,498
------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                            50,000      50,886
------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                            75,000      80,028
------------------------------------------------------------
Standard Oil/British Petroleum Co.
plc, 9% Debs., 6/1/19                    50,000      51,692
                                                 -----------
                                                    343,861
------------------------------------------------------------
FINANCIAL - 2.9%
------------------------------------------------------------
BANKS - 0.5%
Chase Manhattan Corp. (New), 6.625%
Sr. Nts., 1/15/98                        35,000      35,006
------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01       50,000      49,062
------------------------------------------------------------
First Fidelity Bancorp, 8.50% Sub.
Capital Nts., 4/1/98                     35,000      35,186
------------------------------------------------------------
First Union Corp., 6.75% Sr. Nts.,
1/15/98                                  35,000      35,007
------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                 85,000      94,540
------------------------------------------------------------
Integra Financial Corp., 6.50% Sub.
Nts., 4/15/00                            85,000      85,791
                                                 -----------
                                                    334,592
------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.8%
American General Finance Corp.,
8.50% Sr. Nts., 8/15/98                  40,000      40,618
------------------------------------------------------------
American General Institutional
Capital B, 8.125% Bonds, Series B,
3/15/46(2)                               75,000      83,195
------------------------------------------------------------
Beneficial Corp., 9.125% Debs.,
2/15/98                                  85,000      85,284
------------------------------------------------------------
Capital One Financial Corp., 6.83%
Sr. Nts., 5/17/99                        45,000      45,327

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)

Capital One Financial Corp., 7.25%
Nts., 12/1/03                        $   40,000  $   40,422
------------------------------------------------------------
Chelsea GCA Realty Partner, Inc.,
7.75% Gtd. Unsec. Unsub. Nts.,
1/26/01                                  40,000      41,041
------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec.
Nts., 2/15/01                            85,000      83,485
------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Gtd. Medium-Term Nts., Series D,
3/1/01                                   50,000      49,786
------------------------------------------------------------
Countrywide Home Loans, Inc.,
6.085% Gtd. Medium-Term Nts.,
Series B, 7/14/99                        40,000      39,992
------------------------------------------------------------
Ford Motor Credit Co., 6.25% Unsub.
Nts., 2/26/98                            85,000      85,269
------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                    175,000     172,392
------------------------------------------------------------
Golden West Financial Corp., 8.625%
Sub. Nts., 8/30/98                       35,000      35,610
------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50%
Nts., 4/1/01                             85,000      85,820
------------------------------------------------------------
Olympic Financial Ltd., Units (each
unit consists of $1,000 principal
amount of 11.50% sr. nts., 3/15/07
and one warrant to purchase 6.84
shares of common stock)(8)              125,000     124,375
------------------------------------------------------------
Salomon, Inc., 8.69% Sr.
Medium-Term Nts., Series D, 3/1/99      100,000     102,946
------------------------------------------------------------
Wilshire Financial Services Group,
Inc., 13% Nts., Series A,
8/15/04(2)                              125,000     127,813
                                                 -----------
                                                  1,243,375
------------------------------------------------------------
INSURANCE - 0.6%
Cigna Corp., 7.90% Nts., 12/14/98       100,000     101,603
------------------------------------------------------------
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                           100,000     112,650
------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts.,
1/15/99                                 110,000     112,931
------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                      85,000      86,488
                                                 -----------
                                                    413,672
------------------------------------------------------------
INDUSTRIAL - 2.1%
------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.3%
American Standard Cos., Inc.,
10.875% Sr. Nts., 5/15/99(3)            100,000     105,500
------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr.
Nts., 10/1/05(3)                        125,000     132,813
                                                 -----------
                                                    238,313
------------------------------------------------------------
INDUSTRIAL SERVICES - 0.9%
Armco, Inc., 9% Unsec. Sr. Nts.,
9/15/07                                  50,000      48,875
------------------------------------------------------------
Employee Solutions, Inc., 10% Sr.
Nts., 10/15/04(3)                       125,000     120,625
------------------------------------------------------------
Jordan Telecommunication Products,
Inc., 9.875% Sr. Nts., 8/1/07(2)         50,000      51,375
------------------------------------------------------------
KSL Recreation Group, Inc., 10.25%
Sr. Sub. Nts., 5/1/07                   100,000     106,750
------------------------------------------------------------
Production Resource Group, 11.50%
Sr. Sub. Nts., 1/15/08(2)                75,000      75,563
------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                                125,000     131,996
------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Gtd. Sr. Nts., Series B, 12/1/06         70,000      71,621
                                                 -----------
                                                    606,805
------------------------------------------------------------
MANUFACTURING - 0.4%
Jordan Industries, Inc., 10.375%
Sr. Nts., Series B, 8/1/07              125,000     126,875
------------------------------------------------------------
Mark IV Industries, Inc., 8.75%
Sub. Nts., 4/1/03(3)                     25,000      26,500
------------------------------------------------------------
Titan Wheel International, Inc.,
8.75% Sr. Sub. Nts., 4/1/07             100,000     105,250
                                                 -----------
                                                    258,625

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
TRANSPORTATION - 0.5%
CSX Corp., 7.05% Debs., 5/1/02       $   70,000  $   71,669
------------------------------------------------------------
Federal Express Corp., 6.25% Nts.,
4/15/98                                  90,000      90,038
------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts.,
5/15/07                                  75,000      79,400
------------------------------------------------------------
Union Pacific Corp., 7% Nts.,
6/15/00                                  85,000      86,413
                                                 -----------
                                                    327,520
------------------------------------------------------------
TECHNOLOGY - 3.4%
------------------------------------------------------------
AEROSPACE/DEFENSE - 0.1%
GPA Delaware, Inc., 8.75% Gtd.
Nts., 12/15/98                          100,000     102,000
------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.1%
DecisionOne Corp., 9.75% Sr. Sub.
Nts., 8/1/07                             75,000      77,438
------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
3.2%
American Communications Services,
Inc., 0%/13% Sr. Disc. Nts.,
11/1/05(5)                              100,000      80,500
------------------------------------------------------------
Brooks Fiber Properties, Inc.,
0%/11.875% Sr. Disc. Nts.,
11/1/06(5)                              125,000     100,625
------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(5)                             125,000     101,875
------------------------------------------------------------
Diamond Cable Communications plc,
0%/10.75% Sr. Disc. Nts.,
2/15/07(5)                              125,000      85,625
------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr.
Disc. Nts., 3/15/07(5)                  125,000      85,625
------------------------------------------------------------
International CableTel, Inc.,
0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06(5)                     200,000     156,250
------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.,
11.25% Sr. Nts., 7/15/05(2)             125,000     123,125
------------------------------------------------------------
IXC Communications, Inc., 12.50%
Sr. Nts., Series B, 10/1/05             125,000     144,688
------------------------------------------------------------
Microcell Telecommunications, Inc.,
0%/14% Sr. Disc. Nts., Series B,
6/1/06(5)                               125,000      84,375
------------------------------------------------------------
Nextel Communications, Inc.,
0%/9.75% Sr. Disc. Nts., 8/15/04(5)     150,000     133,875
------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 0%/13.50% Sr. Disc.
Nts., Series A, 8/1/07(3)(5)            150,000      95,250
------------------------------------------------------------
PriCellular Wireless Corp.,
0%/12.25% Sr. Sub. Disc. Nts.,
10/1/03(5)                              175,000     180,250
------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum
Finance Corp., 11% Sr. Nts.,
8/15/06                                 100,000     113,000
------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr.
Unsec. Bonds, 6/30/07(2)                125,000     136,250
------------------------------------------------------------
Teleport Communications Group,
Inc., 0%/11.125% Sr. Disc. Nts.,
7/1/07(5)                                50,000      40,875
------------------------------------------------------------
Teleport Communications Group,
Inc., 9.875% Sr. Nts., 7/1/06            50,000      56,250
------------------------------------------------------------
Telewest Communications plc, 0%/11%
Sr. Disc. Debs., 10/1/07(5)              75,000      58,594
------------------------------------------------------------
Telewest Communications plc, 9.625%
Sr. Debs., 10/1/06                       75,000      78,188
------------------------------------------------------------
U S West Capital Funding, Inc.,
6.85% Gtd. Nts., 1/15/02                175,000     178,064
------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr.
Nts., 3/1/04                            125,000      98,750
------------------------------------------------------------
Western Wireless Corp., 10.50% Sr.
Sub. Nts., 2/1/07                        50,000      54,250
                                                 -----------
                                                  2,186,284
------------------------------------------------------------
UTILITIES - 0.7%
------------------------------------------------------------
ELECTRIC UTILITIES - 0.2%
Consumers Energy Co., 8.75% First
Mtg. Nts., 2/15/98                       85,000      85,203
------------------------------------------------------------
El Paso Electric Co., 7.25% First
Mtg. Nts., Series A, 2/1/99(3)           40,000      40,400
                                                 -----------
                                                    125,603

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
GAS UTILITIES - 0.4%
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01             $  170,000  $  172,308
------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                            75,000      80,521
                                                 -----------
                                                    252,829
------------------------------------------------------------
TELEPHONE UTILITIES - 0.1%
GTE Corp., 8.85% Debs., 3/1/98           40,000      40,162
                                                 -----------
Total Non-Convertible Corporate
Bonds and Notes (Cost $14,358,002)               14,941,106
------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND
NOTES - 0.2%
------------------------------------------------------------
Barnett Banks, Inc., 8.50% Sub.
Exchangeable Nts., 3/1/99                35,000      35,960
------------------------------------------------------------
Geotek Communications, Inc., 12%
Cv. Sr. Sub. Nts., 2/15/01(3)           100,000      80,000
                                                 -----------
Total Convertible Corporate Bonds
and Notes (Cost $128,557)                           115,960
------------------------------------------------------------
REPURCHASE AGREEMENTS - 9.8%
------------------------------------------------------------
Repurchase agreement with Zion
First National Bank, 6.60%, dated
12/31/97, to be repurchased at
$6,717,462 on 1/2/98,
collateralized by U.S. Treasury
Nts., 8.25%, 7/15/98, with a value
of $6,857,336 (Cost $6,715,000)       6,715,000   6,715,000
------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$60,850,786)                               99.5% 68,322,127
------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES             0.5     370,656
                                     ----------  -----------
NET ASSETS                                100.0% $68,692,783
                                     ----------  -----------
                                     ----------  -----------

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,670,463 or 2.43% of the Fund's net assets as of December 31, 1997.

3. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Interest or dividend is paid in kind.

7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
COMMON STOCKS - 70.2%
----------------------------------------------------------------------
BASIC MATERIALS - 2.5%
----------------------------------------------------------------------
CHEMICALS - 1.2%
Ciba Specialty Chemicals AG(1)                 1,400     $    167,015
----------------------------------------------------------------------
Dexter Corp.                                   6,000          259,125
----------------------------------------------------------------------
Ethyl Corp.                                   16,200          124,537
----------------------------------------------------------------------
Fuji Photo Film Co.                            2,000           76,911
----------------------------------------------------------------------
IMC Global, Inc.                               2,834           92,813
                                                       ---------------
                                                              720,401
----------------------------------------------------------------------
METALS - 0.6%
Allegheny Teledyne, Inc.                       3,100           80,212
----------------------------------------------------------------------
Carpenter Technology Corp.                     4,300          206,669
----------------------------------------------------------------------
ROHN Industries, Inc.                         12,000           61,875
                                                       ---------------
                                                              348,756
----------------------------------------------------------------------
PAPER - 0.7%
Fletcher Challenge Forest                     80,000           66,427
----------------------------------------------------------------------
Fort James Corp.                               5,087          194,578
----------------------------------------------------------------------
Kimberly-Clark de Mexico, SA, Cl. A           16,000           75,814
----------------------------------------------------------------------
Unisource Worldwide, Inc.                      9,000          128,250
                                                       ---------------
                                                              465,069
----------------------------------------------------------------------
CONSUMER CYCLICALS - 9.3%
----------------------------------------------------------------------
AUTOS & HOUSING - 1.7%
Bridgestone Corp.                              5,000          108,828
----------------------------------------------------------------------
Cornerstone Properties, Inc.                  11,400          218,737
----------------------------------------------------------------------
Goodyear Tire & Rubber Co.                     1,800          114,525
----------------------------------------------------------------------
Groupe SEB SA                                    850          118,545
----------------------------------------------------------------------
Lear Corp.(1)                                  2,300          109,250
----------------------------------------------------------------------
Meditrust Corp., Paired Stock                  5,407          198,031
----------------------------------------------------------------------
Tower Realty Trust, Inc.                       6,500          160,062
                                                       ---------------
                                                            1,027,978
----------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.5%
Alaska Air Group, Inc.(1)                      3,100          120,125
----------------------------------------------------------------------
America West Holdings Corp., Cl.
B(1)                                           4,900           91,262
----------------------------------------------------------------------
American Skiing Corp.(1)                       6,700           99,662
----------------------------------------------------------------------
AMR Corp.(1)                                   1,600          205,600
----------------------------------------------------------------------
CDL Hotels International Ltd.                300,000           90,988
----------------------------------------------------------------------
Granada Group plc                              9,000          137,720
----------------------------------------------------------------------
Hasbro, Inc.                                   1,900           59,850
----------------------------------------------------------------------
Outback Steakhouse, Inc.(1)                    2,400           69,000

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
LEISURE & ENTERTAINMENT (CONTINUED)

Piccadilly Cafeterias, Inc.                    9,300     $    122,062
----------------------------------------------------------------------
Prime Hospitality Corp.(1)                     3,100           63,162
----------------------------------------------------------------------
Regal Cinemas, Inc.(1)                         7,325          204,184
----------------------------------------------------------------------
Vistana, Inc.(1)                              12,000          276,000
                                                       ---------------
                                                            1,539,615
----------------------------------------------------------------------
MEDIA - 1.1%
Applied Graphics Technologies,
Inc.(1)                                        5,100          271,575
----------------------------------------------------------------------
Benpres Holdings Corp., GDR(1)(2)              2,400            7,218
----------------------------------------------------------------------
Benpres Holdings Corp., Sponsored
GDR(1)                                         6,000           18,046
----------------------------------------------------------------------
Reed International plc                        10,000          100,370
----------------------------------------------------------------------
Reuters Holdings plc                           8,000           87,996
----------------------------------------------------------------------
Television Broadcasts Ltd.                    23,000           65,602
----------------------------------------------------------------------
Wolters Kluwer NV                                900          116,272
                                                       ---------------
                                                              667,079
----------------------------------------------------------------------
RETAIL: GENERAL - 2.1%
adidas AG                                      1,000          132,366
----------------------------------------------------------------------
Circle K Japan Co. Ltd.                        1,200           57,683
----------------------------------------------------------------------
Dayton Hudson Corp.                            2,600          175,500
----------------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                        2,400          103,350
----------------------------------------------------------------------
Marks & Spencer plc                           12,000          118,272
----------------------------------------------------------------------
North Face, Inc. (The)(1)                      6,000          132,000
----------------------------------------------------------------------
Penney (J.C.) Co., Inc.                        6,000          361,875
----------------------------------------------------------------------
Wolverine World Wide, Inc.                     9,475          214,372
                                                       ---------------
                                                            1,295,418
----------------------------------------------------------------------
RETAIL: SPECIALTY - 1.9%
Argos plc                                     15,000          135,622
----------------------------------------------------------------------
Brown Group, Inc.                              9,700          129,131
----------------------------------------------------------------------
Brylane, Inc.(1)                               1,400           68,950
----------------------------------------------------------------------
Dickson Concepts International Ltd.           32,000           46,668
----------------------------------------------------------------------
Guitar Center, Inc.(1)                         5,000          115,000
----------------------------------------------------------------------
Hennes & Mauritz AB, B Shares                  2,700          119,102
----------------------------------------------------------------------
Koninklijke Ahold NV                           3,600           93,941
----------------------------------------------------------------------
New England Business Service, Inc.             6,300          212,625
----------------------------------------------------------------------
Payless ShoeSource, Inc.(1)                    1,800          120,825
----------------------------------------------------------------------
Stage Stores, Inc.(1)                          3,400          127,075
                                                       ---------------
                                                            1,168,939
----------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 9.9%
----------------------------------------------------------------------
BEVERAGES - 0.4%
Embotelladora Andina SA, Series B,
Sponsored ADR                                  2,800           54,425
----------------------------------------------------------------------
Quilmes Industrial Quinsa SA,
Sponsored ADR                                  3,750           51,328

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
BEVERAGES (CONTINUED)

Scottish & Newcastle plc                      12,000     $    145,223
                                                       ---------------
                                                              250,976
----------------------------------------------------------------------
FOOD - 1.8%
Colruyt SA                                       250          127,699
----------------------------------------------------------------------
Groupe Danone                                    650          116,151
----------------------------------------------------------------------
Jeronimo Martins & Filho SA                    5,000          158,830
----------------------------------------------------------------------
Kroger Co.(1)                                  3,700          136,669
----------------------------------------------------------------------
Safeway, Inc.(1)                               2,700          170,775
----------------------------------------------------------------------
Suiza Foods Corp.(1)                           3,175          189,111
----------------------------------------------------------------------
United Natural Foods, Inc.(1)                  1,500           39,000
----------------------------------------------------------------------
William Morrison Supermarkets plc             46,000          174,084
                                                       ---------------
                                                            1,112,319
----------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.5%
Dura Pharmaceuticals, Inc.(1)                  3,100          142,212
----------------------------------------------------------------------
Gedeon Richter Ltd., GDR(2)                    1,000          113,579
----------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR              5,300          253,737
----------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.(1)                3,200          144,000
----------------------------------------------------------------------
Jones Medical Industries, Inc.                 1,200           45,900
----------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl.
A(1)                                           5,000          255,625
----------------------------------------------------------------------
Novartis AG                                      100          162,490
----------------------------------------------------------------------
Novo-Nordisk AS, B Shares                      1,200          171,749
----------------------------------------------------------------------
PharMerica, Inc.(1)                            2,900           30,087
----------------------------------------------------------------------
Roche Holding AG                                  15          149,172
----------------------------------------------------------------------
Sanofi SA                                      1,100          122,509
----------------------------------------------------------------------
Schering AG                                    1,200          115,793
----------------------------------------------------------------------
SKW Trostberg AG                               4,000          127,027
----------------------------------------------------------------------
Takeda Chemical Industries Ltd.                5,000          143,054
----------------------------------------------------------------------
Zeneca Group plc                               4,000          140,649
                                                       ---------------
                                                            2,117,583
----------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
3.1%
Alternative Living Services,
Inc.(1)                                        5,700          168,506
----------------------------------------------------------------------
Concentra Managed Care, Inc.(1)                4,400          148,500
----------------------------------------------------------------------
FPA Medical Management, Inc.(1)                7,800          145,275
----------------------------------------------------------------------
HealthCare Financial Partners,
Inc.(1)                                        2,900          102,950
----------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR             1,600          100,000
----------------------------------------------------------------------
National Surgery Centers, Inc.(1)              9,900          259,875
----------------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)               5,200          222,300
----------------------------------------------------------------------
Renal Treatment Centers, Inc.(1)               2,600           93,925
----------------------------------------------------------------------
Rural/Metro Corp.(1)                           7,300          243,637

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES
(CONTINUED)

SmithKline Beecham plc                        14,592     $    149,581
----------------------------------------------------------------------
Tenet Healthcare Corp.(1)                      4,390          145,419
----------------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)             3,700          101,750
----------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)               500           21,125
                                                       ---------------
                                                            1,902,843
----------------------------------------------------------------------
HOUSEHOLD GOODS - 1.1%
Blyth Industries, Inc.(1)                      4,100          122,744
----------------------------------------------------------------------
Dial Corp. (The)                               6,000          124,875
----------------------------------------------------------------------
L'OREAL                                          350          137,013
----------------------------------------------------------------------
Premark International, Inc.                    5,600          162,400
----------------------------------------------------------------------
Reckitt & Colman plc                           8,000          125,709
                                                       ---------------
                                                              672,741
----------------------------------------------------------------------
ENERGY - 5.6%
----------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.1%
Diamond Offshore Drilling, Inc.                3,700          178,062
----------------------------------------------------------------------
Global Marine, Inc.(1)                         5,000          122,500
----------------------------------------------------------------------
Gulf Island Fabrication, Inc.(1)               3,400           68,000
----------------------------------------------------------------------
Oryx Energy Co.(1)                             4,100          104,550
----------------------------------------------------------------------
Pool Energy Services Co.(1)                    3,200           71,200
----------------------------------------------------------------------
Tidewater, Inc.                                2,400          132,300
                                                       ---------------
                                                              676,612
----------------------------------------------------------------------
OIL-INTEGRATED - 4.5%
Amoco Corp.                                    3,100          263,887
----------------------------------------------------------------------
Atlantic Richfield Co.                         3,700          296,462
----------------------------------------------------------------------
Chevron Corp.                                  6,300          485,100
----------------------------------------------------------------------
Cliffs Drilling Co.(1)                         2,000           99,750
----------------------------------------------------------------------
Exxon Corp.                                    5,600          342,650
----------------------------------------------------------------------
Mobil Corp.                                    5,300          382,594
----------------------------------------------------------------------
Occidental Petroleum Corp.                    12,600          369,337
----------------------------------------------------------------------
Patterson Energy, Inc.(1)                      3,000          116,062
----------------------------------------------------------------------
Quinenco SA, ADR(1)                            2,800           32,200
----------------------------------------------------------------------
Shell Transport & Trading Co. plc             19,000          138,025
----------------------------------------------------------------------
Total SA, B Shares                             1,400          152,430
----------------------------------------------------------------------
UTI Energy Corp.(1)                            3,000           77,625
                                                       ---------------
                                                            2,756,122
----------------------------------------------------------------------
FINANCIAL - 12.0%
----------------------------------------------------------------------
BANKS - 5.2%
Banco Popular Espanol SA                       2,200          153,725
----------------------------------------------------------------------
Bank of Tokyo-Mitsubishi Ltd.                  6,000           83,063
----------------------------------------------------------------------
BankAmerica Corp.                              4,800          350,400

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
BANKS (CONTINUED)

BankBoston Corp.                               4,600     $    432,112
----------------------------------------------------------------------
Bayerische Vereinsbank AG                      1,950          125,803
----------------------------------------------------------------------
Credit Suisse Group                            1,000          154,948
----------------------------------------------------------------------
Credito Italiano                              48,000          148,100
----------------------------------------------------------------------
First Union Corp.                              8,800          451,000
----------------------------------------------------------------------
Halifax plc(1)                                10,000          124,310
----------------------------------------------------------------------
Lloyds TSB Group plc                          18,000          233,088
----------------------------------------------------------------------
Mitsubishi Trust & Banking Corp.              10,000          100,753
----------------------------------------------------------------------
NationsBank Corp.                              4,000          243,250
----------------------------------------------------------------------
Nordbanken Holding AB(1)                      21,600          122,233
----------------------------------------------------------------------
Wells Fargo & Co.                              1,400          475,212
                                                       ---------------
                                                            3,197,997
----------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 4.4%
Amresco, Inc.                                  9,700          293,425
----------------------------------------------------------------------
Camden Property Trust                          7,200          223,200
----------------------------------------------------------------------
Capstone Capital Corp.                         8,000          205,000
----------------------------------------------------------------------
Cattles plc                                   20,000          132,619
----------------------------------------------------------------------
Crescent Real Estate Equities, Inc.            9,800          385,875
----------------------------------------------------------------------
Franchise Mortgage Acceptance Co.
LLC(1)                                         3,800           69,825
----------------------------------------------------------------------
Haw Par Brothers International Ltd.           36,000           46,577
----------------------------------------------------------------------
Health & Retirement Properties
Trust                                          9,200          184,000
----------------------------------------------------------------------
ING Groep NV                                   3,000          126,380
----------------------------------------------------------------------
Lend Lease Corp. Ltd.                          4,000           78,188
----------------------------------------------------------------------
Money Store, Inc. (The)                        2,500           52,500
----------------------------------------------------------------------
Morgan Stanley, Dean Witter,
Discover & Co.                                 1,600           94,600
----------------------------------------------------------------------
Nichiei Co. Ltd.                               1,000          106,906
----------------------------------------------------------------------
Northern Rock plc(1)                          12,000          117,679
----------------------------------------------------------------------
Perlis Plantations Berhad                     25,500           36,096
----------------------------------------------------------------------
Sirrom Capital Corp.                           3,100          161,587
----------------------------------------------------------------------
Southcorp Holdings Ltd.                       15,000           49,649
----------------------------------------------------------------------
Swire Pacific Ltd., Cl. B                     89,500           90,675
----------------------------------------------------------------------
Travelers Group, Inc.                          4,751          255,960
                                                       ---------------
                                                            2,710,741
----------------------------------------------------------------------
INSURANCE - 2.4%
Allstate Corp.                                 1,800          163,575
----------------------------------------------------------------------
Chubb Corp.                                    2,400          181,500
----------------------------------------------------------------------
Conseco, Inc.                                  5,400          245,363
----------------------------------------------------------------------
Equitable Cos., Inc.                           4,300          213,925
----------------------------------------------------------------------
HSB Group, Inc.                                2,500          137,969

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
INSURANCE (CONTINUED)

Pre-Paid Legal Services, Inc.(1)               5,400     $    184,613
----------------------------------------------------------------------
Torchmark Corp.                                3,900          164,044
----------------------------------------------------------------------
Travelers Property Casualty Corp.,
Cl. A                                          4,300          189,200
                                                       ---------------
                                                            1,480,189
----------------------------------------------------------------------
INDUSTRIAL - 9.6%
----------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.4%
Johnson Electric Holdings Ltd.                29,000           83,464
----------------------------------------------------------------------
Siebe plc                                      8,000          157,300
                                                       ---------------
                                                              240,764
----------------------------------------------------------------------
INDUSTRIAL SERVICES - 4.2%
Adecco SA                                        300           87,107
----------------------------------------------------------------------
American Disposal Services, Inc.(1)            5,500          200,750
----------------------------------------------------------------------
Caribiner International, Inc.(1)               2,600          115,700
----------------------------------------------------------------------
Central Parking Corp.                          2,700          122,344
----------------------------------------------------------------------
Computer Horizons Corp.(1)                     7,050          317,250
----------------------------------------------------------------------
Computer Task Group, Inc.                      9,200          327,175
----------------------------------------------------------------------
Corestaff, Inc.(1)                             6,900          182,850
----------------------------------------------------------------------
Eastern Environmental Services,
Inc.(1)                                        7,900          173,800
----------------------------------------------------------------------
Guilbert SA                                      900          128,361
----------------------------------------------------------------------
Hays plc                                       9,000          120,246
----------------------------------------------------------------------
Helix Technology Corp.                         4,900           95,550
----------------------------------------------------------------------
Kurita Water Industries Ltd.                   5,000           51,146
----------------------------------------------------------------------
Lamar Advertising Co., Cl. A(1)                4,100          162,975
----------------------------------------------------------------------
Tetra Tech, Inc.(1)                            7,500          150,000
----------------------------------------------------------------------
Transaction Systems Architects,
Inc., Cl. A(1)                                 5,600          212,800
----------------------------------------------------------------------
Viad Corp.                                     5,300          102,356
                                                       ---------------
                                                            2,550,410
----------------------------------------------------------------------
MANUFACTURING - 3.9%
Aeroquip-Vickers, Inc.                         2,200          107,938
----------------------------------------------------------------------
AGCO Corp.                                     4,100          119,925
----------------------------------------------------------------------
Canon Sales Co., Inc.                            300            3,438
----------------------------------------------------------------------
Case Corp.                                     2,800          169,225
----------------------------------------------------------------------
Deere & Co.                                    4,100          239,081
----------------------------------------------------------------------
Halter Marine Group, Inc.(1)                   2,950           85,181
----------------------------------------------------------------------
Ingersoll-Rand Co.                             3,200          129,600
----------------------------------------------------------------------
Mannesmann AG                                    250          125,553
----------------------------------------------------------------------
NSK Ltd.                                       3,000            7,499
----------------------------------------------------------------------
PACCAR, Inc.                                   9,800          514,500
----------------------------------------------------------------------
Parker-Hannifin Corp.                          2,750          126,156

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
MANUFACTURING (CONTINUED)

Ricoh Co. Ltd.                                11,000     $    137,055
----------------------------------------------------------------------
SMC Corp.                                        100            8,845
----------------------------------------------------------------------
Smiths Industries plc                          8,000          113,928
----------------------------------------------------------------------
Textron, Inc.                                  4,600          287,500
----------------------------------------------------------------------
U.S. Industries, Inc.                          7,650          230,456
                                                       ---------------
                                                            2,405,880
----------------------------------------------------------------------
TRANSPORTATION - 1.1%
Brambles Industries Ltd.                       5,000           99,201
----------------------------------------------------------------------
Burlington Northern Santa Fe Corp.             1,300          120,819
----------------------------------------------------------------------
GATX Corp.                                     4,200          304,763
----------------------------------------------------------------------
Gulfmark Offshore, Inc.(1)                     2,700           89,100
----------------------------------------------------------------------
MotivePower Industries, Inc.(1)                2,900           67,425
                                                       ---------------
                                                              681,308
----------------------------------------------------------------------
TECHNOLOGY - 13.6%
----------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.1%
General Dynamics Corp.                         4,600          397,613
----------------------------------------------------------------------
Lockheed Martin Corp.                          2,700          265,950
                                                       ---------------
                                                              663,563
----------------------------------------------------------------------
COMPUTER HARDWARE - 2.4%
Apex PC Solutions, Inc.(1)                     3,700           81,863
----------------------------------------------------------------------
CHS Electronics, Inc.(1)                       1,050           17,981
----------------------------------------------------------------------
Compaq Computer Corp.                          3,300          186,244
----------------------------------------------------------------------
Digital Lightwave, Inc.(1)                     4,200           55,125
----------------------------------------------------------------------
Insight Enterprises, Inc.(1)                   5,700          209,475
----------------------------------------------------------------------
International Business Machines
Corp.                                          2,300          240,494
----------------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                       1,800           68,400
----------------------------------------------------------------------
Network Appliance, Inc.(1)                     6,400          227,200
----------------------------------------------------------------------
Semtech Corp.(1)                               2,500           97,813
----------------------------------------------------------------------
Storage Technology Corp. (New)(1)              4,700          291,106
                                                       ---------------
                                                            1,475,701
----------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 3.7%
BEA Systems, Inc.(1)                           8,600          148,888
----------------------------------------------------------------------
Electronic Data Systems Corp.                  3,100          136,206
----------------------------------------------------------------------
HNC Software, Inc.(1)                          3,500          150,500
----------------------------------------------------------------------
JDA Software Group, Inc.(1)                    4,200          147,000
----------------------------------------------------------------------
Pegasystems, Inc.(1)                           6,800          137,275
----------------------------------------------------------------------
Remedy Corp.(1)                                2,300           48,300
----------------------------------------------------------------------
SAP AG, Preference                               600          194,945
----------------------------------------------------------------------
Sapient Corp.(1)                               3,100          189,875
----------------------------------------------------------------------
Security Dynamics Technologies,
Inc.(1)                                        4,700          168,025

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES
(CONTINUED)

Summit Design, Inc.(1)                         6,100     $     63,288
----------------------------------------------------------------------
Sykes Enterprises, Inc.(1)                     4,400           85,800
----------------------------------------------------------------------
Symantec Corp.(1)                              1,400           30,713
----------------------------------------------------------------------
Technology Solutions Co.(1)                    6,350          167,481
----------------------------------------------------------------------
Veritas Software Corp.(1)                      4,075          207,825
----------------------------------------------------------------------
Viasoft, Inc.(1)                               3,400          143,650
----------------------------------------------------------------------
Visio Corp.(1)                                 3,200          122,800
----------------------------------------------------------------------
Wind River Systems, Inc.(1)                    3,450          136,922
                                                       ---------------
                                                            2,279,493
----------------------------------------------------------------------
ELECTRONICS - 3.4%
Bowthorpe plc                                 18,000          111,065
----------------------------------------------------------------------
Electrocomponents plc                         17,000          126,712
----------------------------------------------------------------------
Getronics NV                                   3,300          105,158
----------------------------------------------------------------------
Hirose Electric Co.                            2,000          102,599
----------------------------------------------------------------------
Keyence Corp.                                    660           97,969
----------------------------------------------------------------------
Matsushita Electric Industrial Co.             4,000           58,760
----------------------------------------------------------------------
National Semiconductor Corp.(1)                1,200           31,125
----------------------------------------------------------------------
Omron Corp.                                    5,000           78,449
----------------------------------------------------------------------
Philips Electronics NV                         2,000          119,967
----------------------------------------------------------------------
Rohm Co.                                       1,000          102,291
----------------------------------------------------------------------
Samsung Electronics Co. Ltd.,
GDR(1)(2)                                         32              454
----------------------------------------------------------------------
Samsung Electronics, GDS(1)                    1,950           10,969
----------------------------------------------------------------------
Sawtek, Inc.(1)                                2,900           76,488
----------------------------------------------------------------------
SCI Systems, Inc.(1)                           2,400          104,550
----------------------------------------------------------------------
Sony Corp.                                     1,600          142,746
----------------------------------------------------------------------
TDK Corp.                                      2,000          151,360
----------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                 4,950          186,863
----------------------------------------------------------------------
VTech Holdings Ltd.                           75,000          221,178
----------------------------------------------------------------------
Waters Corp.(1)                                6,800          255,850
                                                       ---------------
                                                            2,084,553
----------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
3.0%
Bay Networks, Inc.(1)                          1,500           38,344
----------------------------------------------------------------------
British Sky Broadcasting Group plc            10,500           78,782
----------------------------------------------------------------------
Comverse Technology, Inc.(1)                   4,900          191,100
----------------------------------------------------------------------
DSP Communications, Inc.(1)                    4,500           54,000
----------------------------------------------------------------------
Dycom Industries, Inc.(1)                      1,300           28,031
----------------------------------------------------------------------
Inter-Tel, Inc.                                5,500          106,563
----------------------------------------------------------------------
Nextel Communications, Inc., Cl.
A(1)                                              77            2,002
----------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                17          146,438

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY
(CONTINUED)

P-COM, Inc.(1)                                 8,900     $    153,525
----------------------------------------------------------------------
Pacific Gateway Exchange, Inc.(1)              4,000          215,250
----------------------------------------------------------------------
REMEC, Inc.(1)                                 3,100           69,750
----------------------------------------------------------------------
SK Telecommunications Co. Ltd., ADR            6,798           44,187
----------------------------------------------------------------------
Tekelec(1)                                     4,000          122,000
----------------------------------------------------------------------
Tel-Save Holdings, Inc.(1)                     2,800           55,650
----------------------------------------------------------------------
Telecom Italia Mobile SpA                     30,000          138,547
----------------------------------------------------------------------
Uniphase Corp.(1)                              4,300          177,913
----------------------------------------------------------------------
Vodafone Group plc                            22,000          160,542
----------------------------------------------------------------------
Yurie Systems, Inc.(1)                         3,100           62,581
                                                       ---------------
                                                            1,845,205
----------------------------------------------------------------------
UTILITIES - 7.7%
----------------------------------------------------------------------
ELECTRIC UTILITIES - 2.4%
Duke Energy Corp.                              4,848          268,458
----------------------------------------------------------------------
FPL Group, Inc.                                8,100          479,419
----------------------------------------------------------------------
Illinova Corp.                                 5,000          134,688
----------------------------------------------------------------------
Kansas City Power & Light Co.                  6,600          195,113
----------------------------------------------------------------------
Veba AG                                        2,600          177,137
----------------------------------------------------------------------
Western Resources, Inc.                        5,200          223,600
                                                       ---------------
                                                            1,478,415
----------------------------------------------------------------------
GAS UTILITIES - 2.5%
Columbia Gas System, Inc.                      5,000          392,813
----------------------------------------------------------------------
El Paso Natural Gas Co.                        5,200          345,800
----------------------------------------------------------------------
MCN Energy Group, Inc.                         5,000          201,875
----------------------------------------------------------------------
National Fuel Gas Co.                          5,600          272,650
----------------------------------------------------------------------
Questar Corp.                                  5,400          240,975
----------------------------------------------------------------------
RWE AG, Preference                             2,500          107,061
                                                       ---------------
                                                            1,561,174
----------------------------------------------------------------------
TELEPHONE UTILITIES - 2.8%
Ameritech Corp.                                3,000          241,500
----------------------------------------------------------------------
Bell Atlantic Corp.                            5,680          516,880
----------------------------------------------------------------------
Century Telephone Enterprises, Inc.            1,000           49,813
----------------------------------------------------------------------
Frontier Corp.                                10,000          240,625
----------------------------------------------------------------------
Telefonica de Espana                           4,500          128,432
----------------------------------------------------------------------
U S West Communications Group                 11,700          527,963
                                                       ---------------
                                                            1,705,213
                                                       ---------------
Total Common Stocks (Cost
$35,818,272)                                               43,083,057
----------------------------------------------------------------------
PREFERRED STOCKS - 0.6%
----------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series
A, Non-Vtg.                                    1,100          157,988
----------------------------------------------------------------------
Fresenius AG, Preferred                          700          127,305

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
----------------------------------------------------------------------

PRIMEDIA, Inc., 10% Preferred
Stock, Series D(3)                               500     $     52,750
                                                       ---------------
Total Preferred Stocks (Cost
$283,556)                                                     338,043

                                     UNITS
----------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
----------------------------------------------------------------------
American Communications Services,
Inc. Wts., Exp. 11/05(3)                         100            9,550
----------------------------------------------------------------------
Australis Media Ltd. Wts., Exp.
10/01(3)                                         100               --
----------------------------------------------------------------------
Haw Par Brothers International Ltd.
Wts., Exp. 7/01                                2,500              593
----------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp.
8/02                                              50               --
----------------------------------------------------------------------
Microcell Telecommunications, Inc.
Conditional Wts., Exp. 6/06(3)                   200              125
----------------------------------------------------------------------
Microcell Telecommunications, Inc.
Wts., Exp. 6/06(3)                               200            2,600
----------------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(3)                                     344               --
----------------------------------------------------------------------
UNIFI Communications, Inc. Wts.,
Exp. 3/07(3)                                      75              117
                                                       ---------------
Total Rights, Warrants and
Certificates (Cost $4,457)                                     12,985

                                     PRINCIPAL
                                     AMOUNT
----------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.2%
----------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(3)                  $      50,000           50,178
----------------------------------------------------------------------
Olympic Automobile Receivables
Trust:
Receivables-Backed Nts., Series
1997-A, Cl. A5, 6.80%, 2/15/05                50,000           50,678
Series 1996-A, Cl. A4, 5.85%,
7/15/01                                       15,000           14,967
                                                       ---------------
Total Asset-Backed Securities (Cost
$114,827)                                                     115,823
----------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 1.6%
----------------------------------------------------------------------
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1994-10, Cl. A3, 6%, 5/25/09                 100,000           99,008
----------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA,
7%, 3/15/24                                  100,000          101,625
Gtd. Multiclass Mtg. Participation
Certificates, 6%, 3/1/09                      16,228           16,111
Gtd. Multiclass Mtg. Participation
Certificates, Series 1574, Cl. PD,
5.55%, 3/15/13                                66,469           66,282
Gtd. Multiclass Mtg. Participation
Certificates, Series 1843, Cl. VB,
7%, 4/15/03                                   15,000           15,389
Gtd. Multiclass Mtg. Participation
Certificates, Series 1849, Cl. VA,
6%, 12/15/10                                  23,788           23,670
Interest-Only Stripped Mtg.-Backed
Security, Series 1542, Cl. QC,
7.35%, 10/15/20(4)                           300,000           62,724
Interest-Only Stripped Mtg.-Backed
Security, Series 1583, Cl. IC,
6.65%, 1/15/20(4)                            250,000           37,598
----------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                   43,831           43,576
6.50%, 4/1/26                                 46,380           45,895
7%, 4/1/00                                    56,104           56,498
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit
Pass-Through Certificates, Trust
1993-181, Cl. C, 5.40%, 10/25/02              36,362           36,158

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS
(CONTINUED)
----------------------------------------------------------------------
Federal National Mortgage Assn.:
(Continued)

Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit
Pass-Through Certificates, Trust
1993-190, Cl. Z, 5.85%, 7/25/08        $      38,258     $     37,989
Medium-Term Nts., 6.56%, 11/13/01             75,000           75,070
Trust 1994-13, Cl. B, 6.50%,
2/25/09                                       75,000           74,765
----------------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1994-7, Cl. A18, 6%, 2/25/09           99,442           93,756
----------------------------------------------------------------------
PNC Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1995-2, Cl.
A3, 6.50%, 2/25/12                            50,000           50,096
----------------------------------------------------------------------
Residential Accredit Loans, Inc.,
Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl.
A2, 6.75%, 9/25/27                            50,000           49,930
                                                       ---------------
Total Mortgage-Backed Obligations
(Cost $973,649)                                               986,140
----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 3.9%
U.S. Treasury Bonds:
6%, 2/15/26                                  175,000          174,836
7.50%, 11/15/16                              960,000        1,120,201
----------------------------------------------------------------------
U.S. Treasury Nts.:
6.50%, 8/15/05                               875,000          913,282
6.75%, 6/30/99                               100,000          101,594
7.50%, 11/15/01                              100,000          106,094
                                                       ---------------
Total U.S. Government Obligations
(Cost $2,303,220)                                           2,416,007
----------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND
NOTES - 11.8%
----------------------------------------------------------------------
BASIC MATERIALS - 1.2%
----------------------------------------------------------------------
CHEMICALS - 0.7%
Du Pont (E.I.) De Nemours & Co.,
8.50% Debs., 2/15/03                          30,000           31,883
----------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., 9/15/07(2)                         75,000           74,250
----------------------------------------------------------------------
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20                 15,000           19,536
----------------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr.
Sec. Disc. Nts., 10/15/05(5)                  75,000           75,000
----------------------------------------------------------------------
PPG Industries, Inc., 9% Debs.,
5/1/21                                        15,000           18,731
----------------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr.
Nts., 12/1/04                                 50,000           56,625
----------------------------------------------------------------------
Sterling Chemicals Holdings, Inc.,
0%/13.50% Sr. Disc. Nts.,
8/15/08(5)                                    75,000           46,125
----------------------------------------------------------------------
Texas Petrochemical Corp., 11.125%
Sr. Sub. Nts., Series B, 7/1/06               75,000           81,000
                                                       ---------------
                                                              403,150
----------------------------------------------------------------------
METALS - 0.3%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                                       35,000           37,886
----------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama),
13.50% First Mtg. Nts., Series B,
4/15/03                                       75,000           74,625
----------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts.,
Series B, 12/1/04                             75,000           76,875
                                                       ---------------
                                                              189,386

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
PAPER - 0.2%
Celulosa Arauco y Constitucion SA,
7.25% Debs., 6/11/98(3)                $      15,000     $     14,906
----------------------------------------------------------------------
Gaylord Container Corp., 12.75% Sr.
Sub. Disc. Debs., 5/15/05                     50,000           53,750
----------------------------------------------------------------------
Stone Container Corp., 9.875% Sr.
Nts., 2/1/01                                  50,000           50,187
                                                       ---------------
                                                              118,843
----------------------------------------------------------------------
CONSUMER CYCLICALS - 4.2%
----------------------------------------------------------------------
AUTOS & HOUSING - 0.2%
Black & Decker Corp., 6.625% Nts.,
11/15/00                                      15,000           15,147
----------------------------------------------------------------------
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., 7/15/07(2)                     75,000           78,750
----------------------------------------------------------------------
First Industrial LP, 7.15% Bonds,
5/15/27                                       50,000           51,382
                                                       ---------------
                                                              145,279
----------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.7%
American Skiing Corp., 12% Sr. Sub.
Nts., Series B, 7/15/06(3)                    50,000           55,750
----------------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr.
Sub. Nts., 8/1/04(2)                          50,000           51,250
----------------------------------------------------------------------
Ascent Entertainment Group, Inc.,
0%/11.875% Sr. Sec. Disc. Nts.,
12/15/04(2)(5)                                75,000           43,312
----------------------------------------------------------------------
Bally Total Fitness Holdings,
9.875% Sr. Sub. Nts., 10/15/07(2)             75,000           75,937
----------------------------------------------------------------------
Blockbuster Entertainment Corp.,
6.625% Sr. Nts., 2/15/98                      15,000           15,005
----------------------------------------------------------------------
Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                                  50,000           54,562
----------------------------------------------------------------------
Casino Magic of Louisiana Corp.,
13% First Mtg. Nts., Series B,
8/15/03                                       50,000           48,250
----------------------------------------------------------------------
Colorado Gaming & Entertainment
Co., 12% Sr. Nts., 6/1/03(3)                  75,000           81,000
----------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts.,
6/1/02                                        50,000           51,285
----------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr.
Nts., 7/15/07                                 50,000           52,875
----------------------------------------------------------------------
Hollywood Casino Corp., 12.75% Sr.
Sec. Gtd. Nts., 11/1/03                       75,000           80,250
----------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                            50,000           52,625
----------------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                      50,000           64,250
----------------------------------------------------------------------
Players International, Inc.,
10.875% Sr. Nts., 4/15/05                     75,000           81,000
----------------------------------------------------------------------
Prime Hospitality Corp., 9.25%
First Mtg. Bonds, 1/15/06                     75,000           79,125
----------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625%
Sr. Sub. Nts., 7/15/05                        50,000           54,250
----------------------------------------------------------------------
Showboat, Inc., 9.25% First Mtg.
Bonds, 5/1/08                                 50,000           53,500
----------------------------------------------------------------------
Wyndham Hotel Corp., 10.50% Sr.
Sub. Nts., 5/15/06                            50,000           58,625
                                                       ---------------
                                                            1,052,851
----------------------------------------------------------------------
MEDIA - 1.9%
Adelphia Communications Corp.,
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                       75,000           81,187
----------------------------------------------------------------------
Argyle Television, Inc., 9.75% Sr.
Sub. Nts., 11/1/05                            37,000           41,440
----------------------------------------------------------------------
Australis Holdings PTY Ltd., 0%/15%
Sr. Sec. Disc. Nts., 11/1/02(5)              100,000           58,000
----------------------------------------------------------------------
Cablevision Systems Corp., 9.875%
Sr. Sub. Nts., 5/15/06                        50,000           55,125
----------------------------------------------------------------------
Century Communications Corp., 9.75%
Sr. Nts., 2/15/02                             50,000           53,375
----------------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub.
Debs., 10/15/06                               50,000           53,375
----------------------------------------------------------------------
EchoStar Satellite Broadcasting
Corp., 0%/13.125% Sr. Sec. Disc.
Nts., 3/15/04(5)                              50,000           42,750
----------------------------------------------------------------------
Falcon Holdings Group LP, 11% Sr.
Sub. Nts., 9/15/03(6)                         61,941           64,727

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
MEDIA (CONTINUED)

Fox/Liberty Networks LLC, 8.875%
Sr. Nts., 8/15/07(2)                   $      25,000     $     25,125
----------------------------------------------------------------------
Hollinger International Publishing,
Inc., 9.25% Gtd. Sr. Sub. Nts.,
3/15/07                                       50,000           52,750
----------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr.
Sub. Nts., 9/15/07                            75,000           77,437
----------------------------------------------------------------------
Marcus Cable Operating Co.
LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts.,
Series II, 8/1/04(5)                          75,000           69,750
----------------------------------------------------------------------
MDC Communications Corp., 10.50%
Sr. Sub. Nts., 12/1/06                        75,000           79,687
----------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10%
Sr. Sub. Nts., 9/30/05                        50,000           52,875
----------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                         50,000           55,250
----------------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07(2)             50,000           52,625
----------------------------------------------------------------------
Time Warner, Inc., 7.45% Nts.,
2/1/98                                        15,000           15,013
----------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr.
Debs., 10/30/07                               40,000           44,466
----------------------------------------------------------------------
United International Holdings,
Inc., Zero Coupon Sr. Sec. Disc.
Nts., Series B, 16.362%,
11/15/99(7)                                  100,000           83,500
----------------------------------------------------------------------
United International Holdings,
Inc., Zero Coupon Sr. Sec. Disc.
Nts., 11.657%, 11/15/99(7)                   100,000           83,500
                                                       ---------------
                                                            1,141,957
----------------------------------------------------------------------
RETAIL: GENERAL - 0.2%
Federated Department Stores, Inc.,
10% Sr. Nts., 2/15/01                          5,000            5,516
----------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                                 40,000           40,979
----------------------------------------------------------------------
Sears Roebuck & Co., 8.39%
Medium-Term Nts., 3/23/99                     30,000           30,808
----------------------------------------------------------------------
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06                  75,000           79,125
                                                       ---------------
                                                              156,428
----------------------------------------------------------------------
RETAIL: SPECIALTY - 0.2%
K Mart Corp., 7.75% Debs., 10/1/12            50,000           48,250
----------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07(3)                             75,000           76,875
                                                       ---------------
                                                              125,125
----------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 1.1%
----------------------------------------------------------------------
FOOD - 0.4%
AmeriServe Food Distribution, Inc.,
8.875% Sr. Nts., 10/15/06                     75,000           75,750
----------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                                 40,000           40,495
----------------------------------------------------------------------
Fresh Del Monte Produce NV, 10% Sr.
Nts., Series B, 5/1/03                        28,000           29,260
----------------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
Inc., (The) 9.125% Debs., 1/15/98             15,000           15,011
----------------------------------------------------------------------
Jitney-Jungle Stores of America,
Inc., 10.375% Sr. Sub. Nts.,
9/15/07                                       50,000           52,125
----------------------------------------------------------------------
Van De Kamps, Inc., 12% Sr. Sub.
Nts., 9/15/05(3)                              50,000           55,750
                                                       ---------------
                                                              268,391
----------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.1%
Integrated Health Services, Inc.,
9.25% Sr. Sub. Nts., 1/15/08(2)               50,000           51,125
----------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
0.6%
Columbia/HCA Healthcare Corp.,
6.875% Nts., 7/15/01                          30,000           30,070
----------------------------------------------------------------------
Dade International, Inc., 11.125%
Sr. Sub. Nts., 5/1/06                         50,000           55,250
----------------------------------------------------------------------
Graphic Controls Corp., 12% Sr.
Sub. Nts., Series A, 9/15/05                  50,000           56,000

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES
(CONTINUED)

Kinetics Concepts, Inc., 9.625% Sr.
Sub. Nts., 11/1/07(2)                  $      75,000     $     76,594
----------------------------------------------------------------------
Paracelsus Healthcare Corp., 10%
Sr. Unsec. Sub. Nts., 8/15/06                 50,000           51,250
----------------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr.
Nts., 7/15/04                                 50,000           51,062
----------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr.
Nts., 1/15/05                                 50,000           51,250
                                                       ---------------
                                                              371,476
----------------------------------------------------------------------
HOUSEHOLD GOODS - 0.0%
Kimberly-Clark Corp., 7.875% Debs.,
2/1/23                                        15,000           16,361
----------------------------------------------------------------------
ENERGY - 0.8%
----------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.5%
Coastal Corp., 8.125% Sr. Nts.,
9/15/02                                       15,000           16,080
----------------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75%
Sr. Nts., Series B, 1/15/01                   25,000           26,219
----------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub.
Nts., Series B, 2/15/07                       75,000           76,312
----------------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                          15,000           16,399
----------------------------------------------------------------------
Southwest Royalties, Inc., 10.50%
Sr. Gtd. Nts., 10/15/04(2)                    75,000           75,000
----------------------------------------------------------------------
Transamerican Energy Corp., 11.50%
Sr. Nts., 6/15/02(2)                          50,000           49,250
----------------------------------------------------------------------
Williams Holdings of Delaware,
Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                                        25,000           24,541
                                                       ---------------
                                                              283,801
----------------------------------------------------------------------
OIL-INTEGRATED - 0.3%
Gulf Canada Resources Ltd., 8.25%
Sr. Nts., 3/15/17                             50,000           55,171
----------------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                                 50,000           50,886
----------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                                 50,000           53,352
----------------------------------------------------------------------
Standard Oil/British Petroleum Co.
plc, 9% Debs., 6/1/19                         15,000           15,508
                                                       ---------------
                                                              174,917
----------------------------------------------------------------------
FINANCIAL - 1.0%
----------------------------------------------------------------------
BANKS - 0.1%
Citicorp, 5.625% Sr. Nts., 2/15/01            15,000           14,719
----------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                      15,000           16,684
----------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub.
Nts., 4/15/00                                 15,000           15,140
                                                       ---------------
                                                               46,543
----------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 0.7%
American General Institutional
Capital B, 8.125% Bonds, Series B,
3/15/46(2)                                    50,000           55,464
----------------------------------------------------------------------
Beneficial Corp., 9.125% Debs.,
2/15/98                                       15,000           15,050
----------------------------------------------------------------------
Capital One Financial Corp., 6.83%
Sr. Nts., 5/17/99                             10,000           10,073
----------------------------------------------------------------------
Capital One Financial Corp., 7.25%
Nts., 12/1/03                                 40,000           40,422
----------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc.,
7.75% Gtd. Unsec. Unsub. Nts.,
1/26/01                                       30,000           30,781
----------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec.
Nts., 2/15/01                                 15,000           14,733
----------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Gtd. Medium-Term Nts., Series D,
3/1/01                                        15,000           14,936
----------------------------------------------------------------------
Ford Motor Credit Co., 6.25% Unsub.
Nts., 2/26/98                                 15,000           15,047
----------------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                          25,000           24,627
----------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50%
Nts., 4/1/01                                  20,000           20,193

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)

Olympic Financial Ltd., Units (each
unit consists of $1,000 principal
amount of 11.50% sr. nts., 3/15/07
and one warrant to purchase 6.84
shares of common stock)(8)             $      75,000     $     74,625
----------------------------------------------------------------------
Salomon, Inc., 8.69% Sr.
Medium-Term Nts., Series D, 3/1/99            35,000           36,031
----------------------------------------------------------------------
Wilshire Financial Services Group,
Inc., 13% Nts., Series A,
8/15/04(2)                                    75,000           76,687
                                                       ---------------
                                                              428,669
----------------------------------------------------------------------
INSURANCE - 0.2%
Cigna Corp., 7.90% Nts., 12/14/98             30,000           30,481
----------------------------------------------------------------------
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                                 50,000           56,325
----------------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts.,
1/15/99                                       35,000           35,932
----------------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                           15,000           15,263
                                                       ---------------
                                                              138,001
----------------------------------------------------------------------
INDUSTRIAL - 1.2%
----------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.2%
American Standard Cos., Inc.,
10.875% Sr. Nts., 5/15/99(3)                  43,000           45,365
----------------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr.
Nts., 10/1/05(3)                              50,000           53,125
                                                       ---------------
                                                               98,490
----------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.5%
Employee Solutions, Inc., 10% Sr.
Nts., 10/15/04(3)                             75,000           72,375
----------------------------------------------------------------------
KSL Recreation Group, Inc., 10.25%
Sr. Sub. Nts., 5/1/07                         50,000           53,375
----------------------------------------------------------------------
Production Resource Group, 11.50%
Sr. Sub. Nts., 1/15/08(2)                     75,000           75,562
----------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                                      50,000           52,798
----------------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Gtd. Sr. Nts., Series B, 12/1/06              40,000           40,926
                                                       ---------------
                                                              295,036
----------------------------------------------------------------------
MANUFACTURING - 0.2%
Jordan Industries, Inc., 10.375%
Sr. Nts., Series B, 8/1/07                    75,000           76,125
----------------------------------------------------------------------
Mark IV Industries, Inc., 8.75%
Sub. Nts., 4/1/03(3)                          10,000           10,600
----------------------------------------------------------------------
Titan Wheel International, Inc.,
8.75% Sr. Sub. Nts., 4/1/07                   50,000           52,625
                                                       ---------------
                                                              139,350
----------------------------------------------------------------------
TRANSPORTATION - 0.3%
CSX Corp., 7.05% Debs., 5/1/02                75,000           76,789
----------------------------------------------------------------------
Federal Express Corp., 6.25% Nts.,
4/15/98                                       15,000           15,006
----------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts.,
5/15/07                                       50,000           52,933
----------------------------------------------------------------------
Union Pacific Corp., 7% Nts.,
6/15/00                                       15,000           15,249
                                                       ---------------
                                                              159,977
----------------------------------------------------------------------
TECHNOLOGY - 2.1%
----------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.0%
GPA Delaware, Inc., 8.75% Gtd.
Nts., 12/15/98                                25,000           25,500
----------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.1%
Celestica International, Inc.,
10.50% Gtd. Sr. Sub. Nts., 12/31/06           75,000           79,500
----------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
2.0%
American Communications Services,
Inc., 0%/13% Sr. Disc. Nts.,
11/1/05(5)                                   100,000           80,500

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY
(CONTINUED)

Brooks Fiber Properties, Inc.,
0%/11.875% Sr. Disc. Nts.,
11/1/06(5)                             $      50,000     $     40,250
----------------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(5)                                   50,000           40,750
----------------------------------------------------------------------
Diamond Cable Communications plc,
0%/10.75% Sr. Disc. Nts.,
2/15/07(5)                                    75,000           51,375
----------------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr.
Disc. Nts., 3/15/07(5)                       100,000           68,500
----------------------------------------------------------------------
International CableTel, Inc.,
0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06(5)                          150,000          117,187
----------------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.,
11.25% Sr. Nts., 7/15/05(2)                   75,000           73,875
----------------------------------------------------------------------
IXC Communications, Inc., 12.50%
Sr. Nts., Series B, 10/1/05                   75,000           86,813
----------------------------------------------------------------------
Microcell Telecommunications, Inc.,
0%/14% Sr. Disc. Nts., Series B,
6/1/06(5)                                     50,000           33,750
----------------------------------------------------------------------
Nextel Communications, Inc.,
0%/9.75% Sr. Disc. Nts., 8/15/04(5)           50,000           44,625
----------------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 0%/13.50% Sr. Disc.
Nts., Series A, 8/1/07(3)(5)                 100,000           63,500
----------------------------------------------------------------------
PriCellular Wireless Corp.,
0%/12.25% Sr. Sub. Disc. Nts.,
10/1/03(5)                                    75,000           77,250
----------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum
Finance Corp., 11% Sr. Nts.,
8/15/06                                       75,000           84,750
----------------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr.
Unsec. Bonds, 6/30/07(2)                      75,000           81,750
----------------------------------------------------------------------
Teleport Communications Group,
Inc., 0%/11.125% Sr. Disc. Nts.,
7/1/07(5)                                     25,000           20,438
----------------------------------------------------------------------
Teleport Communications Group,
Inc., 9.875% Sr. Nts., 7/1/06                 25,000           28,125
----------------------------------------------------------------------
Telewest Communications plc, 0%/11%
Sr. Disc. Debs., 10/1/07(5)                   25,000           19,531
----------------------------------------------------------------------
Telewest Communications plc, 9.625%
Sr. Debs., 10/1/06                            25,000           26,063
----------------------------------------------------------------------
U S West Capital Funding, Inc.,
6.85% Gtd. Nts., 1/15/02                      50,000           50,876
----------------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr.
Nts., 3/1/04                                  75,000           59,250
----------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr.
Sub. Nts., 2/1/07                             50,000           54,250
                                                       ---------------
                                                            1,203,408
----------------------------------------------------------------------
UTILITIES - 0.2%
----------------------------------------------------------------------
ELECTRIC UTILITIES - 0.0%
Consumers Energy Co., 8.75% First
Mtg. Nts., 2/15/98                            15,000           15,036
----------------------------------------------------------------------
El Paso Electric Co., 7.25% First
Mtg. Nts., Series A, 2/1/99(3)                10,000           10,100
                                                       ---------------
                                                               25,136
----------------------------------------------------------------------
GAS UTILITIES - 0.2%
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01                      50,000           50,679
----------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                                 50,000           53,681
                                                       ---------------
                                                              104,360
                                                       ---------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $6,925,054)                           7,243,060

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
REPURCHASE AGREEMENTS - 11.3%
----------------------------------------------------------------------
Repurchase agreement with Zion
First National Bank, 6.60%, dated
12/31/97, to be repurchased at
$6,945,546 on 1/2/98,
collateralized by U.S. Treasury
Nts., 8.25%, 7/15/98, with a value
of $7,090,169 (Cost $6,943,000)        $   6,943,000     $  6,943,000
----------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$53,366,035)                                    99.6%      61,138,115
----------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                  0.4          241,367
                                     ---------------   ---------------
NET ASSETS                                     100.0%    $ 61,379,482
                                     ---------------   ---------------
                                     ---------------   ---------------

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,137,807 or 1.85% of the Fund's net assets as of December 31, 1997.

3. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Interest or dividend is paid in kind.

7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                     TOTAL                               GOVERNMENT
                                     RETURN             GROWTH           SECURITIES
                                     PORTFOLIO          PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost *)
(including repurchase agreements
**) - see accompanying statements    $  1,275,542,304   $  837,667,919   $ 23,295,802
--------------------------------------------------------------------------------------
Cash                                               --           52,883         90,721
--------------------------------------------------------------------------------------
Receivables:
Dividends, interest and principal
paydowns                                    8,040,786          887,672        345,875
Shares of capital stock sold                  340,785          227,569            233
Investments sold                              978,945        1,271,194             --
--------------------------------------------------------------------------------------
Other                                          18,663            7,375          1,515
                                     ----------------   --------------   -------------
Total assets                            1,284,921,483      840,114,612     23,734,146
--------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                181,431               --             --
--------------------------------------------------------------------------------------
Unrealized depreciation on forward
foreign currency exchange contracts
-see applicable note                               --               --             --
--------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                       5,159,278        8,599,768             --
Shares of capital stock redeemed              785,461           75,635          2,983
Custodian fees                                 19,990            9,030          1,180
Legal and auditing fees                        20,910           15,193          7,569
Shareholder reports                             5,303            3,845          3,379
Registration and filing fees                   25,793           39,801             --
Other                                              --               --             15
                                     ----------------   --------------   -------------
Total liabilities                           6,198,166        8,743,272         15,126
--------------------------------------------------------------------------------------
NET ASSETS                           $  1,278,723,317   $  831,371,340   $ 23,719,020
                                     ----------------   --------------   -------------
                                     ----------------   --------------   -------------
--------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Par value of shares of capital
stock                                $        640,876   $      240,667   $     21,322
--------------------------------------------------------------------------------------
Additional paid-in capital                999,878,481      553,844,604     22,206,033
--------------------------------------------------------------------------------------
Undistributed net investment income        42,609,690        9,770,088      1,356,173
--------------------------------------------------------------------------------------
Accumulated net realized gain
(loss) from investments and foreign
currency transactions                     143,222,480      107,576,006       (476,924)
--------------------------------------------------------------------------------------
Net unrealized appreciation on
investments and translation of
assets and liabilities denominated
in foreign currencies                      92,371,790      159,939,975        612,416
                                     ----------------   --------------   -------------
Net Assets                           $  1,278,723,317   $  831,371,340   $ 23,719,020
                                     ----------------   --------------   -------------
                                     ----------------   --------------   -------------
--------------------------------------------------------------------------------------
SHARES OF CAPITAL STOCK OUTSTANDING       640,875,962      240,666,941     21,321,672
--------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE         $           2.00   $         3.45   $       1.11
* Cost                               $  1,183,170,514   $  677,727,944   $ 22,683,386
** Repurchase agreements             $     48,500,000   $   31,100,000   $    600,000

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997 (CONTINUED)

                                                     LIFESPAN                        LIFESPAN
                                     INTERNATIONAL   DIVERSIFIED     LIFESPAN        CAPITAL
                                     EQUITY          INCOME          BALANCED        APPRECIATION
                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost *)
(including repurchase agreements
**) - see accompanying statements    $ 82,925,486    $  33,638,107   $  68,322,127   $ 61,138,115
--------------------------------------------------------------------------------------------------
Cash                                       92,896           38,915         211,675        346,371
--------------------------------------------------------------------------------------------------
Receivables:
Dividends, interest and principal
paydowns                                  117,386          383,381         484,119        258,904
Shares of capital stock sold               14,463            6,656           6,094         16,851
Investments sold                               --           82,475         169,801        197,075
--------------------------------------------------------------------------------------------------
Other                                       3,386            2,406           3,048          3,087
                                     -------------   -------------   -------------   -------------
Total assets                           83,153,617       34,151,940      69,196,864     61,960,403
--------------------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                 --               --              --             --
--------------------------------------------------------------------------------------------------
Unrealized depreciation on forward
foreign currency exchange contracts
-see applicable note                       11,298               --           2,800          2,949
--------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                     822,616               --         435,179        539,656
Shares of capital stock redeemed           26,933            1,296          29,674             --
Custodian fees                             18,168           20,666          18,044         20,127
Legal and auditing fees                     7,975            7,468           9,086          9,257
Shareholder reports                         4,477            4,677           4,601          4,619
Registration and filing fees                4,562            2,018           3,676          4,290
Other                                         140               --           1,021             23
                                     -------------   -------------   -------------   -------------
Total liabilities                         896,169           36,125         504,081        580,921
--------------------------------------------------------------------------------------------------
NET ASSETS                           $ 82,257,448    $  34,115,815   $  68,692,783   $ 61,379,482
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------
--------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Par value of shares of capital
stock                                $     60,378    $      28,988   $      53,491   $     45,351
--------------------------------------------------------------------------------------------------
Additional paid-in capital             68,239,720       29,823,374      56,785,059     49,938,747
--------------------------------------------------------------------------------------------------
Undistributed net investment income       390,416        1,650,130       1,955,234      1,170,826
--------------------------------------------------------------------------------------------------
Accumulated net realized gain
(loss) from investments and foreign
currency transactions                   2,612,989          280,885       2,427,542      2,452,404
--------------------------------------------------------------------------------------------------
Net unrealized appreciation on
investments and translation of
assets and liabilities denominated
in foreign currencies                  10,953,945        2,332,438       7,471,457      7,772,154
                                     -------------   -------------   -------------   -------------
Net Assets                           $ 82,257,448    $  34,115,815   $  68,692,783   $ 61,379,482
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------
--------------------------------------------------------------------------------------------------
SHARES OF CAPITAL STOCK OUTSTANDING    60,378,390       28,987,734      53,490,749     45,351,184
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE         $       1.36    $        1.18   $        1.28   $       1.35
* Cost                               $ 71,972,123    $  31,305,669   $  60,850,786   $ 53,366,035
** Repurchase agreements             $  2,300,000    $   4,273,000   $   6,715,000   $  6,943,000

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                     TOTAL                             GOVERNMENT
                                     RETURN           GROWTH           SECURITIES
                                     PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                             $   40,056,780   $    3,967,500   $ 1,524,193
-----------------------------------------------------------------------------------
Dividends (net of withholding taxes
of *)                                     9,669,636        9,925,750            --
                                     --------------   --------------   ------------
Total income                             49,726,416       13,893,250     1,524,193
-----------------------------------------------------------------------------------
EXPENSES:
Management fees - see applicable
note                                      6,482,637        3,818,977       120,922
-----------------------------------------------------------------------------------
Custodian fees and expenses                   1,499               --         4,142
-----------------------------------------------------------------------------------
Shareholder reports                           6,904            5,100         3,814
-----------------------------------------------------------------------------------
Accounting service fees - see
applicable note                              15,000           15,000        15,000
-----------------------------------------------------------------------------------
Legal and auditing fees                      41,410           17,130         5,866
-----------------------------------------------------------------------------------
Insurance expenses                           17,475            6,088         1,860
-----------------------------------------------------------------------------------
Directors' fees and expenses                 30,256            2,809           608
-----------------------------------------------------------------------------------
Registration and filing fees                 26,587           39,355            --
-----------------------------------------------------------------------------------
Other                                           648              164         1,373
                                     --------------   --------------   ------------
Total expenses                            6,622,416        3,904,623       153,585
Less expenses paid indirectly - see
applicable note                                  --               --        (3,048)
                                     --------------   --------------   ------------
Net expenses                              6,622,416        3,904,623       150,537
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME                    43,104,000        9,988,627     1,373,656
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized gain (loss) on:
Investments                             144,786,846      108,263,083       (69,942)
Foreign currency transactions                    --               --            --
-----------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation on:
Investments                              14,497,050       45,697,012       644,731
Translation of assets and
liabilities denominated in foreign
currencies                                       --               --            --
                                     --------------   --------------   ------------
Net realized and unrealized gain        159,283,896      153,960,095       574,789
-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $  202,387,896   $  163,948,722   $ 1,948,445
                                     --------------   --------------   ------------
                                     --------------   --------------   ------------
* Dividends                          $        5,171   $        5,022   $        --

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997 (CONTINUED)

                                                     LIFESPAN                        LIFESPAN
                                     INTERNATIONAL   DIVERSIFIED     LIFESPAN        CAPITAL
                                     EQUITY          INCOME          BALANCED        APPRECIATION
                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                             $    181,159    $  1,669,274    $   2,057,462   $  1,094,102
--------------------------------------------------------------------------------------------------
Dividends (net of withholding taxes
of *)                                   1,165,091         246,215          566,852        627,954
                                     -------------   -------------   -------------   -------------
Total income                            1,346,250       1,915,489        2,624,314      1,722,056
--------------------------------------------------------------------------------------------------
EXPENSES:
Management fees - see applicable
note                                      732,642         213,594          504,390        437,070
--------------------------------------------------------------------------------------------------
Custodian fees and expenses                47,818           6,908           34,115         31,357
--------------------------------------------------------------------------------------------------
Shareholder reports                         6,104           2,059            5,683          5,701
--------------------------------------------------------------------------------------------------
Accounting service fees - see
applicable note                            15,000          15,000           15,000         15,000
--------------------------------------------------------------------------------------------------
Legal and auditing fees                     7,535           1,784           11,066          9,582
--------------------------------------------------------------------------------------------------
Insurance expenses                          3,010           2,145            2,783          2,660
--------------------------------------------------------------------------------------------------
Directors' fees and expenses                2,231           1,695            2,350          2,067
--------------------------------------------------------------------------------------------------
Registration and filing fees                4,416           1,985            3,569          4,236
--------------------------------------------------------------------------------------------------
Other                                          63             118               45             15
                                     -------------   -------------   -------------   -------------
Total expenses                            818,819         245,288          579,001        507,688
Less expenses paid indirectly - see
applicable note                                --          (5,572)              --             --
                                     -------------   -------------   -------------   -------------
Net expenses                              818,819         239,716          579,001        507,688
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                     527,431       1,675,773        2,045,313      1,214,368
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized gain (loss) on:
Investments                             4,668,966         298,037        2,750,989      2,791,426
Foreign currency transactions          (2,006,332)             --         (235,863)      (258,131)
--------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation on:
Investments                             5,127,249       1,310,516        2,766,401      3,036,784
Translation of assets and
liabilities denominated in foreign
currencies                             (2,536,134)             --         (331,929)      (371,086)
                                     -------------   -------------   -------------   -------------
Net realized and unrealized gain        5,253,749       1,608,553        4,949,598      5,198,993
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $  5,781,180    $  3,284,326    $   6,994,911   $  6,413,361
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------
* Dividends                          $     97,568    $        591    $      11,604   $     15,252

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                 TOTAL
                                                 RETURN                        GROWTH
                                               PORTFOLIO                     PORTFOLIO
                                     1997            1996            1997          1996
-----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                $   43,104,000  $   43,541,038  $  9,988,627  $  8,053,037
-----------------------------------------------------------------------------------------------
Net realized gain (loss)                144,786,846      94,961,143   108,263,083    45,460,285
-----------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation             14,497,050     (35,958,926)   45,697,012    34,820,597
                                     --------------  --------------  ------------  ------------
Net increase in net assets
resulting from operations               202,387,896     102,543,255   163,948,722    88,333,919
-----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
income                                  (38,831,970)     (5,852,700)   (6,502,490)   (1,827,903)
-----------------------------------------------------------------------------------------------
Distributions from net realized
gain                                    (95,341,180)     (3,476,504)  (46,127,035)   (2,683,361)
-----------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net
assets resulting from capital stock
transactions - Note 2                    88,432,903      34,935,466   133,829,865    96,464,501
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease)               156,647,649     128,149,517   245,149,062   180,287,156
-----------------------------------------------------------------------------------------------
Beginning of period                   1,122,075,668     993,926,151   586,222,278   405,935,122
                                     --------------  --------------  ------------  ------------
End of period                        $1,278,723,317  $1,122,075,668  $831,371,340  $586,222,278
                                     --------------  --------------  ------------  ------------
                                     --------------  --------------  ------------  ------------
Undistributed net investment income  $   42,609,690  $   38,224,047  $  9,770,088  $  6,282,780

                                            GOVERNMENT              INTERNATIONAL
                                            SECURITIES                  EQUITY
                                            PORTFOLIO                 PORTFOLIO
                                     1997         1996         1997         1996
---------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                $ 1,373,656  $ 1,459,438  $   527,431  $   430,957
---------------------------------------------------------------------------------------
Net realized gain (loss)                 (69,942)      45,633    2,662,634    2,365,382
---------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation             644,731     (990,673)   2,591,115    3,976,250
                                     -----------  -----------  -----------  -----------
Net increase in net assets
resulting from operations              1,948,445      514,398    5,781,180    6,772,589
---------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
income                                (1,463,333)     (13,793)    (407,257)    (554,917)
---------------------------------------------------------------------------------------
Distributions from net realized
gain                                          --           --   (1,170,863)          --
---------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net
assets resulting from capital stock
transactions - Note 2                     (1,670)  (1,573,635)  15,468,927   10,593,270
---------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease)                483,442   (1,073,030)  19,671,987   16,810,942
---------------------------------------------------------------------------------------
Beginning of period                   23,235,578   24,308,608   62,585,461   45,774,519
                                     -----------  -----------  -----------  -----------
End of period                        $23,719,020  $23,235,578  $82,257,448  $62,585,461
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Undistributed net investment income  $ 1,356,173  $ 1,450,831  $   390,416  $   356,464

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                             LIFESPAN                  LIFESPAN
                                           DIVERSIFIED                 BALANCED
                                              INCOME                  PORTFOLIO
                                            PORTFOLIO                 PORTFOLIO
                                     1997         1996         1997         1996
---------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                $ 1,675,773  $ 1,334,058  $ 2,045,313  $ 1,395,888
---------------------------------------------------------------------------------------
Net realized gain (loss)                 298,037       34,119    2,515,126      713,856
---------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation           1,310,516      218,964    2,434,472    3,132,282
                                     -----------  -----------  -----------  -----------
Net increase in net assets
resulting from operations              3,284,326    1,587,141    6,994,911    5,242,026
---------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
income                                (1,155,828)    (218,759)  (1,134,469)    (364,414)
---------------------------------------------------------------------------------------
Distributions from net realized
gain                                     (41,610)     (30,626)    (612,613)          --
---------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net
assets resulting from capital stock
transactions - Note 2                  6,754,828    2,760,428   12,108,631   10,991,482
---------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease)              8,841,716    4,098,184   17,356,460   15,869,094
---------------------------------------------------------------------------------------
Beginning of period                   25,274,099   21,175,915   51,336,323   35,467,229
                                     -----------  -----------  -----------  -----------
End of period                        $34,115,815  $25,274,099  $68,692,783  $51,336,323
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Undistributed net investment income  $ 1,650,130  $ 1,127,966  $ 1,955,234  $ 1,053,055

                                             LIFESPAN
                                             CAPITAL
                                           APPRECIATION
                                     1997         1996
-------------------------------------------------------------
OPERATIONS:
Net investment income                $ 1,214,368  $   635,909
-------------------------------------------------------------
Net realized gain (loss)               2,533,295    1,155,841
-------------------------------------------------------------
Net change in unrealized
appreciation or depreciation           2,665,698    3,269,866
                                     -----------  -----------
Net increase in net assets
resulting from operations              6,413,361    5,061,616
-------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
income                                  (402,394)    (278,560)
-------------------------------------------------------------
Distributions from net realized
gain                                  (1,024,277)          --
-------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net
assets resulting from capital stock
transactions - Note 2                 14,398,598   10,442,654
-------------------------------------------------------------
NET ASSETS:
Total increase (decrease)             19,385,288   15,225,710
-------------------------------------------------------------
Beginning of period                   41,994,194   26,768,484
                                     -----------  -----------
End of period                        $61,379,482  $41,994,194
                                     -----------  -----------
                                     -----------  -----------
Undistributed net investment income  $ 1,170,826  $   371,899

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

                                                   YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                     1997       1996((1))  1995        1994        1993
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                  $1.91      $1.75   $1.51       $1.65       $1.56
-----------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income                     .07        .07     .07         .06         .06
Net realized and unrealized gain
(loss)                                    .25        .11     .30        (.09)        .20
-----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                .32        .18     .37        (.03)        .26
-----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.07)      (.01)   (.07)       (.06)       (.06)
Distributions from net realized
gain                                     (.16)      (.01)   (.06)       (.05)       (.11)
-----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.23)      (.02)   (.13)       (.11)       (.17)
-----------------------------------------------------------------------------------------
Net asset value, end of period          $2.00      $1.91   $1.75       $1.51       $1.65
                                     --------   --------   ------      ------      ------
                                     --------   --------   ------      ------      ------
-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE((2))                              18.81%     10.14%  24.66%      (1.97)%     16.28%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
millions)                              $1,279     $1,122    $994        $742        $610
-----------------------------------------------------------------------------------------
Average net assets (in millions)       $1,208     $1,058    $864((3))   $687((3))   $502((3))
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    3.57%      4.12%   4.48%       4.21%       3.90%
Expenses                                 0.55%      0.55%   0.59%       0.56%       0.60%
-----------------------------------------------------------------------------------------
Portfolio turnover rate((4))            103.5%     104.3%   62.3%       88.3%      161.6%
Average brokerage commission
rate((5))                             $0.0699    $0.0641      --          --          --

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $1,162,940,441 and $1,139,011,104, respectively.

5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------------
                                     1997       1996(1)    1995         1994         1993
---------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                  $2.98      $2.53      $1.97        $2.08        $1.91
---------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .04        .04        .04          .03          .04
Net realized and unrealized gain
(loss)                                    .69        .43        .71         (.04)         .36
---------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                .73        .47        .75         (.01)         .40
---------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.03)      (.01)      (.04)        (.03)        (.04)
Distributions from net realized
gain                                     (.23)      (.01)      (.15)        (.07)        (.19)
---------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.26)      (.02)      (.19)        (.10)        (.23)
---------------------------------------------------------------------------------------------
Net asset value, end of period          $3.45      $2.98      $2.53        $1.97        $2.08
                                     --------   --------   --------     --------     --------
                                     --------   --------   --------     --------     --------
---------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)     26.37%     18.87%     38.06%       (0.51)%      21.22%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                           $831,371   $586,222   $405,935     $230,195     $165,775
---------------------------------------------------------------------------------------------
Average net assets (in thousands)    $721,555   $494,281   $303,193(3)  $198,879(3)  $131,292(3)
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    1.38%      1.63%      2.01%        1.87%        2.30%
Expenses                                 0.54%      0.58%      0.66%        0.67%        0.69%
---------------------------------------------------------------------------------------------
Portfolio turnover rate(4)               91.8%      82.5%      69.3%        97.3%        97.6%
Average brokerage commission
rate(5)                              $ 0.0699   $ 0.0697         --           --           --

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $637,953,389 and $589,720,974, respectively.

5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

                                                    YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------------
                                      1997      1996(1)   1995        1994        1993
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                $  1.09   $  1.07   $  0.95     $  1.06     $  1.01
-----------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .07       .07       .06         .06         .04
Net realized and unrealized gain
(loss)                                    .02      (.05)      .12        (.11)        .07
-----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                .09       .02       .18        (.05)        .11
-----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.07)       --(2)    (.06)      (.06)       (.04)
Distributions from net realized
gain                                       --        --        --          --        (.02)
-----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.07)       --      (.06)       (.06)       (.06)
-----------------------------------------------------------------------------------------
Net asset value, end of period        $  1.11   $  1.09   $  1.07     $  0.95     $  1.06
                                      -------   -------   -------     -------     -------
                                      -------   -------   -------     -------     -------
-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)      8.82%     1.93%    18.91%      (4.89)%     10.98%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                            $23,719   $23,236   $24,309     $18,784     $15,687
-----------------------------------------------------------------------------------------
Average net assets (in thousands)     $23,034   $23,880   $23,157(4)  $17,589(4)  $11,421(4)
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    5.96%     6.11%     6.08%       6.04%       5.13%
Expenses                                 0.67%(5)    0.62%    0.71%      0.85%       0.93%
-----------------------------------------------------------------------------------------
Portfolio turnover rate(6)                0.0%      6.0%     54.7%      102.3%      178.2%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Less than $0.005 per share.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $0 and $2,350,000, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

                                                      YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------
                                     1997       1996(1)    1995          1994          1993
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                  $1.29      $1.15      $1.09         $1.09         $0.92
-----------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)              .01        .02        .03          (.01)          .00
Net realized and unrealized gain
(loss)                                    .09        .13        .08           .03           .20
-----------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                .10        .15        .11           .02           .20
-----------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.01)      (.01)      (.04)           --          (.02)
Distributions from net realized
gain                                     (.02)        --       (.01)         (.02)         (.01)
-----------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.03)      (.01)      (.05)         (.02)         (.03)
-----------------------------------------------------------------------------------------------
Net asset value, end of period          $1.36      $1.29      $1.15         $1.09         $1.09
                                     --------   --------   --------      --------      --------
                                     --------   --------   --------      --------      --------
-----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)      8.11%     13.26%     10.30%         1.44%        21.80%
-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                            $82,257    $62,585    $45,775       $31,603       $18,315
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)     $73,318    $56,893    $37,474(3)    $29,133(3)    $13,328(3)
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    0.72%      0.76%      1.61%        (1.85)%       (0.31)%
Expenses                                 1.12%      1.21%      1.26%         1.28%         1.50%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate(4)               48.6%      53.7%      85.1%         76.5%         57.4%
Average brokerage commission
rate(5)                              $ 0.0232   $ 0.0019         --            --            --

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $47,527,468 and $34,015,226, respectively.

5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

                                         YEAR ENDED DECEMBER 31,
                                      -----------------------------
                                      1997        1996(2)   1995(1)
-------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                $  1.10     $  1.04   $  1.00
-------------------------------------------------------------------
Income from investment operations:
Net investment income                     .06         .06       .02
Net realized and unrealized gain          .07         .01       .04
-------------------------------------------------------------------
Total income from investment
operations                                .13         .07       .06
-------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.05)       (.01)     (.02)
Distributions from net realized
gain                                       --(9)       --        --
-------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.05)       (.01)     (.02)
-------------------------------------------------------------------
Net asset value, end of period        $  1.18     $  1.10   $  1.04
                                      -------     -------   -------
                                      -------     -------   -------
-------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)     12.51%       6.93%     5.69%
-------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                            $34,116     $25,274   $21,176
-------------------------------------------------------------------
Average net assets (in thousands)     $28,503     $22,854   $20,364(4)
-------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    5.88%       5.84%     5.11%(5)
Expenses                                 0.86%(6)    1.07%     1.50%(5)
-------------------------------------------------------------------
Portfolio turnover rate(7)               34.0%       80.4%     41.2%(5)
Average brokerage commission
rate(8)                               $0.0690     $0.0678        --

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $13,442,623 and $8,641,643, respectively.

8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

9. Less than $0.005 per share.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

                                        YEAR ENDED DECEMBER 31,
                                     ------------------------------
                                     1997       1996(2)    1995(1)
-------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                  $1.18      $1.05      $1.00
-------------------------------------------------------------------
Income from investment operations:
Net investment income                     .04        .03        .01
Net realized and unrealized gain          .10        .11        .05
-------------------------------------------------------------------
Total income from investment
operations                                .14        .14        .06
-------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.03)      (.01)      (.01)
Distributions from net realized
gain                                     (.01)        --         --
-------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.04)      (.01)      (.01)
-------------------------------------------------------------------
Net asset value, end of period          $1.28      $1.18      $1.05
                                     --------   --------   --------
                                     --------   --------   --------
-------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)     12.20%     13.38%      6.08%
-------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                           $ 68,693   $ 51,336   $ 35,467
-------------------------------------------------------------------
Average net assets (in thousands)    $ 59,388   $ 41,847   $ 33,925(4)
-------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    3.44%      3.34%      3.08%(5)
Expenses                                 0.97%      1.17%      1.50%(5)
-------------------------------------------------------------------
Portfolio turnover rate(6)               57.3%      69.7%      39.7%(5)
Average brokerage commission
rate(7)                              $ 0.0367   $ 0.0025         --

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $42,727,285 and $30,915,461, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

                                        YEAR ENDED DECEMBER 31,
                                      ---------------------------
                                      1997      1996(2)   1995(1)
-----------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                $  1.24   $  1.06   $  1.00
-----------------------------------------------------------------
Income from investment operations:
Net investment income                     .03       .02       .01
Net realized and unrealized gain          .12       .17       .06
-----------------------------------------------------------------
Total income from investment
operations                                .15       .19       .07
-----------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.01)     (.01)     (.01)
Distributions from net realized
gain                                     (.03)       --        --
-----------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.04)     (.01)     (.01)
-----------------------------------------------------------------
Net asset value, end of period        $  1.35   $  1.24   $  1.06
                                      -------   -------   -------
                                      -------   -------   -------
-----------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)     12.53%    17.97%     6.65%
-----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                            $61,379   $41,994   $26,768
-----------------------------------------------------------------
Average net assets (in thousands)     $51,473   $33,109   $25,460(4)
-----------------------------------------------------------------
Ratios to average net assets:
Net investment income                    2.36%     1.92%     1.73%(5)
Expenses                                 0.99%     1.30%     1.50%(5)
-----------------------------------------------------------------
Portfolio turnover rate(6)               65.8%     70.7%     38.7%(5)
Average brokerage commission
rate(7)                               $0.0372   $0.0028        --

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $42,328,007 and $30,095,785, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum total investment return (including both capital appreciation and income) by allocating its assets among stocks, bonds (including corporate debt securities, U.S. government and U.S. government-related securities) and money market instruments according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities purchased that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $113,613, an increase in paid-in capital of $350,756, and a decrease in accumulated net realized gain on investments at $464,369.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 950 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                      YEAR ENDED                         YEAR ENDED
                                   DECEMBER 31, 1997                 DECEMBER 31, 1996
                           ---------------------------------   ------------------------------
                           SHARES           AMOUNT             SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Sold                           71,391,082   $    135,657,386       93,916,426   $ 168,995,348
Dividends and
distributions reinvested       78,007,645        134,173,150        5,232,785       9,329,203
Redeemed                      (95,125,453)      (181,397,633)     (79,306,418)   (143,389,085)
                           --------------   ----------------   --------------   -------------
Net increase                   54,273,274   $     88,432,903       19,842,793   $  34,935,466
                           --------------   ----------------   --------------   -------------
                           --------------   ----------------   --------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $92,371,790 was composed of gross appreciation of $101,063,618, and gross depreciation of $8,691,828.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.625% of the first $600 million of average daily net assets and 0.45% of average daily net assets in excess of $600 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $22,160,577, which represents 1.73% of the Fund's net assets.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income and net realized gain may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $1,171, a decrease in accumulated net realized gain on investments of $372,018, and an increase in paid-in capital of $370,847.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 350 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                      YEAR ENDED                         YEAR ENDED
                                   DECEMBER 31, 1997                 DECEMBER 31, 1996
                           ---------------------------------   ------------------------------
                           SHARES           AMOUNT             SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Sold                           52,419,265   $    167,124,059       55,608,996   $ 149,864,357
Dividends and
distributions reinvested       18,597,005         52,629,524        1,696,733       4,511,263
Redeemed                      (26,936,806)       (85,923,718)     (21,454,970)    (57,911,119)
                           --------------   ----------------   --------------   -------------
Net increase                   44,079,464   $    133,829,865       35,850,759   $  96,464,501
                           --------------   ----------------   --------------   -------------
                           --------------   ----------------   --------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $159,939,975 was composed of gross appreciation of $164,736,754, and gross depreciation of $4,796,779.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.625% of the first $300 million of average daily net assets, 0.50% of the next $100 million and 0.45% of average daily net assets in excess of $400 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Government Securities Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income with a high degree of safety of principal by investing primarily (at least 65% of its total assets under normal market conditions) in U.S. Government securities and U.S. Government related securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

At December 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $464,000, which expires between 2002 and 2005.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect an increase in paid-in capital of $4,984, a decrease in undistributed net investment income of $4,981, and an increase in accumulated net realized loss on investments of $3.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 150 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                     YEAR ENDED                       YEAR ENDED
                                  DECEMBER 31, 1997               DECEMBER 31, 1996
                           -------------------------------   ----------------------------
                           SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------
Sold                            2,834,687   $    3,050,414        3,228,090   $ 3,411,359
Dividends and
distributions reinvested        1,434,641        1,463,333           13,298        13,793
Redeemed                       (4,214,703)      (4,515,417)      (4,728,604)   (4,998,787)
                           --------------   --------------   --------------   -----------
Net increase (decrease)            54,625   $       (1,670)      (1,487,216)  $(1,573,635)
                           --------------   --------------   --------------   -----------
                           --------------   --------------   --------------   -----------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $612,416 was composed of gross appreciation of $710,698, and gross depreciation of $98,282.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.525% of the first $300 million of average daily net assets, 0.50% of the next $100 million and 0.45% of average daily net assets in excess of $400 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

International Equity Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Funds investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities purchased that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED). The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $86,222. Accumulated net realized gain was increased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 150 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                     YEAR ENDED                       YEAR ENDED
                                  DECEMBER 31, 1997                DECEMBER 31, 1996
                           -------------------------------   -----------------------------
                           SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------
Sold                           17,133,067   $   22,813,653       17,318,472   $ 21,135,395
Dividends and
distributions reinvested        1,293,541        1,578,120          447,471        554,916
Redeemed                       (6,693,102)      (8,922,846)      (8,899,447)   (11,097,041)
                           --------------   --------------   --------------   ------------
Net increase                   11,733,506   $   15,468,927        8,866,496   $ 10,593,270
                           --------------   --------------   --------------   ------------
                           --------------   --------------   --------------   ------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $10,953,363 was composed of gross appreciation of $16,794,611, and gross depreciation of $5,841,248.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the first $250 million of average daily net assets and 0.90% of average daily net assets in excess of $250 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager has a sub-advisory agreement with Babson-Stewart Ivory International (the Sub-Advisor) to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays Babson-Stewart Ivory International negotiated fees.

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS (CONTINUED)
The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1997, the Fund had outstanding forward contracts as follows:

                                             EXPIRATION CONTRACT AMOUNT   VALUATION AS OF    UNREALIZED
                                             DATE       (000S)            DECEMBER 31, 1997  DEPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
-------------------------------------------
British Pound Sterling (GBP)                 1/2/98     500 GBP           $822,616               $11,298

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Diversified Income Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $2,219. Accumulated net realized gain was decreased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 200 million shares of $0.001 par value of capital stock. Transactions in shares of capital stock were as follows:

                                     YEAR ENDED                       YEAR ENDED
                                  DECEMBER 31, 1997               DECEMBER 31, 1996
                           -------------------------------   ----------------------------
                           SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------
Sold                            5,816,319   $    6,566,303        2,767,203   $ 2,918,049
Dividends and
distributions reinvested        1,129,658        1,197,438          239,497       249,385
Redeemed                         (905,515)      (1,008,913)        (383,462)     (407,006)
                           --------------   --------------   --------------   -----------
Net increase                    6,040,462   $    6,754,828        2,623,238   $ 2,760,428
                           --------------   --------------   --------------   -----------
                           --------------   --------------   --------------   -----------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $2,332,438 was composed of gross appreciation of $2,596,062, and gross depreciation of $263,624.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.75% of the first $250 million of average annual net assets and 0.65% of average annual net assets in excess of $250 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager has a sub-advisory agreement with BEA Associates (the Sub-Advisor) to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays BEA Associates negotiated fees.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
5. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $1,066,030, which represents 3.12% of the Fund's net assets.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Balanced Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities purchased that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect an increase in accumulated net realized gain on investments of $8,665. Undistributed net investment income was decreased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                     YEAR ENDED                       YEAR ENDED
                                  DECEMBER 31, 1997               DECEMBER 31, 1996
                           -------------------------------   ----------------------------
                           SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------
Sold                           11,659,128   $   14,199,763       11,771,412   $13,270,683
Dividends and
distributions reinvested        1,559,895        1,747,083          324,756       364,414
Redeemed                       (3,199,617)      (3,838,215)      (2,368,019)   (2,643,615)
                           --------------   --------------   --------------   -----------
Net increase                   10,019,406   $   12,108,631        9,728,149   $10,991,482
                           --------------   --------------   --------------   -----------
                           --------------   --------------   --------------   -----------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $7,471,341 was composed of gross appreciation of $8,999,645, and gross depreciation of $1,528,304.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the first $250 million of average annual net assets and 0.75% of average annual net assets in excess of $250 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager has sub-advisory agreements with three Sub-Advisors to assist in the selection of portfolio investments for the components of the Fund. For those services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates (the Sub-Advisors) negotiated fees.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $1,513,310, which represents 2.20% of the Fund's net assets.

--------------------------------------------------------------------------------
6. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1997, the Fund had outstanding forward contracts as follows:

                                                                CONTRACT
                                                   EXPIRATION   AMOUNT     VALUATION AS OF    UNREALIZED
                                                   DATE         (000S)     DECEMBER 31, 1997  DEPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
-------------------------------------------------
British Pound Sterling (GBP)                           1/2/98   124 GBP         $203,888           $2,800

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Capital Appreciation Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities purchased that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect an increase in accumulated net realized gain on investments of $13,047. Undistributed net investment income was decreased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                     YEAR ENDED                       YEAR ENDED
                                  DECEMBER 31, 1997               DECEMBER 31, 1996
                           -------------------------------   ----------------------------
                           SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------
Sold                           11,969,510   $   15,271,181       12,599,280   $14,877,614
Dividends and
distributions reinvested        1,229,889        1,426,671          236,570       278,563
Redeemed                       (1,803,689)      (2,299,254)      (4,035,039)   (4,713,523)
                           --------------   --------------   --------------   -----------
Net increase                   11,395,710   $   14,398,598        8,800,811   $10,442,654
                           --------------   --------------   --------------   -----------
                           --------------   --------------   --------------   -----------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $7,772,080 was composed of gross appreciation of $9,413,843, and gross depreciation of $1,641,763.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the first $250 million of average annual net assets and 0.75% of average annual net assets in excess of $250 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager has sub-advisory agreements with three Sub-Advisors to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates (the Sub-Advisors) negotiated fees.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $654,666, which represents 1.07% of the Fund's net assets.

--------------------------------------------------------------------------------
6. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1997, the Fund had outstanding forward contracts as follows:

                                     EXPIRATION CONTRACT        VALUATION AS OF    UNREALIZED
                                     DATE       AMOUNT (000S)   DECEMBER 31, 1997  DEPRECIATION
----------------------------------------------------------------------------------------------
CONTRACTS TO BUY
British Pound Sterling (GBP)         1/2/98     130 GBP         $214,722                $2,949

PANORAMA SERIES FUND, INC.
INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

The Board of Directors and Shareholders of Panorama Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Total Return Portfolio, Growth Portfolio, Government Securities Portfolio, International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio (all of which are series of Panorama Series Fund, Inc.) as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the years ended December 31, 1997 and 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period January 1, 1993 to December 31, 1995 were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return Portfolio, Growth Portfolio, Government Securities Portfolio, International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio at December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 23, 1998

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on March 24, 1997, were designated as a capital gain distribution in the "28% Rate Group" for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1997 which are not designated as capital gain distributions should be multiplied by the percentage listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                    LONG-TERM CAPITAL   CORPORATE DIVIDEND-
                                                                    GAIN DISTRIBUTION   RECEIVED DEDUCTION
------------------------------------------------------------------------------------------------------
Total Return Portfolio                                                  $   0.132                8.35%

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on March 24, 1997, were designated as a capital gain distribution in the "28% Rate Group" for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1997 which are not designated as capital gain distributions should be multiplied by the percentage listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                    LONG-TERM CAPITAL  CORPORATE DIVIDEND-
                                                                    GAIN DISTRIBUTION  RECEIVED DEDUCTION
------------------------------------------------------------------------------------------------------
Growth Portfolio                                                        $   0.189               21.98%

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO

FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on March 24, 1997, were designated as a capital gain distribution in the "28% Rate Group" for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1997 which are not designated as capital gain distributions should be multiplied by the percentage listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                                          CORPORATE
                                                                     LONG-TERM CAPITAL    DIVIDEND-RECEIVED
                                                                     GAIN DISTRIBUTION    DEDUCTION
------------------------------------------------------------------------------------------------------
Government Securities Portfolio                                                 N/A                   N/A

The foregoing information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on March 24, 1997, were designated as a capital gain distribution in the "28% Rate Group" for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1997 which are not designated as capital gain distributions should be multiplied by the percentage listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                    LONG-TERM CAPITAL  CORPORATE DIVIDEND-
                                                                    GAIN DISTRIBUTION  RECEIVED DEDUCTION
------------------------------------------------------------------------------------------------------
International Equity Portfolio                                          $   0.023                 N/A

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on March 24, 1997, were designated as a capital gain distribution in the "28% Rate Group" for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1997 which are not designated as capital gain distributions should be multiplied by the percentages listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                    LONG-TERM CAPITAL  CORPORATE DIVIDEND-
                                                                    GAIN DISTRIBUTION  RECEIVED DEDUCTION
------------------------------------------------------------------------------------------------------
LifeSpan Diversified Income Portfolio                                   $   0.001                12.76%

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on March 24, 1997, were designated as a capital gain distribution in the "28% Rate Group" for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1997 which are not designated as capital gain distributions should be multiplied by the percentage listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                    LONG-TERM CAPITAL  CORPORATE DIVIDEND-
                                                                    GAIN DISTRIBUTION  RECEIVED DEDUCTION
------------------------------------------------------------------------------------------------------
LifeSpan Balanced Portfolio                                             $   0.012               17.57%

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on March 24, 1997, were designated as a capital gain distribution in the "28% Rate Group" for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1997 which are not designated as capital gain distributions should be multiplied by the percentage listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                    LONG-TERM CAPITAL  CORPORATE DIVIDEND-
                                                                    GAIN DISTRIBUTION  RECEIVED DEDUCTION
------------------------------------------------------------------------------------------------------
LifeSpan Capital Appreciation Portfolio                                 $   0.012               32.51%

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PANORAMA SERIES FUND, INC.

------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS     James C. Swain, Chairman of the Board of Directors
                           Bridget A. Macaskill, President
                           Robert G. Avis, Director
                           William A. Baker, Director
                           Charles Conrad, Jr., Director
                           Sam Freedman, Director
                           Raymond J. Kalinowski, Director
                           C. Howard Kast, Director
                           Robert M. Kirchner, Director
                           Ned M. Steel, Director
                           Andrew J. Donohue, Vice President and Secretary
                           Peter M. Antos, Vice President
                           Stephen F. Libera, Vice President
                           Michael C. Strathearn, Vice President
                           Kenneth B. White, Vice President
                           Arthur J. Zimmer, Vice President
                           George C. Bowen, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary

------------------------------------------------------------------------------------------------------
INVESTMENT ADVISOR         OppenheimerFunds, Inc.

------------------------------------------------------------------------------------------------------
SUB-ADVISORS               Babson-Stewart Ivory International
                           BEA Associates
                           Pilgrim Baxter & Associates

------------------------------------------------------------------------------------------------------
TRANSFER AGENT             OppenheimerFunds Services

------------------------------------------------------------------------------------------------------
CUSTODIAN OF PORTFOLIO     Bank of New York
SECURITIES

------------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS       Deloitte & Touche LLP

------------------------------------------------------------------------------------------------------
LEGAL COUNSEL              Myer, Swanson, Adams & Wolf, P.C.

                           This is a copy of a report to shareholders of Panorama Series Fund, Inc.
                           This report must be preceded or accompanied by a Prospectus of Panorama
                           Series Fund, Inc. For material information concerning the Funds, see the
                           Prospectus.

                           Shares of OppenheimerFunds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.